JULY 29, 2010
                                                           AMENDED MARCH 1, 2011
PROSPECTUS

TOUCHSTONE STRATEGIC TRUST

                                                       CLASS A      CLASS B      CLASS C     CLASS Y     INSTITUTIONAL
Touchstone Diversified Small Cap Growth Fund            TDSAX         - -         TDSCX       TDSIX           - -
Touchstone Growth Opportunities Fund                    TGVFX         - -         TGVCX       TGVYX          TGVVX
Touchstone Large Cap Growth Fund                        TEQAX        TEQBX        TEQCX       TIQIX           - -
Touchstone Mid Cap Growth Fund                          TEGAX        TBEGX        TOECX       TEGYX           - -


The Securities and Exchange Commission has not approved the Funds' shares as an investment or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS                                                           PAGE

DIVERSIFIED SMALL CAP GROWTH FUND SUMMARY......................................3
GROWTH OPPORTUNITIES FUND SUMMARY..............................................8
LARGE CAP GROWTH FUND SUMMARY.................................................13
MID CAP GROWTH FUND SUMMARY...................................................18
INVESTMENT STRATEGIES AND RISKS...............................................23
THE FUNDS' MANAGEMENT.........................................................28
CHOOSING A CLASS OF SHARES....................................................32
DISTRIBUTION ARRANGEMENTS.....................................................36
INVESTING WITH TOUCHSTONE.....................................................37
DISTRIBUTIONS AND TAXES.......................................................47
FINANCIAL HIGHLIGHTS..........................................................49

TOUCHSTONE DIVERSIFIED SMALL CAP GROWTH FUND SUMMARY

THE FUND'S INVESTMENT GOAL

The Touchstone Diversified Small Cap Growth Fund seeks long-term growth of capital.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus and in the sections entitled "Choosing a Share Class" and "Other Purchase and Redemption Information" in the Fund's Statement of Additional Information.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                            Class A      Class C     Class Y
Maximum Sales Charge Imposed on
    Purchases (as a percentage of offering price)            5.75%        None        None
Maximum Deferred Sales Charge
    (as a percentage of original purchase price
    or the amount redeemed, whichever is less)               None         1.00%       None
Wire Redemption Fee                                          Up to $15    Up to $15   None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fees                                              1.05%        1.05%       1.05%
Distribution and/or Service (12b-1) Fees                     0.25%        1.00%       None
Other Expenses                                               0.94%        1.28%       0.61%
Total Annual Fund Operating Expenses                         2.24%        3.33%       1.66%
Fee Waiver and/or Expense Reimbursement(1)                   0.84%        1.18%       0.51%
Total Annual Fund Operating Expenses After Fee Waiver
    and/or Expense Reimbursement                             1.40%        2.15%       1.15%

(1) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.40%, 2.15% and 1.15% for Class A shares, Class C shares and Class Y shares, respectively. This expense limitation will remain in effect until at least July 28, 2011 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the shareholders.

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                  Assuming Redemption               Assuming No
                                   at End of Period                 Redemption
                           Class A     Class C     Class Y            Class C
1 Year                      $709         $318        $117              $218
3 Years                    $1,159        $915        $474              $915
5 Years                    $1,634       $1,634       $854             $1,634
10 Years                   $2,940       $3,542      $1,923            $3,542

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 76% of the average value of its portfolio.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its assets in the common stocks of small cap companies. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. A small cap company has a market capitalization of less than $2.5 billion or a market capitalization represented within the range of the Russell 2000 Index (between $2.3 billion and $112 million as of the latest reconstitution on May 31, 2010). The Fund may invest in securities in the technology sector. The Fund will generally hold approximately 80 - 120 stocks.

The Fund will invest in securities that the sub-advisor, Fort Washington Investment Advisors, Inc. ("Fort Washington"), believes will capitalize on inefficiencies that exist in the small cap growth market by focusing on:

      o Companies that are experiencing improving long-term or cyclical fundamental trends;

      o     High quality, well-managed companies; and

      o     Companies with competitive business models

Fort Washington employs a four-step investment process:

1. Proprietary Quantitative Selection Criteria - The small cap growth stock universe is analyzed through a quantitative model and stocks are given rankings along four dimensions: fundamental, risk, valuation and technical. This reduces the universe to a bullpen of approximately 300 stocks.

2. Fundamental Research - Bottom-up fundamental research is conducted on the resulting bullpen of stocks along several dimensions, such as earnings drivers (those factors that ultimately determine a company's ability to grow its earnings), business model (the strategy used in managing the business), and operating margins (the earnings a company produces before allocating interest expenses, taxes, depreciation, etc.).

3. Team Review - A portfolio manager recommends stocks after performing the fundamental research. Each portfolio manager specializes in one or more economic sectors, and is responsible for making recommendations within that sector. The entire investment team reviews this recommendation, determining whether to add it to the Fund along with the corresponding position weight, if applicable.

4. Portfolio Construction - The portfolio is constructed subject to guidelines and constraints. A risk overlay is added to ensure optimal positioning with respect to macroeconomic trends. Positions are consistently monitored and an annual intensive review is conducted to determine if drivers of growth are still present in each security.

The Fund may engage in frequent and active trading as part of its principal investment strategy.

THE KEY RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund, and the Fund could also return less than other investments:

      o     If the stock market as a whole goes down

      o If Fort Washington's investment approach does not accurately identify attractive investments

      o If the companies the Fund invests in do not grow as rapidly or increase in value as expected

      o Because securities of small cap companies may be more thinly traded and may have more frequent and larger price changes than securities of large cap companies

      o Because the Fund may invest in the technology sector which at times may be subject to greater market fluctuation than other sectors

      o Because growth oriented funds may underperform when value investing is in favor

      o Because actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's Prospectus.

THE FUND'S PERFORMANCE

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. The bar chart shows changes in performance (before taxes) of the Fund's Class A shares during each full calendar year of operations. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

DIVERSIFIED SMALL CAP GROWTH FUND - CLASS A TOTAL RETURNS AS OF DECEMBER 31

                                   [BAR CHART]

                           16.84%    -42.67%   26.76%
                           ------    -------   ------
                            2007      2008      2009

Best Quarter:   2nd Quarter 2009 +17.07%
Worst Quarter:  4th Quarter 2008 -28.14%

The year-to-date return for the Fund's Class A shares as of June 30, 2010 is -2.48%.

The performance table shows how the Fund's average annual total returns (before and after taxes) for 1 year and since the class started compare with those of the Russell 2000 Growth Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

Class A shares and Class Y shares began operations on September 6, 2006 and Class C shares began operations on August 1, 2007. The Class C shares performance was calculated using the historical performance of the Class A shares for the period from September 6, 2006 through July 31, 2007. Performance for this period has been restated to reflect the impact of Class C shares fees and expenses.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2009
                                                                       Since
                                                        1 Year     Class Started
DIVERSIFIED SMALL CAP GROWTH FUND - CLASS A
Return Before Taxes                                      19.44%        -3.77%
Return After Taxes on Distributions                      19.44%        -4.61%
Return After Taxes on Distributions and
    Sale of Fund Shares                                  12.63%        -3.50%
Russell 2000 Growth Index                                34.47%        -1.26%
(reflects no deductions for fees, expenses or taxes)
DIVERSIFIED SMALL CAP GROWTH FUND - CLASS C
Return Before Taxes                                      25.79%        -2.72%
Russell 2000 Growth Index                                34.47%        -1.26%
(reflects no deductions for fees, expenses or taxes)
DIVERSIFIED SMALL CAP GROWTH FUND - CLASS Y
Return Before Taxes                                      27.04%        -1.81%
Russell 2000 Growth Index                                34.47%        -1.26%
(reflects no deductions for fees, expenses or taxes)


INVESTMENT ADVISOR                    INVESTMENT SUB-ADVISOR

Touchstone Advisors, Inc.             Fort Washington Investment Advisors, Inc.

PORTFOLIO MANAGER(S)

Richard R. Jandrain III
Managing Director, Vice President and Senior Portfolio Manager since 2004 Managing Fund since 2006

Daniel J. Kapusta
Vice President and Senior Portfolio Manager since 2004
Managing Fund since 2006

David K. Robinson, CFA
Vice President and Senior Portfolio Manager since 2004
Managing Fund since 2006

Bihag Patel, CFA
Vice President and Senior Portfolio Manager since 2004
Managing Fund since 2006

BUYING AND SELLING FUND SHARES

Minimum Investment Requirements
-------------------------------

                                                             CLASS A AND CLASS C                  CLASS Y
                                                          Initial         Additional       Initial      Additional
                                                         Investment       Investment      Investment    Investment
-------------------------------------------------------------------------------------------------------------------
Regular Account                                          $    2,500       $       50      $    2,500    None
Retirement Account or Custodial Account under
    the Uniform Gifts/Transfers to Minors Act            $    1,000       $       50      None          None
Investments through the Automatic Investment Plan        $      100       $       50      None          None
-------------------------------------------------------------------------------------------------------------------

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. You may purchase and sell Class A and Class C shares of the Fund directly from Touchstone Securities, Inc. or through your financial advisor. Class Y shares are available only through your financial institution. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless the shares are held in a tax-deferred account. Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

TOUCHSTONE GROWTH OPPORTUNITIES FUND SUMMARY

THE FUND'S INVESTMENT GOAL

The Touchstone Growth Opportunities Fund seeks long-term growth of capital.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus and in the sections entitled "Choosing a Share Class" and "Other Purchase and Redemption Information" in the Fund's Statement of Additional Information.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                       Class A        Class C        Class Y       Institutional
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on
    Purchases (as a percentage of offering price)       5.75%          None           None          None
Maximum Deferred Sales Charge
    (as a percentage of original purchase price
    or the amount redeemed, whichever is less)          None           1.00%          None          None
Wire Redemption Fee                                     Up to $15      Up to $15      None          None
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

----------------------------------------------------------------------------------------------------------------
Management Fees(1)                                      0.75%          0.75%          0.75%         0.75%
Distribution and/or Service (12b-1) Fees                0.25%          1.00%          None          None
Other Expenses                                          0.77%          0.80%          2.90%         0.66%
Total Annual Fund Operating Expenses                    1.77%          2.55%          3.65%         1.41%
Fee Waiver and/or Expense Reimbursement(2)              0.62%          0.65%          2.75%         0.66%
Total Annual Fund Operating Expenses After Fee Waiver
    and/or Expense Reimbursement(3)                     1.15%          1.90%          0.90%         0.75%
----------------------------------------------------------------------------------------------------------------

(1) "Management Fees" have been restated to reflect that the Board of Trustees approved a change to the Fund's advisory fee schedule effective March 1, 2011. Under the previous fee schedule, the Fund paid 0.83% of the first $500 million of average net assets, 0.80% of the next $500 million of average net assets and 0.75% on assets over $1 billion. Under the amended fee schedule, the Fund pays a fee of 0.75% of the first $500 million of average net assets, 0.70% of the next $500 million of average net assets and 0.65% on assets over $1 billion.

(2) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.15%, 1.90%, 0.90% and 0.75% for Class A shares, Class C shares, Class Y shares and Institutional shares, respectively. This expense limitation will remain in effect until at least July 28, 2011 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the shareholders.

(3) Expenses shown above have been restated to reflect a change in the Fund's contractual fee waiver and will differ from the expenses reflected in the Fund's Annual Report for the fiscal year ended March 31, 2010.

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              Assuming Redemption                    Assuming No
                               at End of Period                      Redemption
                Class A     Class C     Class Y    Institutional       Class C
1 Year           $685         $293        $92           $77             $193
3 Years         $1,043        $732        $862          $381            $732
5 Years         $1,425       $1,297      $1,653         $708           $1,297
10 Years        $2,491       $2,837      $3,726        $1,634          $2,837

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 100% of the average value of its portfolio.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in stocks of domestic growth companies that the sub-advisor, Westfield Capital Management Company, L.P. ("Westfield"), believes have a demonstrated record of achievement with excellent prospects for earnings growth over a 1 to 3 year period. In choosing securities, Westfield looks for companies that it believes are reasonably priced with high forecasted earnings potential. The Fund will invest in companies that Westfield believes have shown above-average and consistent long-term growth in earnings and have excellent prospects for future growth. Westfield evaluates companies by using fundamental analysis of the company's financial statements, interviews with management, analysis of the company's operations and product development and consideration of the company's industry category. The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company.

Westfield expects to hold investments in the Fund for an average of 12 to 24 months. However, changes in Westfield's outlook and market conditions may significantly affect the amount of time the Fund holds a security. The Fund's portfolio turnover may vary greatly from year to year and during a particular year. As a result, the Fund may engage in frequent and active trading as part of its principal investment strategy.

Westfield generally will sell a security if one or more of the following occurs:

(1)   the predetermined price target objective is exceeded;

(2)   there is an alteration to the original investment case;

(3)   valuation relative to the stock's peer group is no longer attractive; or

(4)   better risk/reward opportunities may be found in other stocks.

THE KEY RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund, and the Fund could also return less than other investments:

      o     If the stock market as a whole goes down

      o If the market continually values the stocks in the Fund's portfolio lower than Westfield believes they should be valued

      o If the companies that the Fund invests in do not grow as rapidly or increase in value as expected

      o If Westfield's investment approach does not accurately identify attractive investments

      o Because the Fund may invest in the technology sector which at times may be subject to greater market fluctuation than other sectors

      o Because a non-diversified fund may hold a significant percentage of its assets in the securities of one company, it may be more sensitive to market changes than a diversified fund

      o To the extent a fund focuses its investments in a particular market sector or industry, it may be more sensitive to adverse changes within that sector or industry than a fund that does not focus its investments

      o Because large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion

      o Because securities of small and mid cap companies may be more thinly traded and may have more frequent and larger price changes than securities of large cap companies

      o Because actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's Prospectus.

THE FUND'S PERFORMANCE

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. The bar chart shows changes in performance (before taxes) of the Fund's Class A shares during each full calendar year of operations. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

For information on the prior history of the Fund, please see the section titled "History of the Funds" under the heading "The Trust" in the Fund's Statement of Additional Information.

GROWTH OPPORTUNITIES FUND - CLASS A TOTAL RETURNS AS OF DECEMBER 31

                                   [BAR CHART]

 -2.56% -28.47% -35.76%  39.74%   8.52%   9.07%   0.10%  17.15% -39.32%  35.54%
 ------ ------- -------  ------   -----   -----   -----  ------ -------  ------
  2000    2001    2002    2003    2004    2005    2006    2007    2008    2009

Best Quarter:   4th Quarter 2001 +19.74%
Worst Quarter:  3rd Quarter 2001 -26.71%

The year-to-date return for the Fund's Class A shares as of June 30, 2010 is -10.04%.

The performance table shows how the Fund's average annual total returns (before and after taxes) for 1, 5 and 10 years compare with those of the Russell 3000 Growth Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

Class Y shares and Institutional Shares began operations on February 2, 2009. Performance for Class Y shares and Institutional shares is not shown because the share classes do not have a full calendar year of operations and performance for these classes will vary.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2009

                                                             1 Year        5 Years       10 Years
-------------------------------------------------------------------------------------------------
GROWTH OPPORTUNITIES FUND - CLASS A
Return Before Taxes                                          27.77%         -0.17%        -3.88%
Return After Taxes on Distributions                          27.77%         -0.17%        -3.88%
Return After Taxes on Distributions and
    Sale of Fund Shares                                      18.05%         -0.14%        -3.20%
Russell 3000 Growth Index                                    37.01%          1.58%        -3.79%
(reflects no deductions for fees, expenses or taxes)
-------------------------------------------------------------------------------------------------
GROWTH OPPORTUNITIES FUND - CLASS C
-------------------------------------------------------------------------------------------------
Return Before Taxes                                          34.54%          0.51%        -3.94%
Russell 3000 Growth Index                                    37.01%          1.58%        -3.79%
(reflects no deductions for fees, expenses or taxes)
-------------------------------------------------------------------------------------------------

INVESTMENT ADVISOR                    INVESTMENT SUB-ADVISOR

Touchstone Advisors, Inc.             Westfield Capital Management Company, L.P.

PORTFOLIO MANAGER(S)

William A. Muggia
President, Chief Executive Officer, Chief Investment Officer and Partner Managing Fund since 2006

BUYING AND SELLING FUND SHARES

Minimum Investment Requirements
-------------------------------

                                                            CLASS A AND CLASS C                 CLASS Y
                                                          Initial      Additional      Initial         Additional
                                                        Investment     Investment     Investment       Investment
-------------------------------------------------------------------------------------------------------------------
Regular Account                                         $    2,500     $       50     $    2,500       None
Retirement Account or Custodial Account under
    the Uniform Gifts/Transfers to Minors Act           $    1,000     $       50     None             None
Investments through the Automatic Investment Plan       $      100     $       50     None             None
-------------------------------------------------------------------------------------------------------------------

                                             INSTITUTIONAL
                                       Initial          Additional
                                     Investment         Investment
--------------------------------------------------------------------------------
Regular Account                      $  500,000         None
--------------------------------------------------------------------------------

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. You may purchase and sell Class A and Class C shares of the Fund directly from Touchstone Securities, Inc. or through your financial advisor. Class Y shares are available only through your financial institution. Institutional shares are available through Touchstone Securities, Inc. or your financial institution. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless the shares are held in a tax-deferred account. Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

TOUCHSTONE LARGE CAP GROWTH FUND SUMMARY

THE FUND'S INVESTMENT GOAL

The Touchstone Large Cap Growth Fund seeks long-term growth of capital.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus and in the sections entitled "Choosing a Share Class" and "Other Purchase and Redemption Information" in the Fund's Statement of Additional Information.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                        Class A        Class B        Class C       Class Y
-----------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on
    Purchases (as a percentage of offering price)        5.75%          None           None          None
Maximum Deferred Sales Charge
    (as a percentage of original purchase price
    or the amount redeemed, whichever is less)           None           5.00%          1.00%         None
Wire Redemption Fee                                      Up to $15      Up to $15      Up to $15     None
-----------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

-----------------------------------------------------------------------------------------------------------
Management Fees                                          0.71%          0.71%          0.71%         0.71%
Distribution and/or Service (12b-1) Fees                 0.25%          1.00%          1.00%         None
Other Expenses                                           0.41%          0.58%          0.45%         0.35%
Total Annual Fund Operating Expenses                     1.37%          2.29%          2.16%         1.06%
Fee Waiver and/or Expense Reimbursement(1)               0.12%          0.29%          0.16%         0.07%
Total Annual Fund Operating Expenses After Fee Waiver
    and/or Expense Reimbursement                         1.25%          2.00%          2.00%         0.99%
-----------------------------------------------------------------------------------------------------------

(1) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.25%, 2.00%, 2.00% and 0.99% for Class A shares, Class B shares, Class C shares and Class Y shares, respectively. This expense limitation will remain in effect until at least July 28, 2012 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the shareholders.

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        Assuming Redemption                      Assuming No
                         at End of Period                        Redemption
            Class A     Class B     Class C     Class Y     Class B     Class C
1 Year       $695         $603        $303        $101        $203        $203
3 Years      $973         $888        $661        $330        $688        $661
5 Years     $1,271       $1,299      $1,145       $578       $1,199      $1,145
10 Years    $2,117       $2,372      $2,480      $1,288      $2,372      $2,480

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 83% of the average value of its portfolio.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks of large cap U.S. companies. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. A large cap company has a market capitalization found within the Russell 1000 Index (between $283 billion and $1.3 billion at the time of its most recent reconstitution on May 31, 2010) at the time of purchase.

The Fund is non-diversified and may invest a significant percentage of its assets in the securities of one issuer. The Fund may invest up to 10% of its total assets in the securities of one company. The Fund's investments may include companies in the technology sector.

The Fund may engage in frequent and active trading as part of its principal investment strategy.

The sub-advisor, Navellier & Associates, Inc. ("Navellier"), seeks to identify and select inefficiently priced securities with strong appreciation potential by employing a proprietary investment process. Navellier's proprietary investment process is a disciplined quantitative, objective, "bottom-up," process and contains the following three steps. In the first step of the investment process, Navellier calculates and analyzes a "reward/risk ratio" for each potential investment. The reward/risk ratio is designed to identify stocks with above average potential returns and adjusted for risk. In the second step of the investment process, Navellier applies two or more sets of fundamental criteria to identify attractive stocks among those with favorable reward/risk ratios. Examples of these criteria include earnings growth, profit margins, reasonable price/earnings ratios based on expected future earnings, and various other fundamental criteria. Stocks with a combination of the applicable criteria are further considered in the third and final step of the investment process, which addresses the construction of the portfolio. Stocks are selected and weighted according to a disciplined methodology designed to maximize potential return and minimize potential risk.

Every quarter Navellier evaluates the fundamental criteria used in the second step of the investment process. The criteria included in this step and the relative weightings of each fundamental criterion are adjusted as necessary. This allows Navellier to monitor which criteria appear to be in favor in the financial markets. If a security held by the fund does not meet the requirements of each step of Navellier's investment process, then Navellier will evaluate the security and, if necessary, replace it.

THE KEY RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund, and the Fund could also return less than other investments:

o     If the stock market as a whole goes down

o Because large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion

o If the market continually values the stocks in the Fund's portfolio lower than Navellier believes they should be valued

o If the quantitative stock screening process and risk/reward analysis is not accurate

o If the companies that the Fund invests in do not grow as rapidly or increase in value as expected

o Because the Fund may invest in the technology sector which at times may be subject to greater market fluctuation than other sectors

o Because growth oriented funds may underperform when value investing is in favor

o Because a non-diversified fund may hold a significant percentage of its assets in the securities of one company, it may be more sensitive to market changes than a diversified fund

o To the extent a fund focuses its investments in a particular market sector or industry, it may be more sensitive to adverse changes within that sector or industry than a fund that does not focus its investments

o Because actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's Prospectus.

THE FUND'S PERFORMANCE

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. The bar chart shows changes in performance (before taxes) of the Fund's Class A shares during each full calendar year of operations. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

LARGE CAP GROWTH FUND - CLASS A TOTAL RETURNS AS OF DECEMBER 31

                                   [BAR CHART]

 -7.66% -23.47% -26.70%  35.60%  17.12%  16.37%  -3.91%  26.42% -41.64%  25.88%
 ------ ------- -------  ------  ------  ------  ------  ------ -------  ------
  2000    2001    2002    2003    2004    2005    2006    2007    2008    2009

Best Quarter:   1st Quarter 2000 +20.60%
Worst Quarter:  1st Quarter 2001 -27.98%

The year-to-date return for the Fund's Class A shares as of June 30, 2010 is -6.34%.

For information on the prior history of the Fund, please see the section entitled "The Trust" in the Fund's Statement of Additional Information.

The performance table shows how the Fund's average annual total returns (before and after taxes) for 1, 5 and 10 years compare with those of the Russell 1000 Growth Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

Class A shares began operations on December 19, 1997, Class B shares and Class C shares began operations on October 4, 2003 and Class Y shares began operations on November 10, 2004. The Class C shares and Class Y shares performance was calculated using the historical performance of the Class A shares for the period from December 19, 1997 through October 3, 2003 and November 9, 2004, respectively. For the Class C shares, performance for this period has been restated to reflect the impact of Class C shares fees and expenses.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2009

                                                             1 Year             5 Years           10 Years
LARGE CAP GROWTH FUND - CLASS A
------------------------------------------------------------------------------------------------------------
Return Before Taxes                                          18.66%             -0.43%            -2.14%
Return After Taxes on Distributions                          18.62%             -0.44%            -2.16%
Return After Taxes on Distributions and
    Sale of Fund Shares                                      12.19%             -0.36%            -1.80%
Russell 1000 Growth Index                                    37.21%              1.63%            -3.99%
(reflects no deductions for fees, expenses or taxes)
------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND - CLASS C
------------------------------------------------------------------------------------------------------------
Return Before Taxes                                          24.87%              0.17%            -2.23%
Russell 1000 Growth Index                                    37.21%              1.63%            -3.99%
(reflects no deductions for fees, expenses or taxes)
------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND - CLASS Y
------------------------------------------------------------------------------------------------------------
Return Before Taxes                                          26.20%              0.99%            -1.45%
Russell 1000 Growth Index                                    37.21%              1.63%            -3.99%
(reflects no deductions for fees, expenses or taxes)
------------------------------------------------------------------------------------------------------------

                                                                                                   Since
                                                             1 Year             5 Years        Class Started
------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND - CLASS B
Return Before Taxes                                          20.94%             -0.06%             3.62%
Russell 1000 Growth Index                                    37.21%              1.63%            -3.99%
(reflects no deductions for fees, expenses or taxes)
------------------------------------------------------------------------------------------------------------


INVESTMENT ADVISOR                          INVESTMENT SUB-ADVISOR

Touchstone Advisors, Inc.                   Navellier & Associates, Inc.

PORTFOLIO MANAGER(S)

Shawn C. Price
Portfolio Manager since 1991
Managing Fund since 1997

Louis G. Navellier
Chief Executive Officer since 1987
Managing Fund since 1997

BUYING AND SELLING FUND SHARES

Minimum Investment Requirements
-------------------------------

                                                                CLASS A, CLASS B AND CLASS C           CLASS Y
                                                           Initial       Additional      Initial      Additional
                                                          Investment     Investment     Investment    Investment
-------------------------------------------------------------------------------------------------------------------
Regular Account                                           $    2,500     $       50     $    2,500    None
Retirement Account or Custodial Account under
    the Uniform Gifts/Transfers to Minors Act             $    1,000     $       50           None    None
Investments through the Automatic Investment Plan         $      100     $       50           None    None
-------------------------------------------------------------------------------------------------------------------

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. You may purchase and sell Class A and Class C shares of the Fund directly from Touchstone Securities, Inc. or through your financial advisor. You may sell Class B shares of the Fund directly from Touchstone Securities, Inc. or through your financial advisor. Class Y shares are available only through your financial institution. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless the shares are held in a tax-deferred account. Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

TOUCHSTONE MID CAP GROWTH FUND SUMMARY

THE FUND'S INVESTMENT GOALS

The Touchstone Mid Cap Growth Fund seeks to increase the value of Fund shares as a primary goal and to earn income as a secondary goal.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus and in the sections entitled "Choosing a Share Class" and "Other Purchase and Redemption Information" in the Fund's Statement of Additional Information.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                      Class A        Class B         Class C       Class Y
----------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on
    Purchases (as a percentage of offering price)      5.75%          None            None          None
Maximum Deferred Sales Charge
    (as a percentage of original purchase price
    or the amount redeemed, whichever is less)         None           5.00%           1.00%         None
Wire Redemption Fee                                    Up to $15      Up to $15       Up to $15     None
----------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

----------------------------------------------------------------------------------------------------------
Management Fees(1)                                     0.73%          0.73%           0.73%         0.73%
Distribution and/or Service (12b-1) Fees               0.25%          1.00%           1.00%         None
Other Expenses                                         0.46%          0.58%           0.51%         0.46%
Total Annual Fund Operating Expenses                   1.44%          2.31%           2.24%         1.19%
Fee Waiver and/or Expense Reimbursement(2)             0.01%          0.13%           0.06%         0.01%
Total Annual Fund Operating Expenses After Fee Waiver
    and/or Expense Reimbursement(3)                    1.43%          2.18%           2.18%         1.18%
----------------------------------------------------------------------------------------------------------

(1) "Management Fees" have been restated to reflect that the Board of Trustees approved a change to the Fund's advisory fee schedule effective March 1, 2011. Under the previous fee schedule, the Fund paid 0.80%. Under the amended fee schedule, the Fund pays a fee of 0.75% of the first $500 million of average net assets, 0.70% of the next $500 million of average net assets and 0.65% on assets over $1 billion.

(2) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.43%, 2.18%, 2.18% and 1.18% for Class A shares, Class B shares, Class C shares and Class Y shares, respectively. This expense limitation will remain in effect until at least March 1, 2012 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the shareholders.

(3) Expenses shown above have been restated to reflect a change in the Fund's contractual fee waiver and will differ from the expenses reflected in the Fund's Annual Report for the fiscal year ended March 31, 2010.

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          Assuming Redemption                    Assuming No
                           at End of Period                      Redemption
               Class A    Class B     Class C    Class Y     Class B     Class C
1 Year          $712        $721        $321       $120        $221        $221
3 Years        $1,003      $1,009       $695       $377        $709        $695
5 Years        $1,316      $1,323      $1,194      $653       $1,223      $1,194
10 Years       $2,199      $2,418      $2,570     $1,442      $2,418      $2,570

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 62% of the average value of its portfolio.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks of mid cap U.S. companies. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. A mid cap company has a market capitalization between $1.5 billion and $12 billion or within the range of market capitalizations represented in the Russell Midcap Index (between $1.3 billion and $14 billion at the time of its most recent reconstitution on May 31, 2010) at the time of purchase. The Fund may also invest in companies in the technology sector.

The Fund invests primarily in stocks of domestic growth companies that the sub-advisor, Westfield Capital Management Company, L.P. ("Westfield"), believes have a demonstrated record of achievement with excellent prospects for earnings growth over a 1 to 3 year period. In choosing securities, Westfield looks for companies that it believes are reasonably priced with high forecasted earnings potential. The Fund will invest in companies that Westfield believes have shown above-average and consistent long-term growth in earnings and have excellent prospects for future growth. Westfield evaluates companies by using fundamental analysis of the company's financial statements, interviews with management, analysis of the company's operations and product development and consideration of the company's industry category.

Westfield generally will sell a security if one or more of the following occurs:

(1)   the predetermined price target objective is exceeded;

(2)   there is an alteration to the original investment case;

(3)   valuation relative to the stock's peer group is no longer attractive; or

(4)   better risk/reward opportunities may be found in other stocks.

The Fund may engage in frequent and active trading as part of its principal investment strategy.

THE KEY RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund, and the Fund could also return less than other investments:

      o     If the stock market as a whole goes down

      o Because securities of mid cap companies may be more thinly traded and may have more frequent and larger price changes than securities of large cap companies

      o If the companies in which the Fund invests do not grow as rapidly or increase in value as expected

      o Because the Fund may invest in the technology sector which at times may be subject to greater market fluctuation than other sectors

      o Because growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential

      o Because value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued

      o If the methodologies used by the sub-advisors to select stocks do not identify attractive investments

      o Because actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions

As with any mutual fund, there is no guarantee that the Fund will achieve its goals. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's Prospectus.

THE FUND'S PERFORMANCE

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. The bar chart shows changes in performance (before taxes) of the Fund's Class A shares during each full calendar year of operations. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

MID CAP GROWTH FUND - CLASS A TOTAL RETURNS AS OF DECEMBER 31

                                   [BAR CHART]

 25.92%  7.06%  -23.51%  43.35%  10.58%  10.74%  14.26%  12.09% -39.41%  37.71%
 ------  -----  -------  ------  ------  ------  ------  ------ -------  ------
  2000   2001     2002    2003    2004    2005    2006    2007    2008    2009

Best Quarter:   4th Quarter 2001 +22.97%
Worst Quarter:  4th Quarter 2008 -26.51%

The year-to-date return for the Fund's Class A shares as of June 30, 2010 is -6.85%.

For information on the prior history of the Fund, please see the section titled "History of the Funds" under the heading "The Trust" in the Fund's Statement of Additional Information.

The performance table shows how the Fund's average annual total returns (before and after taxes) for 1, 5 and 10 years compare with those of the Russell Midcap Growth Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

Class B shares began operations on May 1, 2001. Class Y shares began operations on February 2, 2009. Performance for Class Y shares is not shown because the share class does not have a full calendar year of operations and performance for this class will vary.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2009
--------------------------------------------------------------------------------

                                                         1 Year         5 Years       10 Years
MID CAP GROWTH FUND - CLASS A
-------------------------------------------------------------------------------------------------
Return Before Taxes                                      29.80%          2.21%          6.19%
Return After Taxes on Distributions                      29.80%          1.15%          4.92%
Return After Taxes on Distributions and
    Sale of Fund Shares                                  19.37%          1.76%          4.91%
Russell Midcap Growth Index                              46.29%          2.40%         -0.52%
(reflects no deductions for fees, expenses or taxes)
-------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND - CLASS C
-------------------------------------------------------------------------------------------------
Return Before Taxes                                      36.69%          2.63%          6.04%
Russell Midcap Growth Index                              46.29%          2.40%         -0.52%
(reflects no deductions for fees, expenses or taxes)
-------------------------------------------------------------------------------------------------

                                                                                        Since
                                                        1 Year          5 Years     Class Started
MID CAP GROWTH FUND - CLASS B
-------------------------------------------------------------------------------------------------
Return Before Taxes                                      32.72%          2.50%          4.63%
Russell Midcap Growth Index                              46.29%          2.40%         -0.52%
(reflects no deductions for fees, expenses or taxes)
-------------------------------------------------------------------------------------------------

INVESTMENT ADVISOR                    INVESTMENT SUB-ADVISORS

Touchstone Advisors, Inc.             Westfield Capital Management Company, L.P.

PORTFOLIO MANAGER(S)

William A. Muggia
President, Chief Executive Officer, Chief Investment Officer and Partner Managing the Fund since 1999

BUYING AND SELLING FUND SHARES

Minimum Investment Requirements
-------------------------------

                                                         CLASS A, CLASS B AND CLASS C                 CLASS Y
                                                         Initial           Additional          Initial       Additional
                                                        Investment         Investment         Investment     Investment
-----------------------------------------------------------------------------------------------------------------------
Regular Account                                         $    2,500         $       50         $    2,500     None
Retirement Account or Custodial Account under
      the Uniform Gifts/Transfers to Minors Act         $    1,000         $       50         None           None
Investments through the Automatic Investment Plan       $      100         $       50         None           None
-----------------------------------------------------------------------------------------------------------------------

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. You may purchase and sell Class A and Class C shares of the Fund directly from Touchstone Securities, Inc. or through your financial advisor. You may sell Class B shares of the Fund directly from Touchstone Securities, Inc. or through your financial advisor. Class Y shares are available only through your financial institution. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless the shares are held in a tax-deferred account. Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

INVESTMENT STRATEGIES AND RISKS

CAN A FUND DEPART FROM ITS PRINCIPAL INVESTMENT STRATEGIES?

Each Fund from time to time may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions, including conditions when a sub-advisor is unable to identify attractive investment opportunities. A Fund's temporary investments may include debt securities, money market instruments, repurchase agreements, commercial paper, U.S. Government securities or cash equivalents. During these times, a Fund may not achieve its investment goals.

CAN A FUND CHANGE ITS INVESTMENT GOALS WITHOUT SHAREHOLDER APPROVAL?

Each Fund may change its investment goals by a vote of the Board of Trustees without shareholder approval. You would be notified at least 30 days before any change takes effect.

PORTFOLIO COMPOSITION

Certain of the Funds have adopted policies to invest, under normal circumstances, at least 80% of the value of the Fund's "assets" in certain types of investments suggested by its name (the "80% Policy"). For purposes of these 80% Policies, the term "assets" means net assets plus the amount of borrowings for investment purposes. A Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when a Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to comply with the 80% Policy.

DO THE FUNDS HAVE OTHER INVESTMENT STRATEGIES, IN ADDITION TO THEIR PRINCIPAL INVESTMENT STRATEGIES?

DIVERSIFIED SMALL CAP GROWTH FUND. The Fund may also invest in:

      o     Initial public offerings

      o     Securities of foreign companies

      o American depositary receipts ("ADRs"), American depositary shares ("ADSs") and other depositary receipts

      o     Securities of companies in emerging market countries

      o     Cash equivalents

      o     Other investment companies

GROWTH OPPORTUNITIES FUND. The Fund may also invest in:

      o Securities of foreign issuers, including ADRs, ADSs and other depositary receipts (up to 10% of total assets)

      o Securities of foreign issuers in emerging market countries (up to 10% of total assets)

      o     Initial public offerings (up to 10% of total assets)

      o     Other investment companies (up to 10% of total assets)

LARGE CAP GROWTH FUND. The Fund may also invest in:

      o Securities of foreign issuers, including ADRs, ADSs and other depositary receipts (up to 15% of total assets)

      o Securities of foreign issuers in emerging market countries (up to 15% of total assets)

      o     Investment grade debt securities, cash or cash equivalents

      o     Initial public offerings

      o     Other investment companies

MID CAP GROWTH FUND. The Fund may also invest in:

      o Securities of foreign issuers, including ADRs, ADSs and other depositary receipts (up to 20% of total assets)

      o Securities of foreign issuers in emerging market countries (up to 10% of total assets)

      o Securities designed to replicate an index, an industry or a sector of the economy

      o     Cash equivalents

      o     Initial public offerings

      o     Other investment companies

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

FOREIGN COMPANIES (or Issuers) are companies that meet all of the following criteria:

      o     They are organized under the laws of a foreign country

      o     They maintain their principal place of business in a foreign country

      o The principal trading market for their securities is located in a foreign country

      o They derive at least 50% of their revenues or profits from operations in foreign countries

      o     They have at least 50% of their assets located in foreign countries

ADRS, ADSS AND OTHER DEPOSITARY RECEIPTS. ADRs and ADSs are securities that represent an ownership interest in a foreign security. They are generally issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. exchanges. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security. A Fund may invest in both sponsored and unsponsored ADRs.

MARKET CAPITALIZATIONS. If a security that is within the market capitalization range for a Fund at the time of purchase later falls outside the range, which is likely to happen because of market gains or losses, the Fund may continue to hold the security if, in a sub-advisor's judgment, the security remains otherwise consistent with the Fund's investment goal and strategies. However, this change could affect the Fund's flexibility in making new investments.

UNDERVALUED STOCKS. A stock is considered undervalued if a sub-advisor believes it should be trading at a higher price than it is at the time of purchase. Factors considered may include, but are not limited to:

      o     Price relative to earnings

      o     Price relative to cash flow

      o     Price relative to financial strength

EMERGING MARKET COUNTRIES are generally countries that are not included in the MSCI World Index. As of March 31, 2010, the countries in the MSCI World Index included: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The country composition of the MSCI World Index can change over time. When a Fund invests in securities of a company in an emerging market country, it invests in securities issued by a company that meet one or more of the following criteria:

      o     It is organized under the laws of an emerging market country.

      o It maintains its principal place of business in an emerging market country.

      o The principal trading market for its securities is located in an emerging market country.

      o It derives at least 50% of its revenues or profits from operations within emerging market countries.

      o It has at least 50% of its assets located in emerging market countries.

INVESTMENT GRADE DEBT SECURITIES are generally rated BBB- or better by Standard & Poor's Rating Services and Fitch Ratings or Baa3 or better by Moody's Investors Service, Inc. or, if unrated, determined by the Advisor or sub-advisor to be of comparable credit quality.

OTHER INVESTMENT COMPANIES. The Funds may invest in securities issued by other investment companies. This may include money market funds, index funds, iShares(R), SPDRs and similar securities of other issuers. Touchstone Advisors has received an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Funds to invest their uninvested cash or cash collateral in one or more affiliated money market funds. Each Fund may invest up to 25% of its total assets in affiliated money market funds, subject to that Fund's investment limitations and certain other conditions pursuant to the exemptive order.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

MARKET RISK (ALL FUNDS). Investments in common stocks are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a particular company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when they generally go down. In addition, stocks fall into four broad market capitalization categories - large cap, mid cap, small cap and micro cap. Investing primarily in one category carries the risk that due to market conditions, that category may be out of favor. For example, if valuations of large cap companies appear to be greatly out of proportion to the valuations of smaller cap companies, investors may migrate to the stocks of smaller sized companies, causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. The price of stocks tends to go up and down more than the price of bonds.

      o LARGE CAP COMPANIES (LARGE CAP GROWTH FUND). Large cap stock risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Many larger companies may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

      o MID CAP COMPANIES (MID CAP GROWTH FUND). Mid cap stock risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

      o SMALL CAP COMPANIES (DIVERSIFIED SMALL CAP GROWTH FUND). Small cap stock risk is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

      o TECHNOLOGY SECURITIES (ALL FUNDS). The value of technology securities may fluctuate dramatically and technology securities may be subject to greater than average financial and market risk. Investments in the high technology sector include the risk that certain products may be subject to competitive pressures and aggressive pricing and may become obsolete and the risk that new products will not meet expectations or even reach the market.

NON-DIVERSIFICATION RISK (GROWTH OPPORTUNITIES FUND AND LARGE CAP GROWTH FUND). A non-diversified Fund may invest a significant percentage of its assets in the securities of a single company. Because a higher percentage of the Fund's holdings may be invested in a single company, the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund.

INDUSTRY RISK (GROWTH OPPORTUNITIES FUND AND LARGE CAP GROWTH FUND). The performance of a fund that focuses its investments in a particular industry may be closely tied to the performance of companies in a limited number of industries. The price movements of investments in a particular industry may be more volatile than the price movements of more broadly diversified investments.

INVESTMENT STYLE RISK (ALL FUNDS). Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds may underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds may underperform when growth investing is in favor.

MANAGER OF MANAGERS RISK (ALL FUNDS). The Advisor engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of each Fund. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

WHAT ARE SOME OF THE NON-PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

FOREIGN RISK (ALL FUNDS). Investing in foreign securities poses unique risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, and other considerations. Diplomatic, political or economic developments, including nationalization or appropriation, could affect investments in foreign securities. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets.

      o EMERGING MARKET COUNTRIES (ALL FUNDS). Investments in a country that is still relatively underdeveloped involves exposure to economic structures that are generally less diverse and mature than in the U.S. and to political and legal systems that may be less stable. In the past, markets of developing countries have had more frequent and larger price changes than those of developed countries. Economic or political changes may cause larger price changes in these securities than in other foreign securities.

DEBT SECURITY RISK (LARGE CAP GROWTH FUND). Debt securities are subject to the risk that their market value will decline because of rising interest rates. The price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Generally, the longer the maturity of a debt security, the greater its sensitivity to changes in interest rates. To compensate investors for this higher risk, debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities.

Debt securities are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal, when due. Securities rated in the lowest investment grade category have some risky characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments.

INITIAL PUBLIC OFFERING ("IPO") RISK (ALL FUNDS). IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk (i.e., the potential that the Fund may be unable to dispose of the IPO shares promptly or at a reasonable price). When a Fund's asset base is small, a significant portion of its performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of investments in IPOs on the Fund's performance probably will decline, which could reduce performance.

LENDING OF PORTFOLIO SECURITIES (ALL FUNDS). The Funds may lend their portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Fund's sub-advisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower. More information on securities lending is available in the Statement of Additional Information ("SAI").

MARKET DISRUPTION RISK (ALL FUNDS). The United States has recently experienced significant disruption to its financial markets impacting the liquidity and volatility of securities generally, including securities in which the Funds may invest. During periods of extreme market volatility, prices of securities held by the Funds may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Funds could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.

The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude the Funds' ability to achieve their investment goal.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds' portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds. The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Advisor and Sub-Advisors will monitor developments and seek to manage the Funds in a manner consistent with achieving the Funds' investment goals, but there can be no assurance that it will be successful in doing so.

WHERE CAN I FIND INFORMATION ABOUT THE FUNDS' PORTFOLIO HOLDINGS DISCLOSURE POLICIES?

A description of the Funds' policies and procedures for disclosing portfolio securities to any person is available in the SAI and can also be found on the Fund's website at www.TouchstoneInvestments.com.

THE FUNDS' MANAGEMENT

INVESTMENT ADVISOR
TOUCHSTONE ADVISORS, INC. ("TOUCHSTONE ADVISORS" OR THE "ADVISOR") 303 BROADWAY, SUITE 1100, CINCINNATI, OH 45202

Touchstone Advisors has been a registered investment advisor since 1994. As of June 30, 2010, Touchstone Advisors had approximately $5.3 billion in assets under management. As the Funds' advisor, Touchstone Advisors continuously reviews, supervises and administers the Funds' investment programs and also ensures compliance with the Funds' investment policies and guidelines.

Touchstone Advisors is responsible for selecting each Fund's sub-advisor(s), subject to approval by the Board of Trustees. Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

      o     Level of knowledge and skill

      o     Performance as compared to its peers or benchmark

      o     Consistency of performance over 5 years or more

      o     Level of compliance with investment rules and strategies

      o     Employees, facilities and financial strength

      o     Quality of service

Touchstone Advisors will also continually monitor each sub-advisor's performance through various analyses and through in-person, telephone and written consultations with the sub-advisor. Touchstone Advisors discusses its expectations for performance with each sub-advisor. Touchstone Advisors provides evaluations and recommendations to the Board of Trustees, including whether or not a sub-advisor's contract should be renewed, modified or terminated.

The SEC has granted an exemptive order that permits the Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. The Funds must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Touchstone Funds. Shareholders of a Fund will be notified of any changes in its sub-advisor.

Two or more sub-advisors may manage a Fund, with each managing a portion of the Fund's assets. If a Fund has more than one sub-advisor, Touchstone Advisors allocates how much of a Fund's assets are managed by each sub-advisor. Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the sub-advisory arrangements.

Touchstone Advisors is also responsible for running all of the operations of each Fund, except those that are subcontracted to the sub-advisor, custodian, transfer agent, accounting agent, sub-administrative agent or other parties. For its services, Touchstone Advisors is entitled to receive a base investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund. Touchstone Advisors pays sub-advisory fees to each sub-advisor from its advisory fee. The Annual Fee Rate below is the fee paid to Touchstone Advisors by each Fund for the fiscal year ended March 31, 2010 and is net of advisory fees waived by Touchstone Advisors, if any.

NAME OF FUND                                                   ANNUAL FEE RATE
Diversified Small Cap Growth Fund                              0.73%
Growth Opportunities Fund*                                     0.75%
Large Cap Growth Fund                                          0.71%
Mid Cap Growth Fund**                                          0.73%
--------------------------------------------------------------------------------

*The Annaul Fee Rate has been restated to reflect that the Board of Trustees approved a change to the Fund's advisory fee schedule effective March 1, 2011. Under the previous fee schedule, the Fund paid the Fund paid 0.83% of the first $500 million of average net assets, 0.80% of the next $500 million of average net assets and 0.75% on assets over $1 billion. Under the amended fee schedule, the Fund pays a fee of 0.75% of the first $500 million of average net assets, 0.70% of the next $500 million of average net assets and 0.65% on assets over $1 billion.

**The Annaul Fee Rate has been restated to reflect that the Board of Trustees approved a change to the Fund's advisory fee schedule effective March 1, 2011. Under the previous fee schedule, the Fund paid 0.80%. Under the amended fee schedule, the Fund pays a fee of 0.75% of the first $500 million of average net assets, 0.70% of the next $500 million of average net assets and 0.65% on assets over $1 billion.

CONTRACTUAL FEE WAIVER AGREEMENT

Touchstone Advisors has contractually agreed to waive fees and reimburse expenses in order to keep the Funds' total operating expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of "Acquired Fund Fees and Expenses," if any, other extraordinary expenses not incurred in the ordinary course of Touchstone's business and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940
Act) limited. The contractual limits set forth below have been adjusted to include the effect of Rule 12b-1 fees. Fee waivers and/or expense reimbursements are calculated and applied monthly, based on each Fund's average net assets during such month. These fee waivers and expense reimbursements will remain in effect until July 28, 2011 except for the Large Cap Growth Fund which will remain in effect until July 28, 2012 and the Mid Cap Growth Fund which will remain in effect until March 1, 2012.

                                                            CONTRACTUAL
NAME OF FUND                                                   LIMIT
Diversified Small Cap Growth Fund Class A                      1.40%
Diversified Small Cap Growth Fund Class C                      2.15%
Diversified Small Cap Growth Fund Class Y                      1.15%
Growth Opportunities Fund Class A                              1.15%
Growth Opportunities Fund Class C                              1.90%
Growth Opportunities Fund Class Y                              0.90%
Growth Opportunities Fund Institutional                        0.75%
Large Cap Growth Fund Class A                                  1.25%
Large Cap Growth Fund Class B                                  2.00%
Large Cap Growth Fund Class C                                  2.00%
Large Cap Growth Fund Class Y                                  0.99%
Mid Cap Growth Fund Class A                                    1.43%
Mid Cap Growth Fund Class B                                    2.18%
Mid Cap Growth Fund Class C                                    2.18%
Mid Cap Growth Fund Class Y                                    1.18%
--------------------------------------------------------------------------------

ADVISORY AND SUB-ADVISORY AGREEMENT APPROVAL

A discussion of the basis for the Board of Trustees' approval of the Funds' advisory and sub-advisory agreements is in the Trust's March 31, 2010 Annual Report.

Fort Washington is an affiliate of Touchstone Advisors. Therefore, Touchstone Advisors may have a conflict of interest when making decisions to keep Fort Washington as the Fund's Sub-Advisor. The Board of Trustees reviews Touchstone Advisors' decisions, with respect to the retention of Fort Washington, to reduce the possibility of a conflict of interest situation.

SUB-ADVISOR TO THE DIVERSIFIED SMALL CAP GROWTH FUND
FORT WASHINGTON INVESTMENT ADVISORS, INC. ("FWIA")
THE HUNTINGTON CENTER, 41 SOUTH HIGH STREET, SUITE 2495, COLUMBUS, OHIO 43215

FWIA has been a registered investment advisor since 1990 and has managed the Fund since its inception. The Fund is managed by the Growth Team of FWIA, which consists of four members. The Growth Team makes the investment decisions for the Fund, and is primarily responsible for the day-to-day management of the Fund's portfolio. The four members of the Growth Team are listed below.

Richard R. Jandrain III, Managing Director - Growth Equity. Mr. Jandrain joined FWIA in 2004 as Managing Director, Vice President and Senior Portfolio Manager. He was Chief Equity Strategist, Chief Investment Officer of Equities with Banc One Investment Advisors Corporation from 1992 to 2004.

Daniel J. Kapusta, Senior Portfolio Manager. Mr. Kapusta joined FWIA in 2004 as Vice President and Senior Portfolio Manager. He was Growth Team Leader, Portfolio Manager and Senior Equity Research Analyst with Banc One Investment Advisors Corporation from 1992 to 2004.

David K. Robinson, CFA, Senior Portfolio Manager. Mr. Robinson joined FWIA in 2004 as Vice President and Senior Portfolio Manager. He was Portfolio Manager, Senior Equity Research Analyst with Banc One Investment Advisors Corporation from 1994 to 2004.

Bihag Patel, CFA, Senior Portfolio Manager. Mr. Patel joined FWIA in 2004 as Vice President and Senior Portfolio Manager. He was Portfolio Manager, Senior Equity Analyst with Banc One Investment Advisors Corporation from 1998 to 2004.

SUB-ADVISOR TO THE GROWTH OPPORTUNITIES FUND
WESTFIELD CAPITAL MANAGEMENT COMPANY, L.P. ("WESTFIELD")
ONE FINANCIAL CENTER, BOSTON, MA 02111

Westfield has been a registered investment advisor since 1989 and has managed the Fund since July 2006. The Fund is managed by the Westfield Investment Committee. Industry sectors are divided among the Investment Committee members.

William A. Muggia is the lead member of the Westfield Investment Committee, and he covers the Healthcare and Energy sectors. Mr. Muggia is President, Chief Executive Officer, Chief Investment Officer and Partner of Westfield. He has worked at Westfield since 1994 and has managed the Fund since 2006.

SUB-ADVISOR TO THE LARGE CAP GROWTH FUND
NAVELLIER & ASSOCIATES, INC. ("NAVELLIER")
ONE EAST LIBERTY, THIRD FLOOR, RENO, NV  89501

Navellier has been a registered investment advisor since 1987 and has managed the Fund since 2004. Its sister company, that is now dissolved, Navellier Management, Inc. managed the Fund from its inception until 2004. Shawn C. Price is the primary manager and Louis G. Navellier is the secondary manager of the Fund and both have managed the Fund since its inception. Mr. Price has been a Portfolio Manager for Navellier since 1991 and Mr. Navellier has been the Chief Executive Officer of Navellier since 1987.

SUB-ADVISOR TO THE MID CAP GROWTH FUND
WESTFIELD CAPITAL MANAGEMENT COMPANY, L.P. ("WESTFIELD")
ONE FINANCIAL CENTER, BOSTON, MA 02111

Westfield has been a registered investment advisor since 1989 and has managed the portion of the Fund's assets allocated to Westfield since the Fund's inception. The Fund is managed by the Westfield Investment Committee. Industry sectors are divided among the Investment Committee members.

William A. Muggia is the lead member of the Westfield Investment Committee, and he covers the Healthcare and Energy sectors. Mr. Muggia is President, Chief Executive Officer, Chief Investment Officer and Partner of Westfield. He has worked at Westfield since 1994 and has managed the Fund since its inception.

ADDITIONAL INFORMATION

The SAI provides additional information about each portfolio manager's compensation, other accounts managed and ownership of securities in his or her managed Fund(s).

CHOOSING A CLASS OF SHARES

SHARE CLASS OFFERINGS. Each class of shares has different sales charges and distribution fees. The amount of sales charges and distribution fees you pay will depend on which class of shares you decide to purchase.

CLASS A SHARES

The offering price of Class A shares of each Fund is equal to its net asset value ("NAV") plus a front-end sales charge that you pay when you buy your shares. The front-end sales charge is generally deducted from the amount of your investment. Class A shares are subject to a 12b-1 fee.

CLASS A SALES CHARGE. The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares. The amount of front-end sales charge is shown as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted. Note that the front-end sales charge gets lower as your investment amount gets larger.

                                                      Sales         Sales Charge
                                                     Charge            as % of
                                                     as % of          Net Amount
Amount of Your Investment                         Offering Price      Invested
--------------------------------------------------------------------------------
Under $50,000                                         5.75%             6.10%
$50,000 but less than $100,000                        4.50%             4.71%
$100,000 but less than $250,000                       3.50%             3.63%
$250,000 but less than $500,000                       2.95%             3.04%
$500,000 but less than $1 million                     2.25%             2.30%
$1 million or more                                    0.00%             0.00%
--------------------------------------------------------------------------------

WAIVER OF CLASS A SALES CHARGE. There is no front-end sales charge if you invest $1 million or more in Class A shares of a Fund. If you redeem shares that were part of the $1 million breakpoint purchase within one year, you may pay a contingent deferred sales charge ("CDSC") of 1% on the shares redeemed, if a commission was paid by Touchstone to a participating unaffiliated broker-dealer. There is no front-end sales charge on exchanges between Funds or dividends reinvested in a Fund. In addition, there is no front-end sales charge on the following purchases:

      o Purchases by registered representatives or other employees (and their immediate family members*) of broker-dealers, banks, or other financial institutions having selling agreements with Touchstone.

      o Purchases in accounts as to which a broker-dealer or other financial intermediary charges an asset management fee economically comparable to a sales charge, provided the broker-dealer or other financial intermediary has a selling agreement with Touchstone.

      o Purchases by a trust department of any financial institution in its capacity as trustee to any trust.

      o Purchases through authorized processing organizations described in this Prospectus.

      o Purchases by an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 invested in the Touchstone Funds.

      o Purchases by an employee benefit plan that is provided administrative services by a third party administrator that has entered into a special service arrangement with Touchstone.

      o Purchases by shareholders who owned shares of Touchstone Funds Group Trust as of November 17, 2006 who are purchasing additional shares for their account or opening new accounts in any Touchstone Fund. If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

      o Reinvestment of redemption proceeds from Class A or Class B shares of any Touchstone Fund if the reinvestment occurs within 90 days of redemption.

* Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law and sister-in-law of a registered representative or employee. The term "employee" is deemed to include current and retired employees.

In addition, Class A shares may be purchased with no front-end sales charge through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Touchstone to include the Touchstone Funds in their program without the imposition of a sales charge. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your financial institution if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Sales charge waivers must be qualified in advance by Touchstone by marking the appropriate section on the investment application and completing the "Eligibility for Exemption from Sales Charge" form. You can obtain the application and form by calling Touchstone at 1.800.543.0407 or by visiting the TouchstoneInvestments.com website. Purchases at NAV may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund. At the option of the Fund, the front-end sales charge may be included on future purchases.

REDUCED CLASS A SALES CHARGE. You may also purchase Class A shares of a Fund at the reduced sales charges shown in the table above through the Rights of Accumulation Program or by signing a Letter of Intent. The following purchasers ("Qualified Purchasers") may qualify for a reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

      o an individual, an individual's spouse, an individual's children under the age of 21; or

      o a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or

      o employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases are provided; or

      o an organized group, provided that the purchases are made through a central administrator, a single dealer or other means which result in economy of sales effort or expense.

The following accounts ("Qualified Accounts") held in Class A shares of any Touchstone Fund sold with a front-end sales charge may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

      o     Individual accounts

      o     Joint tenant with rights of survivorship accounts

      o     Uniform gift to minor accounts ("UGTMA")

      o     Trust accounts

      o     Estate accounts

      o     Guardian/Conservator accounts

      o     IRA accounts, including Traditional, Roth, SEP and SIMPLE

      o     Coverdell Education Savings Accounts

RIGHTS OF ACCUMULATION PROGRAM. Under the Rights of Accumulation Program, you may qualify for a reduced sales charge by aggregating all of your investments held in a Qualified Account. You or your dealer must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide either a list of account numbers or copies of account statements verifying your qualification. If your shares are held directly in a Touchstone Fund or through a dealer, you may combine the historical cost or current NAV (whichever is higher) of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge. Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and capital gains. If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your broker-dealer may not maintain this information.

If your shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current NAV of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge. You or your financial intermediary must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, Touchstone will calculate the combined value of all of the Qualified Purchaser's Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

LETTER OF INTENT. If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) during the next 13 months in Class A shares of any Touchstone Fund sold with a front-end sales charge, you may qualify for a reduced sales charge by completing the Letter of Intent section of your account application. A Letter of Intent indicates your intent to purchase at least $50,000 in Class A shares of any Touchstone Fund sold with a front-end sales charge over the next 13 months in exchange for a reduced sales charge indicated on the above chart. The minimum initial investment under a Letter of Intent is $10,000. You are not obligated to purchase additional shares if you complete a Letter of Intent. However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your escrow account. If you have purchased Class A shares of any Touchstone Fund sold with a front-end sales charge within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

OTHER INFORMATION. Information about sales charges and breakpoints is also available in a clear and prominent format on the touchstoneinvestments.com website. You can access this information by selecting "Sales Charges and Breakpoints" under the "Pricing and Performance" link. For more information about qualifying for a reduced or waived sales charge, contact your financial advisor or contact Touchstone at 1.800.543.0407.

CLASS B SHARES

Class B shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds. Class B shares are subject to a 12b-1 fee. A CDSC will be charged if you redeem Class B shares within 6 years after you purchased them. The amount of the CDSC will depend on how long you have held your shares, as set forth in the following table:

                                                                 CDSC as a % of
                                                                 Amount Subject
Year Since Purchase Payment Made                                   to Charge
--------------------------------------------------------------------------------
First                                                                5.00%
Second                                                               4.00%
Third                                                                3.00%
Fourth                                                               2.00%
Fifth                                                                1.00%
Sixth                                                                1.00%
Seventh and thereafter*                                              None
--------------------------------------------------------------------------------

* Class B shares will automatically convert to Class A shares after they have been held for approximately 8 years.

CONVERSION TO CLASS A SHARES. Class B shares will convert automatically to Class A shares after 8 years from your initial purchase. The conversion will occur in the month following your 8-year anniversary. The conversion is based on the relative NAVs of the shares of the two classes on the conversion date and no sales charge will be imposed. Class B shares you have acquired through automatic reinvestment of dividends or capital gains will be converted in proportion to the total number of Class B shares you have purchased and own. Since the Rule 12b-1 distribution fees for Class A shares are lower than for Class B shares, converting to Class A shares will lower your expenses.

CLASS C SHARES

BECAUSE IN MOST CASES IT IS MORE ADVANTAGEOUS TO PURCHASE CLASS A SHARES FOR AMOUNTS OF $1 MILLION OR MORE, A REQUEST TO PURCHASE CLASS C SHARES FOR $1 MILLION OR MORE WILL BE CONSIDERED AS A PURCHASE REQUEST FOR CLASS A SHARES OR DECLINED. Class C shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds. A CDSC of 1.00% will be charged on Class C shares redeemed within 1 year after you purchased them. Class C shares are subject to a 12b-1 fee.

CLASS Y SHARES

Class Y shares of the Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund. Class Y shares are not subject to a 12b-1 fee or CDSC.

INSTITUTIONAL SHARES

Institutional shares of the Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund. Institutional shares are not subject to a 12b-1 fee or CDSC.

DISTRIBUTION ARRANGEMENTS

12B-1 DISTRIBUTION PLANS

Each Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, for each class of shares it offers that are subject to 12b-1 distribution fees. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Under the Class A plan, the Funds pay an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares. Under the Class B and Class C plans, the Funds pay an annual fee of up to 1.00% of average daily net assets attributable to Class B or Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is an account maintenance fee). Because these fees are paid out of a Fund's assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges. Class Y shares and Institutional shares are not subject to a Rule 12b-1 Plan.

DEALER COMPENSATION

Touchstone, the Trust's principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone pursues a focused distribution strategy with a limited number of dealers who have sold shares of a Fund or other Touchstone Funds. Touchstone reviews and makes changes to the focused distribution strategy on a continual basis. These payments are generally based on a pro rata share of a dealer's sales. Touchstone may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs. Touchstone Advisors, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities. Touchstone Advisors may also reimburse Touchstone for making these payments. For more information on payment arrangements, please see the section entitled "The Distributor" in the SAI.

INVESTING WITH TOUCHSTONE

CHOOSING THE APPROPRIATE INVESTMENTS TO MATCH YOUR GOALS. Investing well requires a plan. We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

PURCHASING YOUR SHARES

Please read this Prospectus carefully and then determine how much you want to invest.

For Class A shares and Class C shares, you may purchase shares of the Funds directly from Touchstone or through your financial advisor.

Class Y shares are available through your financial institution. Purchases of Class Y shares may not be available through certain financial intermediaries who do not have appropriate selling agreements in place with Touchstone.

For Institutional shares, you may purchase shares of the Funds directly from Touchstone or through your financial institution.

In any event, you must complete an investment application. You can obtain an investment application from Touchstone, your financial advisor, your financial institution, or by visiting our website at TouchstoneInvestments.com. For more information about how to purchase shares, call Touchstone at 1.800.543.0407.

INVESTOR ALERT: Each Touchstone Fund reserves the right to restrict or reject any purchase request, including exchanges from other Touchstone Funds, that it regards as disruptive to efficient portfolio management. For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor. (See "Market Timing Policy" in this Prospectus.) Touchstone may change these initial and additional investment minimums at any time.

OPENING AN ACCOUNT

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING AN ACCOUNT

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. If we do not receive these required pieces of information, there will be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to completely verify your identity through our verification process, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (usually 4:00 p.m. eastern time ("ET")) on the day that your account is closed. If we close your account because we are unable to completely verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

INVESTING IN THE FUNDS

BY MAIL OR THROUGH YOUR FINANCIAL ADVISOR

o Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds. We do not accept third party checks for initial investments.

o Send your check with the completed investment application by regular mail to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, c/o JPMorgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, Ohio 45202-4203.

o Your application will be processed subject to your check clearing. If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

o     You may also open an account through your financial advisor.

THROUGH YOUR FINANCIAL INSTITUTION

o You may invest in certain share classes by establishing an account through financial institutions that have appropriate selling agreements with Touchstone.

o Your financial institution will act as the shareholder of record of your shares.

o Financial institutions may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services.

o Financial institutions may designate intermediaries to accept purchase and sales orders on the Fund's behalf.

o Your financial institution may receive compensation from the Fund, Touchstone, Touchstone Advisors or their affiliates.

o Before investing in a Fund through your financial institution, you should read any materials provided by your financial institution together with this Prospectus.

BY EXCHANGE

o You may exchange shares of the Funds for shares of the same class of another Touchstone Fund (subject to the applicable sales charge, if any). You may also exchange Class A or Class C shares of the Funds for Class A shares of any Touchstone money market fund, except the Institutional Money Market Fund.

o     Class Y shares and Institutional shares are not exchangeable.

o     You do not have to pay any exchange fee for your exchange.

o Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending on when you originally purchased the exchanged shares. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

o If you exchange Class C shares for Class A shares of any Touchstone money market fund, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares. However, if you exchange back into your original Class C shares, the prior holding period of your Class C shares will be added to your current holding period of Class C shares in calculating the CDSC.

o If you purchased Class A shares for $1 million or more at NAV and compensation was paid to an unaffiliated broker-dealer and you exchange all or a portion of the shares into any Touchstone money market fund within 12 months of the original purchase, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares. However if you exchange back into Class A shares, the prior holding period of your Class A shares will be added to your current holding period of Class A shares in calculating the CDSC.

o You should carefully review the disclosure provided in the Prospectus relating to the exchanged-for shares before making an exchange of your Fund shares.

SPECIAL TAX CONSIDERATION

The exchange of shares of a Fund for shares of a different Touchstone Fund is a taxable event. You are urged and advised to consult your own tax advisor regarding the consequences of an exchange of Fund shares.

THROUGH RETIREMENT PLANS

You may invest in the Funds through various retirement plans. These include individual retirement plans and employer sponsored retirement plans.

INDIVIDUAL RETIREMENT PLANS

o     Traditional Individual Retirement Accounts ("IRAs")

o     Savings Incentive Match Plan for Employees ("SIMPLE IRAs")

o     Spousal IRAs

o     Roth Individual Retirement Accounts ("Roth IRAs")

o     Coverdell Education Savings Accounts ("Education IRAs")

o     Simplified Employee Pension Plans ("SEP IRAs")

EMPLOYER SPONSORED RETIREMENT PLANS

      o     Defined benefit plans

      o Defined contribution plans (including 401(k) plans, profit sharing plans and money purchase plans)

      o     457 plans

SPECIAL TAX CONSIDERATION

To determine which type of retirement plan is appropriate for you, please contact your tax advisor.

For further information about any of the plans, agreements, applications and annual fees, contact Touchstone at 1.800.543.0407 or contact your financial advisor.

THROUGH PROCESSING ORGANIZATIONS

You may also purchase shares of the Funds through a "processing organization," (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers. Some of the Touchstone Funds have authorized certain processing organizations ("Authorized Processing Organizations") to receive purchase and sales orders on their behalf. Before investing in the Funds through a processing organization, you should read any materials provided by the processing organization together with this Prospectus. You should also ask the processing organization if they are authorized by the Touchstone Funds to receive purchase and sales orders on their behalf. If the processing organization is not authorized, then your purchase order could be rejected which could subject your investment to market risk. When shares are purchased with an Authorized Processing Organization, there may be various differences compared to investing directly with Touchstone. An Authorized Processing Organization may:

      o     Charge a fee for its services

      o     Act as the shareholder of record of the shares

      o     Set different minimum initial and additional investment requirements

      o     Impose other charges and restrictions

      o Designate intermediaries to accept purchase and sales orders on the Funds' behalf

Touchstone considers a purchase or sales order as received when an authorized processing organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV (or offering price, if applicable) next computed after such order is received in proper form.

Shares held through an Authorized Processing Organization may be transferred into your name following procedures established by your Authorized Processing Organization and Touchstone. Certain Authorized Processing Organizations may receive compensation from the Funds, Touchstone, Touchstone Advisors or their affiliates.

It is the responsibility of an Authorized Processing Organization to transmit properly completed orders so that they will be received by Touchstone in a timely manner.

PRICING OF PURCHASES

We price direct purchases in the Funds based upon the next determined public offering price (NAV plus any applicable sales charge) after your order is received. Direct purchase orders received by Touchstone, or an Authorized Processing Organization, by the close of the regular session of trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. ET, are processed at that day's public offering price. Direct purchase orders received by Touchstone, or an Authorized Processing Organization, after the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, are processed at the public offering price next determined on the following business day. It is the responsibility of Touchstone's Authorized Processing Organization to transmit orders that will be received by Touchstone in proper form and in a timely manner.

ADDING TO YOUR ACCOUNT

BY CHECK

o Complete the investment form provided at the bottom of a recent account statement.

o Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds.

o     Write your account number on the check.

o Either: (1) Mail the check with the investment form to Touchstone; or (2) Mail the check directly to your financial advisor at the address printed on your account statement. Your financial advisor is responsible for forwarding payment promptly to Touchstone.

o If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

BY WIRE

o     Contact Touchstone or your financial advisor for further instructions.

o Contact your bank and ask it to wire federal funds to Touchstone. Specify your name and account number when remitting the funds.

o     Banks may charge a fee for handling wire transfers.

o Purchases in the Funds will be processed at that day's NAV (or public offering price, if applicable) if Touchstone receives a properly executed wire by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading.

BY EXCHANGE

o You may add to your account by exchanging shares from an unaffiliated mutual fund or from another Touchstone Fund.

o For information about how to exchange shares among the Touchstone Funds, see "Opening an Account - By exchange" in this Prospectus.

SPECIAL TAX CONSIDERATION

The exchange of shares of a Fund for shares of another Touchstone Fund is a taxable event. You are urged and advised to consult your own tax advisor regarding the consequences of an exchange of Fund shares.

PURCHASES WITH SECURITIES

Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund's investment goals and is otherwise acceptable to Touchstone Advisors.

SPECIAL TAX CONSIDERATION

You should consult with your tax advisor as to the federal income tax consequences to you upon your transfer of securities to a Fund in exchange for Fund shares.

AUTOMATIC INVESTMENT OPTIONS

The various ways that you can automatically invest in a Fund are outlined below. Touchstone does not charge any fees for these services. For further details about these services, call Touchstone at 1.800.543.0407. If you hold your shares through a financial institution or Authorized Processing Organization, please contact them for further details on automatic investment options.

AUTOMATIC INVESTMENT PLAN. You can pre-authorize monthly investments in a Fund of $50 or more to be processed electronically from a checking or savings account. You will need to complete the appropriate section in the investment application to do this. Amounts that are automatically invested in a Fund will not be available for redemption until three business days after the automatic investment.

REINVESTMENT/CROSS REINVESTMENT. Dividends and capital gains can be automatically reinvested in the Fund that pays them or in another Touchstone Fund within the same class of shares without a fee or sales charge. Dividends and capital gains will be reinvested in the Fund that pays them, unless you indicate otherwise on your investment application. You may also choose to have your dividends or capital gains paid to you in cash. If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment. In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share NAV determined as of the date of cancellation.

DIRECT DEPOSIT PURCHASE PLAN. You may automatically invest Social Security checks, private payroll checks, pension pay outs or any other pre-authorized government or private recurring payments in our Funds.

DOLLAR COST AVERAGING. Our dollar cost averaging program allows you to diversify your investments by investing the same amount on a regular basis. You can set up periodic automatic exchanges of at least $50 from one Touchstone Fund to any other. The applicable sales charge, if any, will be assessed.

SELLING YOUR SHARES

You may sell some or all of your shares on any day that the Fund calculates its NAV. If your request is received by Touchstone, or an Authorized Processing Organization, in proper form by the close of regular trading on the NYSE (normally 4:00 p.m. ET), you will receive a price based on that day's NAV for the shares you sell. Otherwise, the price you receive will be based on the NAV that is next calculated.

THROUGH TOUCHSTONE - BY TELEPHONE

o You can sell or exchange your shares over the telephone, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application. You may only sell shares over the telephone if the amount is less than $100,000.

o     To sell your Fund shares by telephone, call Touchstone at 1.800.543.0407.

o Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone.

o If we receive your sale request by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that day. Otherwise it will occur on the next business day.

o Interruptions in telephone service could prevent you from selling your shares by telephone when you want to. When you have difficulty making telephone sales, you should mail to Touchstone (or send by overnight delivery), a written request for the sale of your shares.

o In order to protect your investment assets, Touchstone will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone will not be liable, in those cases. Touchstone has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:

      o     Requiring personal identification

      o Making checks payable only to the owner(s) of the account shown on Touchstone's records

      o Mailing checks only to the account address shown on Touchstone's records

      o Directing wires only to the bank account shown on Touchstone's records

      o Providing written confirmation for transactions requested by telephone

      o     Digitally recording instructions received by telephone

THROUGH TOUCHSTONE - BY MAIL

o     Write to Touchstone.

o     Indicate the number of shares or dollar amount to be sold.

o     Include your name and account number.

o Sign your request exactly as your name appears on your investment application.

o You may be required to have your signature guaranteed (See "Signature Guarantees" in this Prospectus for more information).

THROUGH TOUCHSTONE - BY WIRE

o     Complete the appropriate information on the investment application.

o You may be charged a fee by the Fund or the Fund's Authorized Processing Organization for wiring redemption proceeds. You may also be charged a fee by your bank.

o Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

o Your redemption proceeds may be deposited without a charge directly into your bank account through an Automated Clearing House ("ACH") transaction. Contact Touchstone for more information.

THROUGH TOUCHSTONE - THROUGH A SYSTEMATIC WITHDRAWAL PLAN

o You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.

o     Withdrawals can be made monthly, quarterly, semiannually or annually.

o     There is no special fee for this service.

o     There is no minimum amount required for retirement plans.

SPECIAL TAX CONSIDERATION

Systematic withdrawals may result in the sale of your shares at a loss or may result in taxable investment gains.

THROUGH YOUR FINANCIAL ADVISOR, FINANCIAL INSTITUTION OR AUTHORIZED PROCESSING ORGANIZATION

o You may also sell shares by contacting your financial advisor, financial institution or Authorized Processing Organization, which may charge you a fee for this service. Shares held in street name must be sold through your financial advisor, financial institution or, if applicable, the Authorized Processing Organization.

o Your financial advisor, financial institution or Authorized Processing Organization is responsible for making sure that sale requests are transmitted to Touchstone in proper form and in a timely manner.

o     Your financial institution may charge you a fee for selling your shares.

o Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

SPECIAL TAX CONSIDERATION
Selling your shares may cause you to incur a taxable gain or loss.

INVESTOR ALERT: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone's records.

CONTINGENT DEFERRED SALES CHARGE ("CDSC")

If you purchase $1 million or more Class A shares at NAV, a CDSC of 1.00% may be charged on redemptions made within 1 year of your purchase. If you redeem Class B shares within 1 year of your purchase, a CDSC of 5.00% will be charged. This charge will be incrementally reduced and after the 6th year there is no CDSC. If you redeem Class C shares within 1 year of your purchase, a CDSC of 1.00% will be charged.

The CDSC will not apply to redemptions of shares you received through reinvested dividends or capital gains distributions and may be waived under certain circumstances described below. The CDSC will be assessed on the lesser of your shares' NAV at the time of redemption or the time of purchase. The CDSC is paid to Touchstone to reimburse expenses incurred in providing distribution-related services to the Funds.

No CDSC is applied if:

o The redemption is due to the death or post-purchase disability of a shareholder

o The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value

o The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to termination of the plan or transfer of the plan to another financial institution

o The redemption is for a mandatory withdrawal from a traditional IRA account after age 70 1/2

When we determine whether a CDSC is payable on a redemption, we assume that:

o     The redemption is made first from amounts not subject to a CDSC; then

o     From the earliest purchase payment(s) that remain invested in the Fund

The above mentioned CDSC waivers do not apply to redemptions made within one year for purchases of $1 million or more in Class A shares of the Touchstone Funds where a commission was paid by Touchstone to a participating unaffiliated broker-dealer.

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

SIGNATURE GUARANTEES

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. The Funds reserve the right to require a signature guarantee for any request related to your account including, but not limited to:

o Proceeds to be paid when information on your investment application has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)

o     Proceeds are being sent to an address other than the address of record

o Proceeds or shares are being sent/transferred from unlike registrations, such as from a joint account to an individual's account

o Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request

o Proceeds or shares are being sent/transferred between accounts with different account registrations

MARKET TIMING POLICY

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Funds will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders. The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Funds by shareholders. The Funds will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If a Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder's accounts. While a Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders. However, because the Funds cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or
(ii) made more than 2 "round-trip" exchanges within a rolling 90 day period. A "round-trip" exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund. If a shareholder exceeds these limits, the Funds may restrict or suspend that shareholder's exchange privileges and subsequent exchange requests during the suspension will not be processed. The Funds may also restrict or refuse to process purchases by the shareholder. These exchange limits and excessive trading policies generally do not apply to purchases and redemptions of money market funds (except in situations where excessive trading may have a detrimental or disruptive effect on share prices or portfolio management of these funds), systematic purchases and redemptions.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, the Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Funds' market-timing policy; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and
(3) enforce the Funds' market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds' shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds apply these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future.

HOUSEHOLDING POLICY (ONLY APPLICABLE FOR SHARES HELD THROUGH TOUCHSTONE
DIRECTLY)

The Funds will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as "householding," reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone at 1.800.543.0407 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Funds through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

RECEIVING SALE PROCEEDS

Touchstone will forward the proceeds of your sale to you (or to your financial advisor or processing organization) within 7 days (normally within 3 business days) after receipt of a proper request.

PROCEEDS SENT TO FINANCIAL ADVISORS, AUTHORIZED PROCESSING ORGANIZATIONS OR FINANCIAL INSTITUTIONS. Proceeds that are sent to your financial advisor, Authorized Processing Organization or financial institution will not usually be reinvested for you unless you provide specific instructions to do so. Therefore, the financial advisor, Authorized Processing Organization or financial institution may benefit from the use of your money.

FUND SHARES PURCHASED BY CHECK (ONLY APPLICABLE FOR SHARES HELD THROUGH TOUCHSTONE DIRECTLY). We may delay mailing your redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days. If you need your money sooner, you should purchase shares by bank wire.

REINSTATEMENT PRIVILEGE (CLASS A, CLASS B AND CLASS C SHARES ONLY). You may, within 90 days of redemption, reinvest all or part of your sale proceeds by sending a written request and a check to Touchstone. If the redemption proceeds were from the sale of your Class A or Class B shares, you can reinvest into Class A shares of any Touchstone Fund at NAV. Reinvestment will be at the NAV next calculated after Touchstone receives your request. If the proceeds were from the sale of your Class C shares, you can reinvest those proceeds into Class C shares of any Touchstone Fund. If you paid a CDSC on the reinstated amount, that CDSC will be reimbursed to you upon reinvestment.

SPECIAL TAX CONSIDERATION

You should contact your tax advisor to discuss the tax implications of using the Reinstatement Privilege.

LOW ACCOUNT BALANCES (ONLY APPLICABLE FOR SHARES HELD THROUGH TOUCHSTONE DIRECTLY). If your balance falls below the minimum amount required for your account (see "Minimum Investment Requirements"), based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone may sell your shares and send the proceeds to you. This involuntary sale does not apply to retirement accounts or custodian accounts under the Uniform Gifts/Transfers to Minors Act ("UGTMA"). Touchstone will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

DELAY OF PAYMENT. It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances. These circumstances can occur:

o     When the NYSE is closed on days other than customary weekends and holidays

o     When trading on the NYSE is restricted

o     During any other time when the SEC, by order, permits

REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it appropriate, a Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value. Shareholders may incur transaction and brokerage costs when they sell these portfolio securities including federal income tax on the amount by which the fair market value of the securities sold exceeds the basis of the Fund shares redeemed. Until such time as the shareholder sells the securities they receive in kind, the securities are subject to market risk.

PRICING OF FUND SHARES

Each Fund's share price (also called "NAV") and offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00 p.m. ET) every day the NYSE is open. Each Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in proper form by Touchstone or an Authorized Processing Organization.

The Funds' equity investments are valued based on market value or, if no market value is readily available, based on fair value as determined by the Board of Trustees (or under their direction). The Funds may use pricing services to determine market value for investments. Some specific pricing strategies follow:

o All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost which the Board of Trustees has determined as fair value.

o Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.

Although investing in foreign securities is not a principal investment strategy of any of the Funds, any foreign securities held by the Funds will be priced as follows:

o All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

o Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.

o Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when a Fund does not price its shares, a Fund's NAV may change on days when shareholders will not be able to buy or sell shares.

Securities held by a Fund that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees. Any debt securities held by a Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities. The Funds may use fair value pricing under the following circumstances, among others:

o If the value of a security has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets on which the security is traded.

o If a security, such as a small cap or micro cap security, is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

o If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation.

The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available. With respect to any portion of a Fund's assets that is invested in other mutual funds, that portion of the Fund's NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

DISTRIBUTION AND TAXES

SPECIAL TAX CONSIDERATION

You are urged and advised to consult your tax advisor to address your own tax situation and the impact an investment in the Fund will have on your own tax situation.

Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. Each Fund's dividends are distributed and paid annually. Distributions of any capital gains earned by a Fund will be made at least annually. If you own shares on a Fund's distribution record date, you will be entitled to receive the distribution.

You will receive income dividends and distributions of capital gains in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of distribution. Your election will be effective for dividends and distributions paid after we receive your written notice. To cancel your election, simply send written notice to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, c/o JPMorgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, Ohio 45202-4203, or call Touchstone at 1.800.543.0407. If you hold your shares through a financial institution, you must contact it to elect cash payment.

TAX INFORMATION

GENERAL. The Funds intend to qualify annually to be treated as regulated investment companies under the Code. As such, the Funds will not be subject to federal income taxes on the earnings they distribute to shareholders provided they satisfy certain requirements and restrictions of the Code. If for any taxable year a Fund fails to qualify as a regulated investment company: (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to tax on a graduated basis with a maximum tax rate of 35% for 2010; and (2) distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2011) and the dividends-received deduction for corporate shareholders.

DISTRIBUTIONS. The Funds will make distributions to you that may be taxed as ordinary income or capital gains. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Dividends are taxable whether you reinvest such dividends in additional shares of the Fund or choose to receive cash.

ORDINARY INCOME. Net investment income, except for qualified dividends, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to non-corporate shareholders in taxable years beginning before January 1, 2011 and designated by a Fund as "qualified dividend income" are eligible for the long-term capital gain rate 15% (0% for individuals in lower tax brackets).

NET CAPITAL GAINS. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. For tax years beginning before January 1, 2011, the maximum individual tax rate on net long-term capital gains is 15%.

SALE OR EXCHANGE OF SHARES. It is a taxable event for you if you sell shares of a Fund or exchange shares of a Fund for shares of another Fund. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. Any realized gain will be taxable to you, and, generally, will be capital gain, assuming you hold the shares of the Fund as a capital asset, which capital gain will be long-term or short-term depending on how long you have held the shares of such Fund.

SPECIAL TAX CONSIDERATION

For federal income tax purposes, an exchange of shares in one Fund for shares of a different Fund is treated as a sale of the shares you exchange and a purchase of the shares you receive in the exchange. Therefore, you may incur a taxable gain or loss in connection with the exchange.

MEDICARE CONTRIBUTION TAX. Beginning in 2013, U.S. individuals (with income exceeding $200,000 or $250,000, if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on net investment income including interest, dividends, and capital gains. If applicable, the tax will be imposed on the lesser of your (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly).

BACKUP WITHHOLDING. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

STATE AND LOCAL INCOME TAXES. You are urged and advised to consult your tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax law.

NON-U.S. SHAREHOLDERS. Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in a Fund. This Prospectus does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in a Fund. Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisors as to the U.S. and foreign country tax consequences of an investment in a Fund.

STATEMENTS AND NOTICES. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes and distributions paid by a Fund during the prior taxable year.

THIS SECTION IS ONLY A SUMMARY OF SOME IMPORTANT INCOME TAX CONSIDERATIONS THAT MAY AFFECT YOUR INVESTMENT IN A FUND. MORE INFORMATION REGARDING THESE CONSIDERATIONS IS INCLUDED IN OUR SAI. YOU ARE URGED AND ADVISED TO CONSULT YOUR OWN TAX ADVISOR REGARDING THE EFFECTS OF AN INVESTMENT IN A FUND ON YOUR TAX SITUATION.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years, or if shorter, the period of each Fund's operation. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. The financial highlights for each Fund for each of the 5 years in the period ended March 31, 2010 were audited by Ernst & Young LLP, an independent registered public accounting firm. The report of Ernst & Young LLP, along with each Fund's financial statements and related notes, appears in the 2010 Annual Report for the Funds. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1.800.543.0407. The Annual Report has been incorporated by reference into the SAI.

DIVERSIFIED SMALL CAP GROWTH FUND - CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                              Year ended     Year ended    Year ended    Period ended
                                                               March 31,       March 31,    March 31,      March 31,
                                                                 2010            2009         2008          2007(A)
---------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                            $ 6.27        $ 9.80         $ 11.64        $ 10.00
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income (loss)                               (0.08)        (0.02)          0.50          (0.07)
     Net realized and unrealized gains (losses)                  2.90         (3.51)         (1.15)          1.71
     on Investments
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 2.82         (3.53)         (0.65)          1.64
---------------------------------------------------------------------------------------------------------------------
Distributions from net realized gains                             --            --           (1.19)           --
---------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                                  $ 9.09        $ 6.27         $ 9.80         $ 11.64
=====================================================================================================================
Total return(B)                                                 44.98%       (36.02%)        (7.28)%       16.40%(C)
=====================================================================================================================
Net assets at end of year (000's)                              $ 12,708       $ 9,054       $ 22,955        $ 5,846
=====================================================================================================================
Ratios of net expenses to average net assets                    1.40%          1.40%          1.40%        1.40%(D)
Ratio of net investment income (loss) to average net           (0.99%)        (0.22%)         0.33%       (1.15%)(D)
     assets
Portfolio turnover rate                                          76%           113%            99%            86%

(A) Represents the period from commencement of operations (September 6, 2006) through March 31, 2007.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

DIVERSIFIED SMALL CAP GROWTH FUND - CLASS C

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                         Year ended     Year ended   Period ended
                                                          March 31,      March 31,    March 31,
                                                            2010           2009         2008(A)
-------------------------------------------------------------------------------------------------
Net asset value at beginning of year                       $ 6.20        $ 9.75         $ 12.44
-------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment loss                                   (0.15)        (0.08)         (0.22)
     Net realized and unrealized gains (losses)             2.86         (3.47)         (1.28)
     on Investments
-------------------------------------------------------------------------------------------------
Total from investment operations                            2.71         (3.55)         (1.50)
-------------------------------------------------------------------------------------------------
Distributions from net realized gains                        --            --           (1.19)
-------------------------------------------------------------------------------------------------
Net asset value at end of year                             $ 8.91        $ 6.20         $ 9.75
=================================================================================================
Total return(B)                                            43.71%       (36.41%)      (13.66%)(C)
=================================================================================================
Net assets at end of year (000's)                         $ 2,576        $ 2,267        $ 4,228
=================================================================================================
Ratios of net expenses to average net assets               2.15%          2.15%        0.84%(D)
Ratio of net investment loss to average net assets        (1.74%)        (0.98%)      (17.70%)(D)
Portfolio turnover rate                                     76%           113%            99%

(A) Represents the period from commencement of operations (August 1, 2007) through March 31, 2008.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.


DIVERSIFIED SMALL CAP GROWTH FUND - CLASS Y

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                        Year ended     Year ended    Year ended    Period ended
                                                         March 31,      March 31,     March 31,      March 31,
                                                           2010           2009          2008          2007(A)
---------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    $ 6.30        $ 9.84         $ 11.66        $ 10.00
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income (loss)                         (0.05)        0.00(B)         0.04          (0.05)
     Net realized and unrealized gains (losses)            2.91         (3.54)         (0.67)          1.71
     on Investments
---------------------------------------------------------------------------------------------------------------
Total from investment operations                           2.86         (3.54)         (0.63)          1.66
---------------------------------------------------------------------------------------------------------------
Distributions from net realized gains                       --            --           (1.19)           --
---------------------------------------------------------------------------------------------------------------
Net asset value at end of period                          $ 9.16        $ 6.30         $ 9.84         $ 11.66
===============================================================================================================
Total return                                              45.40%       (35.98%)        (7.09)%       16.60%(C)
===============================================================================================================
Net assets at end of year (000's)                        $ 20,856       $ 8,808       $ 14,509        $ 6,128
===============================================================================================================
Ratios of net expenses to average net assets              1.15%          1.15%          1.15%        1.15%(D)
Ratio of net investment income (loss) to average net     (0.74%)         0.02%         (0.52%)      (0.90%)(D)
     assets
Portfolio turnover rate                                    76%           113%            99%          86%(D)

(A) Represents the period from commencement of operations (September 6, 2006) through March 31, 2007.

(B)   Amount rounds to less than $0.01 per share.

(C)   Not annualized.

(D)   Annualized.

GROWTH OPPORTUNITIES FUND - CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                           Year ended     Year ended    Year ended     Year ended      Year ended
                                                            March 31,      March 31,     March 31,      March 31,       March 31,
                                                              2010           2009          2008           2007            2006
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                        $ 14.41        $ 21.68        $ 20.75        $ 21.57        $ 17.92
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment loss                                     (0.03)        (0.15)         (0.24)         (0.35)          (0.21)
     Net realized and unrealized gains (losses)               6.50         (7.12)          1.17          (0.47)           3.86
     on Investments
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              6.47         (7.27)          0.93          (0.82)           3.65
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                              $ 20.88        $ 14.41        $ 21.68        $ 20.75        $ 21.57
=================================================================================================================================
Total return(A)                                              44.90%       (33.53%)         4.48%         (3.80%)         20.37%
=================================================================================================================================
Net assets at end of year (000's)                           $ 32,182      $ 17,973       $ 26,349       $ 35,723        $ 98,004
=================================================================================================================================
Ratios of net expenses to average net assets                 1.24%          1.51%          1.55%          1.79%          1.64%
Ratio of net investment loss to average net assets          (0.22%)        (0.70%)        (0.89%)        (1.12%)        (1.09%)
Portfolio turnover rate                                       100%           60%            82%           161%            80%

(A)   Total returns shown exclude the effect of applicable sales loads.


GROWTH OPPORTUNITIES FUND - CLASS C

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                           Year ended     Year ended    Year ended     Year ended      Year ended
                                                            March 31,      March 31,     March 31,      March 31,       March 31,
                                                              2010           2009          2008           2007            2006
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                        $ 13.55        $ 20.42        $ 19.63        $ 20.60        $ 17.11
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment loss                                     (0.17)        (0.29)         (0.35)         (0.54)          (0.40)
     Net realized and unrealized gains (losses)               6.11         (6.58)          1.14          (0.43)           3.89
     on Investments
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              5.94         (6.87)          0.79          (0.97)           3.49
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                              $ 19.49        $ 13.55        $ 20.42        $ 19.63        $ 20.60
=================================================================================================================================
Total return(A)                                              43.84%       (33.64%)         4.02%         (4.71%)         20.40%
=================================================================================================================================
Net assets at end of year (000's)                           $ 8,085        $ 6,262       $ 11,115       $ 11,957        $ 22,412
=================================================================================================================================
Ratios of net expenses to average net assets                 1.99%          2.27%          2.30%          2.71%          2.57%
Ratio of net investment loss to average net assets          (0.96%)        (1.46%)        (1.60%)        (2.00%)        (2.01%)
Portfolio turnover rate                                       100%           60%            82%           161%            80%

(A)   Total returns shown exclude the effect of applicable sales loads.

GROWTH OPPORTUNITIES FUND - CLASS Y

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                        Year ended  Period ended
                                                         March 31,    March 31,
                                                           2010        2009(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period                   $ 14.41       $ 14.37
--------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment loss                                (0.00)(B)     (0.00)(B)
     Net realized and unrealized gains on investments      6.53         0.04
--------------------------------------------------------------------------------
Total from investment operations                           6.53         0.04
--------------------------------------------------------------------------------
Net asset value at end of period                         $ 20.94       $ 14.41
================================================================================
Total return                                              45.32%      0.28%(C)
================================================================================
Net assets at end of period (000's)                      $ 2,223         $ 3
================================================================================
Ratios of net expenses to average net assets              0.98%       0.97%(D)
Ratio of net investment income (loss) to average net     (0.04%)      0.21%(D)
     assets
Portfolio turnover rate                                    100%          60%

(A) Represents the period from commencement of operations (February 2, 2009) through March 31, 2009.

(B)   Amount rounds to less than $0.01 per share.

(C)   Not annualized.

(D)   Annualized.


GROWTH OPPORTUNITIES FUND - INSTITUTIONAL SHARES

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                        Year ended  Period ended
                                                         March 31,    March 31,
                                                           2010        2009(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period                   $ 14.42       $ 14.37
--------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income (loss)                          0.01       (0.00)(B)
     Net realized and unrealized gains on investments      6.55         0.05
--------------------------------------------------------------------------------
Total from investment operations                           6.56         0.05
--------------------------------------------------------------------------------
Net asset value at end of period                         $ 20.98       $ 14.42
================================================================================
Total return                                              45.49%      0.35%(C)
================================================================================
Net assets at end of period (000's)                      $ 21,807        $ 3
================================================================================
Ratios of net expenses to average net assets              0.84%       0.82%(D)
Ratio of net investment income (loss) to average net      0.15%       0.36%(D)
      Assets
Portfolio turnover rate                                    100%          60%


(A) Represents the period from commencement of operations (February 2, 2009) through March 31, 2009.

(B)   Amount rounds to less than $0.01 per share.

(C)   Not annualized.

(D)   Annualized.

LARGE CAP GROWTH FUND - CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                         Year ended     Year ended    Year ended     Year ended      Year ended
                                                          March 31,      March 31,     March 31,      March 31,       March 31,
                                                            2010           2009          2008           2007            2006
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                      $ 14.73        $ 24.45        $ 22.06        $ 23.26        $ 19.84
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income (loss)                          (0.02)         0.09           0.02          (0.04)          (0.02)
     Net realized and unrealized gains (losses)             6.08         (9.80)          2.37          (1.16)           3.44
     on Investments
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            6.06         (9.71)          2.39          (1.20)           3.42
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
     Dividends from net investment income                  (0.04)        (0.01)           --             --              --
     Tax return of capital                                 (0.01)          --             --             --              --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        (0.05)        (0.01)           --             --              --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                            $ 20.74        $ 14.73        $ 24.45        $ 22.06        $ 23.26
===============================================================================================================================
Total return(A)                                            41.15%       (39.71%)        10.83%         (5.16)%         17.24%
===============================================================================================================================
Net assets at end of year (000's)                        $ 334,465      $ 418,808      $ 719,488      $ 656,582      $ 838,120
===============================================================================================================================
Ratios of net expenses to average net assets               1.25%          1.25%          1.25%          1.16%          1.17%
Ratio of net investment income (loss) to average net      (0.29%)         0.41%          0.06%         (0.16%)        (0.13%)
     assets
Portfolio turnover rate                                     83%           126%            72%           115%            104%

(A)   Total returns shown exclude the effect of applicable sales loads.


LARGE CAP GROWTH FUND - CLASS B

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                         Year ended     Year ended    Year ended     Year ended      Year ended
                                                          March 31,      March 31,     March 31,      March 31,       March 31,
                                                            2010           2009          2008           2007            2006
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                      $ 14.22        $ 23.68        $ 21.46        $ 22.83        $ 19.60
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment loss                                   (0.44)        (0.08)         (0.15)         (0.21)          (0.15)
     Net realized and unrealized gains (losses)             6.15         (9.38)          2.37          (1.16)           3.38
     on Investments
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            5.71         (9.46)          2.22          (1.37)           3.23
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                            $ 19.93        $ 14.22        $ 23.68        $ 21.46        $ 22.83
===============================================================================================================================
Total return(A)                                            40.15%       (39.95%)        10.34%         (6.00)%         16.48%
===============================================================================================================================
Net assets at end of year (000's)                         $ 14,897      $ 14,816       $ 29,829       $ 26,669        $ 27,781
===============================================================================================================================
Ratios of net expenses to average net assets               2.00%          2.00%          2.00%          2.02%          2.08%
Ratio of net investment loss to average net assets        (1.05%)        (0.35%)        (0.65%)        (0.98%)        (1.02%)
Portfolio turnover rate                                     83%           126%            72%           115%            104%

(A)   Total returns shown exclude the effect of applicable sales loads.

LARGE CAP GROWTH FUND - CLASS C

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                        Year ended     Year ended    Year ended     Year ended      Year ended
                                                         March 31,      March 31,     March 31,      March 31,       March 31,
                                                           2010           2009          2008           2007            2006
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                     $ 14.25        $ 23.74        $ 21.52        $ 22.88        $ 19.62
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment loss                                  (0.22)        (0.07)         (0.14)         (0.20)          (0.11)
     Net realized and unrealized gains (losses)            5.94         (9.42)          2.36          (1.16)           3.37
     on Investments
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                           5.72         (9.49)          2.22          (1.36)           3.26
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                           $ 19.97        $ 14.25        $ 23.74        $ 21.52        $ 22.88
===============================================================================================================================
Total return(A)                                           40.14%       (39.97%)        10.32%         (5.94)%         16.62%
===============================================================================================================================
Net assets at end of year (000's)                       $ 142,179      $ 137,641      $ 236,582      $ 190,261      $ 188,810
===============================================================================================================================
Ratios of net expenses to average net assets              2.00%          2.00%          2.00%          1.95%          1.98%
Ratio of net investment loss to average net assets       (1.05%)        (0.33%)        (0.66%)        (0.92%)        (0.93%)
Portfolio turnover rate                                    83%           126%            72%           115%            104%

(A)   Total returns shown exclude the effect of applicable sales loads.


LARGE CAP GROWTH FUND - CLASS Y

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                        Year ended     Year ended    Year ended     Year ended      Year ended
                                                         March 31,      March 31,     March 31,      March 31,       March 31,
                                                           2010           2009          2008           2007            2006
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                     $ 14.84        $ 24.64        $ 22.19        $ 23.33        $ 19.86
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income (loss)                         (0.01)         0.10           0.05           0.06            0.03
     Net realized and unrealized gains (losses)            6.17         (9.85)          2.40          (1.20)           3.44
     on Investments
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                           6.16         (9.75)          2.45          (1.14)           3.47
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
     Dividends from net investment income                 (0.10)        (0.05)           --             --              --
     Tax return of capital                                (0.01)          --             --             --              --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                       (0.11)        (0.05)           --             --              --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                           $ 20.89        $ 14.84        $ 24.64        $ 22.19        $ 23.33
===============================================================================================================================
Total return                                              41.53%       (39.58%)        11.04%         (4.89)%         17.47%
===============================================================================================================================
Net assets at end of year (000's)                       $ 352,847      $ 206,369      $ 31,679       $ 40,044        $ 66,655
===============================================================================================================================
Ratios of net expenses to average net assets              0.99%          0.97%          1.00%          0.90%          0.93%
Ratio of net investment income (loss) to average net     (0.06%)         0.95%          0.21%          0.13%          0.12%
     assets
Portfolio turnover rate                                    83%           126%            72%           115%            104%

MID CAP GROWTH FUND - CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                        Year ended     Year ended    Year ended     Year ended      Year ended
                                                         March 31,      March 31,     March 31,      March 31,       March 31,
                                                           2010           2009          2008           2007            2006
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                     $ 12.95        $ 21.16        $ 24.17        $ 24.02        $ 21.42
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment loss                                  (0.03)        (0.01)         (0.12)         (0.14)          (0.12)
     Net realized and unrealized gains (losses)            7.26         (7.96)          0.01           2.20            4.70
     on Investments
Total from investment operations                           7.23         (7.97)         (0.11)          2.06            4.58
-------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain                        --          (0.24)         (2.90)         (1.91)          (1.98)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                           $ 20.18        $ 12.95        $ 21.16        $ 24.17        $ 24.02
===============================================================================================================================
Total return(A)                                           55.83%       (37.67%)        (1.53%)         8.84%          22.21%
===============================================================================================================================
Net assets at end of year (000's)                       $ 583,543      $ 397,756      $ 649,891      $ 713,666      $ 639,501
===============================================================================================================================
Ratios of net expenses to average net assets              1.50%          1.50%          1.47%          1.50%          1.50%
Ratio of net investment loss to average net assets       (0.15%)        (0.07%)        (0.53%)        (0.66%)        (0.57%)
Portfolio turnover rate                                    62%            71%            64%            58%            69%

(A)   Total returns shown exclude the effect of applicable sales loads.


MID CAP GROWTH FUND - CLASS B

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                       Year ended     Year ended    Year ended     Year ended      Year ended
                                                        March 31,      March 31,     March 31,      March 31,       March 31,
                                                          2010           2009          2008           2007            2006
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                    $ 10.98        $ 18.13        $ 21.25        $ 21.49        $ 19.50
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment loss                                 (0.16)        (0.15)         (0.28)         (0.30)          (0.26)
     Net realized and unrealized gains (losses)           6.16         (6.76)          0.06           1.97            4.23
     on Investments
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                          6.00         (6.91)         (0.22)          1.67            3.97
-------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain                       --          (0.24)         (2.90)         (1.91)          (1.98)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                          $ 16.98        $ 10.98        $ 18.13        $ 21.25        $ 21.49
===============================================================================================================================
Total return(A)                                          54.64%       (38.12%)        (2.29%)         8.04%          21.24%
===============================================================================================================================
Net assets at end of year (000's)                       $ 32,762      $ 29,521       $ 61,977       $ 74,935        $ 79,552
===============================================================================================================================
Ratios of net expenses to average net assets             2.25%          2.25%          2.25%          2.25%          2.25%
Ratio of net investment loss to average net assets      (0.90%)        (0.85%)        (1.31%)        (1.42%)        (1.32%)
Portfolio turnover rate                                   62%            71%            64%            58%            69%

(A)   Total returns shown exclude the effect of applicable sales loads.

MID CAP GROWTH FUND - CLASS C

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                       Year ended     Year ended    Year ended     Year ended      Year ended
                                                        March 31,      March 31,     March 31,      March 31,       March 31,
                                                          2010           2009          2008           2007            2006
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                    $ 10.99        $ 18.15        $ 21.27        $ 21.51        $ 19.51
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment loss                                 (0.14)        (0.14)         (0.27)         (0.28)          (0.25)
     Net realized and unrealized gains (losses)           6.15         (6.78)          0.05           1.95            4.23
     on Investments
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                          6.01         (6.92)         (0.22)          1.67            3.98
-------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain                       --          (0.24)         (2.90)         (1.91)          (1.98)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                          $ 17.00        $ 10.99        $ 18.15        $ 21.27        $ 21.51
===============================================================================================================================
Total return(A)                                          54.69%       (38.14%)        (2.28%)         8.04%          21.28%
===============================================================================================================================
Net assets at end of year (000's)                      $ 218,413      $ 158,782      $ 302,422      $ 345,997      $ 327,867
===============================================================================================================================
Ratios of net expenses to average net assets             2.25%          2.25%          2.24%          2.25%          2.25%
Ratio of net investment loss to average net assets      (0.90%)        (0.84%)        (1.30%)        (1.41%)        (1.32%)
Portfolio turnover rate                                   62%            71%            64%            58%            69%

(A)   Total returns shown exclude the effect of applicable sales loads.


MID CAP GROWTH FUND - CLASS Y

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                       Year ended   Period ended
                                                        March 31,    March 31,
                                                          2010        2009(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period                  $ 12.96       $ 13.20
--------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income                                0.01         0.02
     Net realized and unrealized gains (losses) on        7.30        (0.26)
     investments
--------------------------------------------------------------------------------
Total from investment operations                          7.31        (0.24)
--------------------------------------------------------------------------------
Net asset value at end of period                        $ 20.27       $ 12.96
================================================================================
Total return                                             56.40%     (1.82%)(B)
================================================================================
Net assets at end of period (000's)                     $ 26,162        $ 3
================================================================================
Ratios of net expenses to average net assets             1.25%       1.25%(C)
Ratio of net investment income to average net assets     0.14%       1.11%(C)
Portfolio turnover rate                                   62%           71%


(A) Represents the period from commencement of operations (February 2, 2009) through March 31, 2009.

(B)   Not annualized.

(C)   Annualized.

TOUCHSTONE INVESTMENTS*

DISTRIBUTOR
Touchstone Securities, Inc.*
303 Broadway, Suite 1100
Cincinnati, OH 45202-4203
www.touchstoneinvestments.com
-----------------------------

INVESTMENT ADVISOR
Touchstone Advisors, Inc.*
303 Broadway, Suite 1100
Cincinnati, OH 45202-4203

TRANSFER AGENT
JPMorgan Chase Bank, N.A.
303 Broadway, Suite 900
Cincinnati, OH 45202-4203

SHAREHOLDER SERVICE
1.800.543.0407

*A Member of Western & Southern Financial Group

The following are federal trademark registrations and applications owned by IFS Financial Services, Inc., a member of Western & Southern Financial Group:
Touchstone, Touchstone Funds, Touchstone Investments, Touchstone Family of Funds and Touchstone Select.

[LOGO] TOUCHSTONE INVESTMENTS(R)

303 BROADWAY, SUITE 1100
CINCINNATI, OH 45202-4203






Go paperless, sign up today at:
www.TouchstoneInvestments.com/home

For investors who want more information about the Funds, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI provides more detailed information about the Funds and is legally a part of this Prospectus.

ANNUAL/SEMIANNUAL REPORTS ("FINANCIAL REPORTS"): The Funds' Financial Reports provide additional information about the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

You can get free copies of the SAI, the Financial Reports, other information and answers to your questions about the Funds by contacting your financial advisor or by contacting Touchstone Investments at 1.800.543.0407. The SAI and Financial Reports are also available on the Touchstone Investments website at: www.TouchstoneInvestments.com/home/formslit/

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information about the operation of the Public Reference Room by calling the SEC at 1.202.551.8090.

Reports and other information about the Funds are available on the EDGAR database of the SEC's internet site at http://www.sec.gov. For a fee, you can get text-only copies of reports and other information by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520 or by sending an e-mail request to: publicinfo@sec.gov.


Investment Company Act file no. 811-3651                       TSF-54-TST-5-1007

                           TOUCHSTONE STRATEGIC TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                  JULY 29, 2010
                          AS SUPPLEMENTED MARCH 1, 2011

--------------------------------------------------------------------------------
                           CLASS A   CLASS B  CLASS C  CLASS Y   INSTITUTIONAL
--------------------------------------------------------------------------------
Diversified Small Cap
Growth Fund                 TDSAX              TDSCX    TDSIX
--------------------------------------------------------------------------------
Growth Opportunities Fund   TGVFX              TGVCX    TGVYX        TGVVX
--------------------------------------------------------------------------------
Large Cap Growth Fund       TEQAX     TEQBX    TEQCX    TIQIX
--------------------------------------------------------------------------------
Mid Cap Growth Fund         TEGAX     TBEGX    TOECX    TEGYX
--------------------------------------------------------------------------------

This Statement of Additional Information ("SAI") is not a prospectus and relates only to the above-referenced funds (each a "Fund" and, together, the "Funds"). It is intended to provide additional information regarding the activities and operations of the Touchstone Strategic Trust (the "Trust") and should be read together with the Funds' Prospectuses dated July 29, 2010, as amended from time to time. The Funds' audited financial statements for the fiscal year ended March 31, 2010, included in the Annual Report to shareholders, are incorporated into this SAI by reference. You may receive a copy of a Fund's Prospectus or the Trust's most recent Annual or Semiannual Report by writing the Trust at P.O. Box 5354, Cincinnati, Ohio 45201-5354, by calling the Trust at 1-800-543-0407 or by visiting our website at www.TouchstoneInvestments.com.

                       STATEMENT OF ADDITIONAL INFORMATION

                           TOUCHSTONE STRATEGIC TRUST
                            303 BROADWAY, SUITE 1100
                           CINCINNATI, OHIO 45202-4203

                                TABLE OF CONTENTS

                                                                          PAGE

THE TRUST.....................................................................
DEFINITIONS, POLICIES AND RISK CONSIDERATIONS.................................
INVESTMENT LIMITATIONS........................................................
TRUSTEES AND OFFICERS.........................................................
THE INVESTMENT ADVISOR .......................................................
THE SUB-ADVISORS......................................................... ....
PORTFOLIO MANAGERS............................................................
PROXY VOTING PROCEDURES.......................................................
THE DISTRIBUTOR...............................................................
DISTRIBUTION PLANS............................................................
SECURITIES TRANSACTIONS.......................................................
CODE OF ETHICS................................................................
PORTFOLIO TURNOVER............................................................
DISCLOSURE OF PORTFOLIO HOLDINGS..............................................
CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE..........................
CHOOSING A SHARE CLASS........................................................
OTHER PURCHASE AND REDEMPTION INFORMATION.....................................
TAXES.........................................................................
PRINCIPAL SECURITY HOLDERS....................................................
CUSTODIAN.....................................................................
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................
LEGAL COUNSEL.................................................................
TRANSFER AND SUB-ADMINISTRATIVE AGENT.........................................
FINANCIAL STATEMENTS..........................................................
APPENDIX......................................................................

THE TRUST

Touchstone Strategic Trust (the "Trust"), an open-end management investment company, was organized as a Massachusetts business trust on November 18, 1982. The Trust currently offers four series of shares to investors: the Diversified Small Cap Growth Fund, the Growth Opportunities Fund, the Large Cap Growth Fund and the Mid Cap Growth Fund (referred to individually as a "Fund" and collectively as the "Funds"). Each of the Growth Opportunities Fund and the Large Cap Growth Fund is a non-diversified open-end management investment company. Each of the Diversified Small Cap Growth Fund and the Mid Cap Growth Fund is a diversified open-end management investment company. This SAI contains information about each Fund. Each Fund has its own investment goal and policies.

Touchstone Advisors, Inc. (the "Advisor") is the investment manager and administrator for each Fund. The Advisor has selected a sub-advisor(s) (individually, a "Sub-Advisor," collectively, the "Sub-Advisors") to manage, on a daily basis, the assets of each Fund. The Advisor has sub-contracted certain administrative and accounting services to JPMorgan Chase Bank, N.A. ("JPMorgan"). Touchstone Securities, Inc. (the "Distributor") is the principal distributor of the Funds' shares. The Distributor and certain Sub-Advisors are affiliates of the Advisor.

Shares of each Fund have equal voting rights and liquidation rights. Each Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940, as amended (the "1940 Act") or otherwise. Each class of shares of a Fund shall vote separately on matters relating to its plan of distribution pursuant to Rule 12b-1. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trust. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

Class A shares, Class B shares, Class C shares, Class Y shares (formerly Class I shares) and Institutional shares of a Fund represent an interest in the same assets of such Fund, have the same rights and are identical in all material respects except that (i) each class of shares may bear different (or no) distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (v) certain classes offer different features and services to shareholders and may have different investment minimums. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership. However, numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts and the Trust is not aware of an instance where such result has occurred. In addition, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.

HISTORY OF THE FUNDS

MID CAP GROWTH FUND. Pursuant to an Agreement and Plan of Reorganization, on May 1, 2000, the Mid Cap Growth Fund succeeded to the assets and liabilities of another mutual fund with the same name that was a series of Touchstone Series Trust. The investment goals, strategies, policies and restrictions of the Fund and its predecessor fund are substantially identical. On February 23, 2011 TCW Investment Management Company ("TCW") was removed as sub-advisor of the Mid Cap Growth Fund.

LARGE CAP GROWTH FUND. Pursuant to an Agreement and Plan of Reorganization dated June 30, 2003, the Large Cap Growth Fund series of the Trust was reorganized by acquiring the Navellier Millennium Large Cap Growth Portfolio and the Navellier Performance Large Cap Growth Portfolio. The investment goal and fundamental restrictions of the Touchstone Large Cap Growth Fund did not change, but certain investment strategies changed as a result of the reorganization. The financial data and performance for the Large Cap Growth Fund are carried forward from the Navellier Performance Large Cap Growth Portfolio. On October 6, 2003, the Fund replaced its Sub-Advisor with Navellier Management, Inc. Thereafter, Navellier & Associates, Inc. assumed the sub-advisory duties of its sister company, Navellier Management, Inc.

DIVERSIFIED SMALL CAP GROWTH FUND. Pursuant to an Agreement and Plan of Reorganization dated August 15, 2007, between the Diversified Small Cap Growth Fund and the Small Cap Growth Fund, the Diversified Small Cap Growth Fund acquired all of the assets and liabilities of the Small Cap Growth Fund and the Small Cap Growth Fund was terminated as a series of the Trust on February 15, 2008.

GROWTH OPPORTUNITIES FUND. On July 18, 2006 the Growth Opportunities Fund replaced its previous sub-advisor, Mastrapasqua & Associates, Inc., with Westfield Capital Management, L.P. Pursuant to an Agreement and Plan of Reorganization dated July 15, 2010, between the Growth Opportunities Fund and the Large Cap Core Equity Fund, the Growth Opportunities Fund acquired all of the assets and liabilities of the Large Cap Core Equity Fund and the Large Cap Core Equity Fund was terminated as a series of the Trust on October 22, 2010.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS

Each Fund has its own investment goals, strategies and related risks. There can be no assurance that a Fund's investment goals will be met. The investment goals and practices of each Fund are nonfundamental policies that may be changed by the Board of Trustees without shareholder approval, except in those instances where shareholder approval is expressly required. If there is a change in a Fund's investment goal, shareholders should consider whether the Fund remains an appropriate investment in light of their current financial position and needs. A more detailed discussion of some of the terms used and investment policies described in the Prospectuses (see "Investment Strategies and Risks") appears below.

FIXED-INCOME AND OTHER DEBT SECURITIES

Fixed-income and other debt instrument securities include all bonds, high yield or "junk" bonds, municipal bonds, debentures, U.S. Government securities, mortgage-related securities including government stripped mortgage-related securities, zero coupon securities and custodial receipts. The market value of fixed-income obligations of the Funds will be affected by general changes in interest rates which will result in increases or decreases in the value of the obligations held by the Funds. The market value of the obligations held by a Fund can be expected to vary inversely to changes in prevailing interest rates. As a result, shareholders should anticipate that the market value of the obligations held by the Fund generally would increase when prevailing interest rates are declining and generally will decrease when prevailing interest rates are rising. Shareholders also should recognize that, in periods of declining interest rates, a Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, a Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which a Fund may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

Ratings made available by Standard & Poor's Rating Service ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Ratings are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, a Sub-Advisor also will make its own evaluation of these securities. Among the factors that will be considered are the long-term ability of the issuers to pay principal and interest and general economic trends.

Fixed-income securities may be purchased on a when-issued or delayed-delivery basis. See "When-Issued and Delayed-Delivery Securities" below.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts. For a description of commercial paper ratings, see the Appendix to this SAI.

MEDIUM AND LOWER RATED AND UNRATED SECURITIES. Securities rated in the fourth highest category by a rating organization although considered investment grade, may possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher grade bonds.

Generally, medium or lower-rated securities and unrated securities of comparable quality, sometimes referred to as "junk bonds," offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The yield of junk bonds will fluctuate over time.

The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Since the risk of default is higher for lower rated debt securities, the Sub-Advisor's research and credit analysis are an especially important part of managing securities of this type held by a Fund. In light of these risks, the Board of Trustees of the Trust has instructed the Sub-Advisor, in evaluating the creditworthiness of an issue, whether rated or unrated, to take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

In addition, the market value of securities in lower-rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower-rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing their respective portfolios and calculating their respective net asset values. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Funds to purchase and may also have the effect of limiting the ability of a Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for shareholders. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Fund may decline relatively proportionately more than a portfolio consisting of higher rated securities. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of these securities by the Fund, but the Sub-Advisor will consider this event in its determination of whether the Fund should continue to hold the securities.

The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the ability to dispose of these securities.

In considering investments for a Fund, the Sub-Advisor will attempt to identify those issuers of high yielding debt securities whose financial condition is adequate to meet future obligations or has improved or is expected to improve in the future. The Sub-Advisor's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the best interest of the Fund.

CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to the SEC's restrictions that limit investments in illiquid securities to no more than 15% of the value of a Fund's net assets.

U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. Government to purchase the agency's obligations, such as securities of the Federal National Mortgage Association ("FNMA"); or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.

U.S. Government securities also include securities guaranteed by the Federal Deposit Insurance Corporation ("FDIC") under its Temporary Liquidity Guarantee Program. Under the Temporary Liquidity Guarantee Program, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on the debt issued by private entities through the earlier of the maturity date of the debt or June 30, 2012.

MORTGAGE-RELATED SECURITIES. There are several risks associated with mortgage-related securities generally. One is that the monthly cash inflow from the underlying loans may not be sufficient to meet the monthly payment requirements of the mortgage-related security. Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage-related security. Early returns of principal will affect the average life of the mortgage-related securities remaining in a Fund. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, a Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

Collateralized Mortgage Obligations ("CMOs") are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

Mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Sub-Advisor, the Funds' restrictions on investments in illiquid instruments will apply.

STRIPPED MORTGAGE-RELATED SECURITIES. These securities are either issued and guaranteed, or privately issued but collateralized by, securities issued by the Government National Mortgage Association ("GNMA"), FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"). These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-related certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the stripped mortgage-related securities represent all or part of the beneficial interest in pools of mortgage loans. A Fund will invest in stripped mortgage-related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when its Sub-Advisor believes that interest rates will remain stable or increase. In periods of rising interest rates, the expected increase in the value of stripped mortgage-related securities may offset all or a portion of any decline in value of the securities held by the Fund.

Investing in stripped mortgage-related securities involves the risks normally associated with investing in mortgage-related securities. See "Mortgage-Related Securities" above. In addition, the yields on stripped mortgage-related securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only stripped mortgage-related securities and increasing the yield to maturity on principal-only stripped mortgage-related securities. Sufficiently high prepayment rates could result in a Fund not fully recovering its initial investment in an interest-only stripped mortgage-related security. Under current market conditions, the Fund expects that investments in stripped mortgage-related securities will consist primarily of interest-only securities. Stripped mortgage-related securities are currently traded in an over-the-counter market maintained by several large investment-banking firms. There can be no assurance that the Fund will be able to affect a trade of a stripped mortgage-related security at a time when it wishes to do so. The Fund will acquire stripped mortgage-related securities only if a secondary market for the securities exists at the time of acquisition. Except for stripped mortgage-related securities based on fixed rate FNMA and FHLMC mortgage certificates that meet certain liquidity criteria established by the Board of Trustees, a Fund will treat government stripped mortgage-related securities and privately-issued mortgage-related securities as illiquid and will limit its investments in these securities, together with other illiquid investments, to not more than 15% of net assets.

In September 2008, FNMA was placed into conservatorship overseen by the Federal Housing Finance Agency ("FHFA"). In addition to placing the company in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA. First, the U.S. Treasury has entered into Senior Preferred Stock Purchase Agreements under which, if the FHFA determines that FNMA's liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute up to $100 billion in funds to that company in an amount equal to the difference between such liabilities and assets. Second, the U.S. Treasury established a new secured lending credit facility that was available to FNMA until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase FNMA mortgage-backed securities, which expired in December 2009. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA will be successful.

ZERO COUPON SECURITIES. Zero coupon U.S. Government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government securities that make regular payments of interest. A Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forego the purchase of additional income producing assets with these funds. Zero coupon securities include Separately Traded Registered Interest and Principal Securities ("STRIPS"). STRIPS are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. They also include Coupons Under Book Entry Safekeeping ("CUBES"), which are component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

CUSTODIAL RECEIPTS. Custodial receipts or certificates include Certificates of Accrual on Treasury Securities ("CATS"), Treasury Investment Growth Receipts ("TIGRs") and Financial Corporation certificates ("FICO Strips"). CATS, TIGRs and FICO Strips are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government securities, described above. Although typically under the terms of a custodial receipt a Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited were determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. These are instruments in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables) or to other parties. Direct debt instruments purchased by a Fund may have a maturity of any number of days or years, may be secured or unsecured, and may be of any credit quality. Direct debt instruments involve the risk of loss in the case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to a Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments also may include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand at a time when a Fund would not have otherwise done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

These instruments will be considered illiquid securities and so will be limited in accordance with the Funds' restrictions on illiquid securities.

ILLIQUID SECURITIES

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as "private placements" or "restricted securities" and are purchased directly from the issuer or in the secondary market. Investment companies do not typically hold a significant amount of these restricted securities or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them, which would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities. Each Fund may not invest more than 15% of its net assets in securities that are illiquid or otherwise not readily marketable.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

o RULE 144A SECURITIES. The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act on resales of certain securities to qualified institutional buyers.

      A Sub-Advisor will monitor the liquidity of Rule 144A securities in each Fund's portfolio under the supervision of the Board of Trustees. In reaching liquidity decisions, the Sub-Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

      A Fund may purchase securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A or under an exemption from such laws. Provided that a dealer or institutional trading market in such securities exists, these restricted securities or Rule 144A securities are treated as exempt from the Funds' limit on illiquid securities. The Board of Trustees of the Trust, with advice and information from the respective Sub-Advisor, will determine the liquidity of restricted securities or Rule 144A securities by looking at factors such as trading activity and the availability of reliable price information and, through reports from such Sub-Advisor, the Board of Trustees of the Trust will monitor trading activity in restricted securities. If institutional trading in restricted securities or Rule 144A securities were to decline, a Fund's illiquidity could increase and the Fund could be adversely affected.

o SECTION 4(2) COMMERCIAL PAPER. A Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to disposition under federal securities laws and is generally sold to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in
      Section 4(2) commercial paper, thus providing liquidity. The Sub-Advisor believes that Section 4(2) commercial paper and possibly certain other restricted securities that meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the Sub-Advisor, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Fund does not intend to subject such paper to the limitation applicable to restricted securities.

No Fund will invest more than 10% of its total assets in restricted securities (excluding Rule 144A securities).

FOREIGN SECURITIES

Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. Government and domestic corporations. Less information may be available about foreign companies than about domestic companies and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.

The Growth Opportunities Fund may invest up to 10% of its total assets at the time of purchase in the securities of foreign issuers. The Mid Cap Growth Fund may invest up to 20% of its total assets at the time of purchase in securities of foreign issuers. The Large Cap Growth Fund may invest up to 15% of its total assets at the time of purchase in securities of foreign issuers.

EMERGING MARKET COUNTRIES. Emerging market countries are generally countries that are not included in the MSCI World Index. As of March 31, 2010, the countries in the MSCI World Index included: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The country composition of the MSCI World Index can change over time. When a Fund invests in securities of a company in an emerging market country, it invests in securities issued by a company that (i) is organized under the laws of an emerging market country, (ii) maintains its principal place of business in an emerging market country, (iii) has its principal trading market for its securities in an emerging market country, (iv) derives at least 50% of its revenues or profits from operations within emerging market countries, or has at least 50% of its assets located in emerging market countries. The Mid Cap Growth Fund may invest up to 10% of its total assets at the time of purchase in emerging market countries. The Growth Opportunities Fund may invest up to 10% of its total assets at the time of purchase in emerging market countries. The Large Cap Growth Fund may invest up to 15% of its total assets at the time of purchase in securities of emerging market countries. The Diversified Small Cap Growth Fund may also invest in securities of companies in emerging market countries.

Investments in securities of issuers based in emerging market countries entail all of the risks of investing in foreign issuers to a heightened degree. These heightened risks include: (i) expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investing in issuers in industries deemed sensitive to relevant national interests; and (iv) the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events.

CURRENCY EXCHANGE RATES. A Fund's share value may change significantly when the currencies, other than the U.S. dollar, in which the Fund's investments are denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

ADRS, ADSS, GDRS, EDRS AND CDRS. American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs") are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer. They are publicly traded on exchanges or over-the-counter in the United States. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), and Global Depositary Receipts ("GDRs") may also be purchased by the Funds. EDRs, CDRs and GDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities. Certain institutions issuing ADRs, ADSs, GDRs or EDRs may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer of the underlying foreign securities.

OPTIONS

A Fund may write (sell), to a limited extent, only covered call and put options ("covered options") in an attempt to increase income. However, the Fund may forego the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund foregoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written.

When a Fund writes a call option, it will "cover" its obligation by segregating the underlying security on the books of the Fund's custodian or by placing liquid securities in a segregated account at the Fund's custodian. When a Fund writes a put option, it will "cover" its obligation by placing liquid securities in a segregated account or by earmarking assets at the Fund's custodian.

A Fund may purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The Funds have adopted certain other nonfundamental policies concerning option transactions that are discussed below. A Fund's activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

OPTIONS ON STOCKS. A Fund may write or purchase options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy the underlying stock at the exercise price at any time during the option period. A covered call option with respect to which a Fund owns the underlying stock sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying stock or to possible continued holding of a stock which might otherwise have been sold to protect against depreciation in the market price of the stock. A covered put option sold by a Fund exposes the Fund during the term of the option to a decline in price of the underlying stock.

To close out a position when writing covered options, a Fund may make a "closing purchase transaction" which involves purchasing an option on the same stock with the same exercise price and expiration date as the option which it has previously written on the stock. The Fund will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may make a "closing sale transaction" which involves liquidating the Fund's position by selling the option previously purchased.

OPTIONS ON SECURITIES INDEXES. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities" or, to the extent allowed by law, as a substitute for investment in individual securities.

Options on securities indexes entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indexes is more likely to occur, although the Fund generally will only purchase or write such an option if the Sub-Advisor believes the option can be closed out.

Use of options on securities indexes also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the respective Sub-Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in a Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge. Because options on securities indexes require settlement in cash, the Sub-Advisor may be forced to liquidate portfolio securities to meet settlement obligations.

When a Fund writes a put or call option on a securities index it will cover the position by placing liquid securities in a segregated asset account or by earmarking assets with the Fund's custodian.

Options on securities indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a security index gives the holders the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by
(b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple.

The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in price of a particular security. Accordingly, successful use by a Fund of options on security indexes will be subject to the Sub-Advisor's ability to predict correctly movement in the direction of that securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities.

RELATED INVESTMENT POLICIES. A Fund may purchase and write put and call options on securities indexes listed on domestic and, in the case of those Funds which may invest in foreign securities, on foreign exchanges. A securities index fluctuates with changes in the market values of the securities included in the index.

OPTIONS ON FOREIGN CURRENCIES. Options on foreign currencies are used for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, are utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in such rates.

Options on foreign currencies may be written for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire, unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and liquid securities in a segregated account with its custodian.

The Funds may also write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

RELATED INVESTMENT POLICIES. A Fund that invests in foreign securities may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Fund's position, it may not forfeit the entire amount of the premium plus related transaction costs. In addition, the Fund may purchase call options on currency when the Sub-Advisor anticipates that the currency will appreciate in value.
There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Fund pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options. A Fund's ability to terminate over-the-counter options ("OTC Options") will be more limited than the exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Fund will treat purchased OTC Options and assets used to cover written OTC Options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

FORWARD CURRENCY CONTRACTS. Because, when investing in foreign securities, a Fund buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, such Funds from time to time may enter into forward currency transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward currency contracts to purchase or sell foreign currencies.

A forward currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward currency contract generally has no deposit requirement and is traded at a net price without commission. Each Fund maintains with its custodian a segregated account of liquid securities in an amount at least equal to its obligations under each forward currency contract. Neither spot transactions nor forward currency contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into a Sub-Advisor's long-term investment decisions, a Fund will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Sub-Advisors believe that it is important to have the flexibility to enter into foreign currency hedging transactions when they determine that the transactions would be in a Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward currency contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate forward currency contracts. In such event the Fund's ability to utilize forward currency contracts may be restricted. Forward currency contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of forward currency contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject a Fund to certain risks.

The matching of the increase in value of a forward currency contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into forward currency contracts at attractive prices and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movements of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

BORROWING AND LENDING

BORROWING. The Funds may borrow money from banks (including their custodian bank) or from other lenders to the extent permitted under applicable law. The 1940 Act requires the Funds to maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Funds would be required to reduce their borrowings within three days to the extent necessary to meet the requirements of the 1940 Act. A Fund will not make any borrowing that would cause its outstanding borrowings to exceed one-third of the value of its total assets. To reduce their borrowings, the Funds might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Funds may have less net investment income during periods when its borrowings are substantial. The interest paid by the Funds on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

Certain of the Funds have adopted nonfundamental limitations which restrict circumstances in which and degree to which the Funds can engage in borrowing. The Mid Cap Growth Fund intends to borrow money only as a temporary measure for extraordinary or emergency purposes. In addition, the Mid Cap Growth Fund may engage in reverse repurchase agreements, forward roll transactions involving mortgage-backed securities or other investment techniques entered into for the purpose of leverage. As a matter of current operating policy, the Diversified Small Cap Growth Fund and the Large Cap Growth Fund intend to borrow money only as a temporary measure for extraordinary or emergency purposes. These policies are not fundamental and may be changed by the Board of Trustees without shareholder approval.

SECURITIES LENDING. In order to generate additional income, a Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of: (1) cash in U.S. dollars; (2) securities issued or fully guaranteed by the United States government or issued and unconditionally guaranteed by any agencies thereof; or (3) irrevocable performance letters of credit issued by banks approved by each Fund. All collateral must equal at least 100% of the market value of the loaned securities. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent. The SEC currently requires that the following conditions must be met whenever the Fund's portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans. As a matter of current operating policy, the Large Cap Growth Fund intends to limit the amount of loans of portfolio securities to no more than 25% of its net assets. This policy may be changed by the Board of Trustees without shareholder approval.

OTHER INVESTMENT POLICIES

SWAP AGREEMENTS. To help enhance the value of its portfolio or manage its exposure to different types of investments, the Funds may enter into interest rate, currency and mortgage swap agreements and may purchase and sell interest rate "caps," "floors" and "collars."

In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that notional principal amount is tied to a reference pool of mortgages. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

Swap agreements may involve leverage and may be highly volatile. Swap agreements may have a considerable impact on a Fund's performance, depending on how they are used. Swap agreements involve risks depending upon the other party's creditworthiness and ability to perform, as judged by the Sub-Advisor, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. All swap agreements are considered as illiquid securities and, therefore, will be limited, along with all of a Fund's other illiquid securities, to 15% of that Fund's net assets. Further, certain tax considerations may limit a Fund's ability to use swap agreements. See the section "Taxes" for more information.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. To secure prices deemed advantageous at a particular time, a Fund may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. A Fund will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

Securities purchased on a when issued or delayed-delivery basis may expose a Fund to risk because the securities may experience fluctuations in value prior to their actual delivery. The Fund does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. The Funds will enter into repurchase agreements that are collateralized by U.S. Government obligations. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. At the time a Fund enters into a repurchase agreement, the value of the collateral, including accrued interest, will equal or exceed the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller agrees to maintain sufficient collateral so that the value of the underlying collateral, including accrued interest, will at all times equal or exceed the value of the repurchase agreement.

REVERSE REPURCHASE AGREEMENTS AND FORWARD ROLL TRANSACTIONS. In a reverse repurchase agreement a Fund agrees to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price. Forward roll transactions are equivalent to reverse repurchase agreements but involve mortgage-backed securities and involve a repurchase of a substantially similar security. At the time the Fund enters into a reverse repurchase agreement or forward roll transaction it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements and forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. Reverse repurchase agreements and forward roll transactions are considered to be borrowings by a Fund.

TEMPORARY INVESTMENTS. For temporary defensive purposes during periods when the Sub-Advisor believes that pursuing the Fund's basic investment strategy may be inconsistent with the best interests of its shareholders, a Fund may invest its assets without limit in the following money market instruments: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including those purchased in the form of custodial receipts), repurchase agreements, certificates of deposit, master notes, time deposits and bankers' acceptances issued by banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper.

A Fund also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investments in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis.

MONEY MARKET INSTRUMENTS. A Fund may invest in money market instruments. Money market securities are high-quality, dollar-denominated, short-term instruments. They consist of (i) bankers' acceptances, certificates of deposit, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks;
(ii) U.S. Treasury obligations and obligations issued or guaranteed by agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

CONVERTIBLE SECURITIES. Convertible securities may offer higher income than the common stocks into which they are convertible and include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to both non-convertible debt securities and equity securities. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock.

ASSET COVERAGE. To assure that a Fund's use of futures and related options, as well as when-issued and delayed-delivery transactions, forward currency contracts and swap transactions, are not used to achieve investment leverage, the Fund will cover such transactions, as required under applicable SEC interpretations, either by owning the underlying securities or by establishing a segregated account with its custodian containing liquid securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these instruments or contracts.

WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. A Fund may purchase warrants and rights, provided that no Fund presently intends to invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities.

SHORT-TERM TRADING. Short-term trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of the Fund in order to take advantage of what the Sub-Advisor believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the turnover rate of a Fund and its transaction costs.

DERIVATIVES. A Fund may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some "derivatives" such as certain mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. A Sub-Advisor will use derivatives only in circumstances where the Sub-Advisor believes they offer the most economic means of improving the risk/reward profile of the Fund. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Fund. The use of derivatives for non-hedging purposes may be considered speculative. Tax considerations may limit a Fund's ability to invest in certain derivatives.

INITIAL PUBLIC OFFERINGS ("IPOS"). The Mid Cap Growth Fund, Growth Opportunities Fund, and Diversified Small Cap Growth Fund may invest in IPOs. An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transactions costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund's investments in IPO shares may include the securities of "unseasoned" companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited products.

MICRO CAP SECURITIES. The Diversified Small Cap Growth Fund and the Growth Opportunities Fund may invest in companies whose total market capitalization at the time of investment is generally between $30 million and $500 million, referred to as micro cap companies. Micro cap companies may not be well-known to the investing public, may not have significant institutional ownership and may have cyclical, static or only moderate growth prospects. Micro cap companies may have greater risk and volatility than large companies and may lack the management depth of larger, mature issuers. Micro cap companies may have relatively small revenues and limited product lines, markets, or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. In addition, micro cap companies may be developing or marketing new products or services for which markets are not yet established and may never become established. As a result, the prices of their securities may fluctuate more than those of larger issuers.

SECURITIES OF OTHER INVESTMENT COMPANIES. Such investments are subject to limitations prescribed by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC. The 1940 Act limitations currently provide, in part, that a Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund's total assets would be invested in the aggregate in all investment companies. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.

The Advisor has received an exemptive order from the Securities and Exchange Commission ("SEC") that permits the funds it manages to invest their uninvested cash or cash collateral in one or more affiliated money market funds. Each Fund (subject to its investment limitations) may invest up to 25% of its total assets in affiliated money market funds.

MAJORITY. As used in this SAI, the term "majority" of the outstanding shares of the Trust (or of any Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting, or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund).

RATING SERVICES. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, each Sub-Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees of the Trust. After purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require a Fund to eliminate the obligation from its portfolio, but a Sub-Advisor will consider such an event in its determination of whether a Fund should continue to hold the obligation. A description of the ratings used herein and in the Funds' Prospectuses is set forth in the Appendix to this SAI.

INVESTMENT LIMITATIONS

FUNDAMENTAL LIMITATIONS. The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding shares of that Fund. The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares.

THE FUNDAMENTAL LIMITATIONS FOR THE FUNDS ARE:

      1. DIVERSIFICATION. For each diversified fund only, the Funds may not purchase securities of an issuer that would cause the Funds to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

      2. BORROWING MONEY. The Funds may not engage in borrowing except as permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

      3. UNDERWRITING. The Funds may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, a Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

      4. LOANS. The Funds may not make loans to other persons except that a Fund may (1) engage in repurchase agreements, (2) lend portfolio securities,
      (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

      5. REAL ESTATE. The Funds may not purchase or sell real estate except that a Fund may (1) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments (2) purchase or sell securities or other instruments backed by real estate or interests in real estate and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

      6. COMMODITIES. The Funds may not purchase or sell physical commodities except that a Fund may (1) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.

      7. CONCENTRATION OF INVESTMENTS. The Funds may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

      8. SENIOR SECURITIES. The Funds may not issue senior securities except as permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

      1. Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

      2. Borrowing. The 1940 Act allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

      3. Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

      4. Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund's current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in its Statement of Additional Information.

      5. Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

NONFUNDAMENTAL LIMITATIONS. The Trust, on behalf of each Fund, has adopted the following nonfundamental investment limitations as a matter of "operating policy." These limitations may be changed by the Board of Trustees without shareholder vote.

THE NONFUNDAMENTAL INVESTMENT LIMITATION FOR THE MID CAP GROWTH FUND IS:

      1. BORROWING MONEY. The Fund intends to borrow money only as a temporary measure for extraordinary or emergency purposes. In addition, the Fund may engage in reverse repurchase agreements, forward roll transactions involving mortgage-backed securities or other investment techniques entered into for the purpose of leverage.

THE NONFUNDAMENTAL INVESTMENT LIMITATIONS FOR THE GROWTH OPPORTUNITIES FUND ARE:

      1. ILLIQUID INVESTMENTS. The Fund will not purchase securities for which there are legal or contractual restrictions on resale or for which no readily available market exists (or engage in a repurchase agreement maturing in more than seven days) if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities.

      2. MARGIN PURCHASES. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities or to the extent necessary to engage in transactions described in the Prospectus and Statement of Additional Information involving margin purchases.

      3. SHORT SALES. The Fund will not make short sales of securities.

NONFUNDAMENTAL 80% INVESTMENT POLICIES. Certain Funds have adopted nonfundamental 80% investment policies that may be changed by the Board of Trustees without shareholder approval. Shareholders will be provided with at least 60 days' prior notice of any change in a Fund's nonfundamental 80% investment policy. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: "Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

THE NONFUNDAMENTAL 80% INVESTMENT POLICIES FOR THE LARGE CAP GROWTH FUND, MID CAP GROWTH FUND AND DIVERSIFIED SMALL CAP GROWTH FUND ARE:

      1. LARGE CAP GROWTH FUND 80% INVESTMENT POLICY. Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in common stocks of large cap companies.

      2. MID CAP GROWTH FUND 80% INVESTMENT POLICY. Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in common stocks of mid cap companies.

      3. DIVERSIFIED SMALL CAP GROWTH FUND 80% INVESTMENT POLICY. Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in common stocks of small cap companies.

With respect to the percentages adopted by the Trust as maximum limitations on the Funds' investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money or investing in illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

TRUSTEES AND OFFICERS

The following is a list of the Trustees and executive officers of the Trust, the length of time served, principal occupations for the past 5 years, number of funds overseen in the Touchstone Fund Complex and other directorships held. All funds managed by the Advisor are part of the "Touchstone Fund Complex." The Touchstone Fund Complex consists of the Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Funds Group Trust and Touchstone Institutional Funds Trust. The Trustees who are not interested persons of the Trust, as defined in the 1940 Act, are referred to as "Independent Trustees."

---------------------------------------------------------------------------------------------------------------------------------
INTERESTED
TRUSTEES(1):
---------------------------------------------------------------------------------------------------------------------------------
         NAME           POSITION      TERM OF      PRINCIPAL OCCUPATION(S) DURING PAST 5         NUMBER             OTHER
       ADDRESS          HELD WITH     OFFICE                     YEARS                           OF FUNDS        DIRECTORSHIPS
    YEAR OF BIRTH       TRUST         AND                                                        OVERSEEN       HELD DURING PAST
                                      LENGTH                                                     IN THE            5 YEARS (4)
                                      OF TIME                                                    TOUCHSTONE
                                      SERVED(2)                                                  FUND
                                                                                                 COMPLEX(3)
---------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder        Trustee and   Until        President and CEO of IFS Financial                 42      Director of
Touchstone              President     retirement   Services, Inc. (a holding company).                        LaRosa's (a
Advisors, Inc                         at age 75                                                               restaurant chain),
303 Broadway                          or until                                                                Capital Analysts
Cincinnati, OH                        she                                                                     Incorporated (an
Year of Birth: 1955                   resigns or                                                              investment advisor
                                      is removed                                                              and broker-dealer),
                                      Trustee                                                                 IFS Financial
                                      since 1999                                                              Services, Inc. (a
                                                                                                              holding company),,
                                                                                                              Integrity and
                                                                                                              National Integrity
                                                                                                              Life Insurance Co.,
                                                                                                              Touchstone Securities
                                                                                                              (the Trust's
                                                                                                              distributor),
                                                                                                              Touchstone Advisors
                                                                                                              (the Trust's
                                                                                                              investment advisor
                                                                                                              and administrator)
                                                                                                              and W&S Financial
                                                                                                              Group Distributors
                                                                                                              (a distribution
                                                                                                              company.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES:
---------------------------------------------------------------------------------------------------------------------------------
         NAME           POSITION      TERM OF      PRINCIPAL OCCUPATION(S) DURING PAST 5         NUMBER              OTHER
       ADDRESS          HELD WITH     OFFICE                       YEARS                         OF FUNDS        DIRECTORSHIPS
    YEAR OF BIRTH       TRUST         AND                                                        OVERSEEN       HELD DURING PAST
                                      LENGTH                                                     IN THE           5 YEARS(4)
                                      OF TIME                                                    TOUCHSTONE
                                      SERVED(2)                                                  FUND
                                                                                                 COMPLEX(3)
---------------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox           Trustee      Until        President and Chief Executive Officer of           42      Director of
105 East Fourth Street                retirement   Cox Financial Corp. (a financial services                  Cincinnati Bell
Cincinnati, OH                        at age 75    company).                                                  (a communications
Year of Birth: 1947                   or until                                                                company),
                                      he resigns                                                              Bethesda Inc. (a
                                      or is                                                                   hospital), Timken
                                      removed                                                                 Co. (a
                                                                                                              manufacturing
                                      Trustee                                                                 company), Diebold
                                      since 1999                                                              (a technology
                                                                                                              solutions
                                                                                                              company), and
                                                                                                              Ohio Business
                                                                                                              Alliance for
                                                                                                              Higher Education.
                                                                                                              Director of Duke
                                                                                                              Energy from 1994
                                                                                                              - 2008.
---------------------------------------------------------------------------------------------------------------------------------
H. Jerome Lerner         Trustee      Until        Principal of HJL Enterprises (a privately          42      None
c/o Touchstone                        retirement   held investment company).
Advisors, Inc.                        at age 75
303 Broadway                          or until
Cincinnati, OH                        he resigns
Year of Birth: 1938                   or is
                                      removed

                                      Trustee
                                      since 1989
---------------------------------------------------------------------------------------------------------------------------------
Donald C. Siekmann       Trustee      Until        Executive for Duro Bag Manufacturing Co. (a        42      None
c/o Touchstone                        retirement   bag manufacturer) from 2002 -2008.
Advisors, Inc.                        at age 75
303 Broadway                          or until
Cincinnati, OH                        he resigns
Year of Birth: 1938                   or is
                                      removed

                                      Trustee
                                      since 2005
---------------------------------------------------------------------------------------------------------------------------------
John P. Zanotti          Trustee      Until        CEO, Chairman and Director of Avaton, Inc.         42      Director of Q Med
c/o Touchstone                        retirement   (a wireless entertainment company) until                   (a health care
Advisors, Inc.                        at age 75    2006.  President of Cincinnati Biomedical                  management
303 Broadway                          or until     (a life science and economic development                   company) from
Cincinnati, OH                        he resigns   company) from 2003 - 2007. Chairman of                     2004 - 2007.
Year of Birth: 1948                   or is        Integrated Media Technologies (a media
                                      removed      company)

                                      Trustee
                                      since 2002
---------------------------------------------------------------------------------------------------------------------------------
Susan J. Hickenlooper    Trustee      Until        Trustee of Episcopal Retirement Homes              42      Trustee of
c/o Touchstone                        retirement   Foundation                                                 Gateway Trust (a
Advisors, Inc.                        at age 75                                                               charitable
303 Broadway                          or until                                                                organization)
Cincinnati, OH                        he resigns                                                              from 2006 - 2008,
Year of Birth: 1946                   or is                                                                   Trustee of
                                      removed                                                                 Cincinnati Parks
                                                                                                              Foundation (a
                                      Trustee                                                                 charitable
                                      since 2009                                                              organization).
---------------------------------------------------------------------------------------------------------------------------------

(1) Ms. McGruder, as a director of the Advisor and the Distributor, and an officer of affiliates of the Advisor and the Distributor, is an "interested person" of the Trust within the meaning of Section 2(a) (19) of the 1940 Act.

(2) Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

(3) The Touchstone Fund Complex consists of 4 series of the Trust, 3 series of Touchstone Tax-Free Trust, 4 series of Touchstone Investment Trust, 11 variable annuity series of Touchstone Variable Series Trust, 19 series of Touchstone Funds Group Trust and 1 series of Touchstone Institutional Funds Trust.

(4) Each Trustee is also a Trustee of Touchstone Tax-Free Trust, Touchstone Investment Trust, Touchstone Variable Series Trust, Touchstone Funds Group Trust and Touchstone Institutional Funds Trust.

------------------------------------------------------------------------------------------------------------
PRINCIPAL
OFFICERS:
------------------------------------------------------------------------------------------------------------
             NAME                     POSITION         TERM OF OFFICE AND   PRINCIPAL OCCUPATION(S) DURING
            ADDRESS              HELD WITH TRUST(1)      LENGTH OF TIME              PAST 5 YEARS
         YEAR OF BIRTH                                       SERVED
------------------------------------------------------------------------------------------------------------
Jill T. McGruder                 President            Until  resignation,   See biography above.
Touchstone Advisors, Inc.                             removal or
303 Broadway                                          disqualification
Cincinnati, OH
Year of Birth: 1955                                   President since
                                                      2004; President
                                                      from 2000-2002
------------------------------------------------------------------------------------------------------------
Brian E. Hirsch                  Vice President       Until  resignation,   Senior Vice President of
Touchstone Advisors, Inc.                             removal or            Compliance and Fund
303 Broadway                                          disqualification      Administration of IFS
Cincinnati, OH                                                              Financial Services, Inc.
Year of Birth: 1956                                   Vice President
                                                      since 2003
------------------------------------------------------------------------------------------------------------
Steven M. Graziano               Vice President       Until resignation,    President of Touchstone
Touchstone Advisors, Inc.                             removal or            Advisors, Inc.; Executive Vice
303 Broadway                                          disqualification      President of Pioneer
Cincinnati, OH                                                              Investment Management, Head of
Year of Birth: 1954                                   Vice President        Retail Distribution and
                                                      since 2009            Strategic Marketing 2007 -
                                                                            2008; Executive Vice President
                                                                            of Pioneer Investment
                                                                            Management, Chief Marketing
                                                                            Officer 2002 - 2007.
------------------------------------------------------------------------------------------------------------
Timothy D. Paulin                Vice President       Until resignation,    Vice President of Investment
Touchstone Advisors, Inc.                             removal or            Research and Product
303 Broadway                                          disqualification      Management of Touchstone
Cincinnati, OH                                                              Advisors, Inc.; Director of
Year of Birth: 1963                                   Vice President        Product Design of Klein
                                                      since 2010            Decisions, Inc. 2003 - 2010.
------------------------------------------------------------------------------------------------------------
Joseph Melcher                   Chief                Until resignation,    Vice President of Compliance
Touchstone Advisors, Inc.        Compliance Officer   removal or            of IFS Financial Services (a
303 Broadway                                          disqualification      holding company); Assistant
Cincinnati, OH                                                              Vice President of Compliance
Year of Birth: 1973                                   Chief Compliance      of IFS Financial Services 2005
                                                      Officer since 2010    - 2010.
------------------------------------------------------------------------------------------------------------
Terrie A. Wiedenheft             Controller           Until  resignation,   Chief Financial Officer and
Touchstone Advisors, Inc.        and Treasurer        removal or            Senior Vice President of IFS
303 Broadway                                          disqualification      Financial Services, Inc.
Cincinnati, OH
Year of Birth: 1962                                   Controller since 2000

                                                      Treasurer since 2003
------------------------------------------------------------------------------------------------------------
Jay S. Fitton                    Secretary            Until  resignation,   Assistant Vice President and
JPMorgan.                                             removal or            Senior Counsel at JPMorgan
303 Broadway                                          disqualification      Chase Bank, N.A.
Cincinnati, OH
Year of Birth: 1970                                   Secretary since
                                                      2006. Assistant
                                                      Secretary from
                                                      2002 - 2006
------------------------------------------------------------------------------------------------------------

(1) Each officer also holds the same office with Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Funds Group Trust and Touchstone Institutional Funds Trust.

(2) The Touchstone Fund Complex consists of 4 series of the Trust, 3 series of Touchstone Tax-Free Trust, 4 series of Touchstone Investment Trust, 11 variable annuity series of Touchstone Variable Series Trust, 19 series of Touchstone Funds Group Trust and 1 series of Touchstone Institutional Funds Trust.

ADDITIONAL INFORMATION ABOUT THE TRUSTEES

The Board believes that each Trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes and skills to serve on the Board. The Board believes that the Trustees' ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Advisor, Sub-Advisors, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and the Funds. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Ms. McGruder, experience as a chief executive officer of a financial services company and director of various other businesses, as well as executive and leadership roles within the Adviser; Mr. Cox, experience as a chief executive officer of a financial services company and director of companies from varied industries; Mr. Lerner, owner of a management consulting services company and executive experience at various businesses; Mr. Siekmann, accounting experience as a partner at a major accounting firm, director experience at another mutual fund complex, executive experience at various businesses and a leadership role at a charitable organization; Mr. Zanotti, executive and board experience at companies from various industries; and Ms. Hickenlooper, executive and board experience at various businesses, foundations and charitable organizations. In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

BOARD STRUCTURE

The Board of Trustees is composed of five Independent Trustees and one Interested Trustee, Jill T. McGruder, who is Chairperson of the Board of Trustees. The full Board has appointed Phillip R. Cox to serve as the Lead Independent Trustee. Ms. McGruder oversees the day-to-day business affairs of the Trust and communicates with Mr. Cox regularly on various Trust issues, as appropriate. Mr. Cox, among other things, chairs meetings of the Independent Trustees, serves as a spokesperson for the Independent Trustees and serves as a liaison between the Independent Trustees and the Trust's management between Board meetings. Except for any duties specified herein, the designation of Lead Independent Trustee does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally. The Independent Trustees are advised at these meetings, as well as at other times, by separate, independent legal counsel.

The Board holds four regular meetings each year to consider and address matters involving the Trust and its Funds. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person or by telephone.

The Board has established a committee structure that includes an Audit Committee and a Governance Committee (discussed in more detail below). The Board conducts much of its work through these Committees. Each Committee is comprised entirely of Independent Trustees, which ensures that the Funds have effective and independent governance and oversight.

The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Interested Chairperson and a Lead Independent Trustee, is appropriate and in the best interests of the Trust because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees and the full Board in a manner that enhances effective oversight. The Board believes that having an Interested Chairperson is appropriate and in the best interests of the Trust given: (1) the extensive oversight provided by the Trust's Advisor over the affiliated and unaffiliated Sub-Advisors that conduct the day-to-day management of the Funds of the Trust, (2) the extent to which the work of the Board is conducted through the standing Committees, (3) the extent to which the Independent Trustees meet regularly, together with independent legal counsel, in the absence of the Interested Chairperson and (4) the Interested Chairperson's additional roles as a director of the Advisor and the Distributor and senior executive of IFS Financial Services, Inc., the Advisor's parent company, and of other affiliates of the Advisor, which enhance the Board's understanding of the operations of the Advisor and the role of the Trust and the Advisor within Western & Southern Financial Group, Inc. The Board also believes that that the role of the Lead Independent Trustee within the leadership structure is integral to promoting independent oversight of the Funds' operations and meaningful representation of the shareholders' interests. In addition, the Board believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from the Trust's management.

BOARD OVERSIGHT OF RISK

Consistent with its responsibilities for oversight of the Trust and its Funds, the Board, among other things, oversees risk management of each Fund's investment program and business affairs directly and through the committee structure that it has established. Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Funds. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Under the overall supervision of the Board, the Advisor, Sub-Advisors, and other key service providers to the Funds, including the administrator, the distributor, the transfer agent, the custodian, and the independent auditors, have also implemented a variety of processes, procedures and controls to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers.

The Board requires senior officers of the Trust, including the Chief Compliance Officer ("CCO"), to report to the Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee receive regular reports from the Trust's independent auditors on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust's CCO, including meetings in executive sessions, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust's compliance program. In addition, the Board also receives reports from the Advisor on the investments and securities trading of the Funds, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of those investments. The Board also receives reports from the Trust's primary service providers on a periodic or regular basis, including the Sub-Advisors to the Portfolios.

TRUSTEE OWNERSHIP IN THE TOUCHSTONE FUNDS

The following table reflects the Trustees' beneficial ownership in the Funds and the Touchstone Fund Complex as of December 31, 2009.

                              DOLLAR RANGE OF           DOLLAR RANGE OF            DOLLAR RANGE OF
                           EQUITY SECURITIES IN       EQUITY SECURITIES IN      EQUITY SECURITIES IN
                         THE GROWTH OPPORTUNITIES      THE MID CAP GROWTH       THE LARGE CAP GROWTH
                                   FUND                      FUND                       FUND
                         -------------------------------------------------------------------------------
Phillip R. Cox                     None                       None                      None
H. Jerome Lerner                   None                       None                      None
Jill T. McGruder               $1 - $10,000            $10,001 - $50,000         $50,001 - $100,000
Donald C. Siekmann                 None                $50,001 - $100,000           Over $100,000
Susan J. Hickenlooper              None                       None                      None
John P. Zanotti                    None                   $1 - $10,000              $1 - $10,000


                              DOLLAR RANGE OF           AGGREGATE DOLLAR
                           EQUITY SECURITIES IN         RANGE OF EQUITY
                           THE DIVERSIFIED SMALL       SECURITIES IN THE
                             CAP GROWTH FUND          TOUCHSTONE FUND COMPLEX(1)
                         -----------------------------------------------------
Phillip R. Cox                     None                       None
H. Jerome Lerner                   None                  Over $100,000
Jill T. McGruder               $1 - $10,000              Over $100,000
Donald C. Siekmann                 None                  Over $100,000
Susan J. Hickenlooper              None                $50,001 - $100,000
John P. Zanotti                $1 - $10,000            $50,001 - $100,000

(1) The Touchstone Fund Complex consists of 4 series of the Trust, 3 series of Touchstone Tax-Free Trust, 4 series of Touchstone Investment Trust, 19 series of Touchstone Funds Group Trust, 1 series of Touchstone Institutional Funds Trust and 11 variable annuity series of Touchstone Variable Series Trust.

TRUSTEE COMPENSATION

The following table shows the compensation paid to the Trustees by the Trust and the aggregate compensation paid by the Touchstone Fund Complex during the fiscal year ended March 31, 2010.

                                                    AGGREGATE COMPENSATION
                         COMPENSATION              FROM THE TOUCHSTONE FUND
NAME                     FROM TRUST(1)                    COMPLEX(1,2)
----                     -------------                    ------------
Philip R. Cox                $14,583                       $87,500
H. Jerome Lerner             $12,583                       $75,500
Jill T. McGruder               $0                            $0
Donald C. Siekmann           $13,917                       $83,500
Susan J. Hickenlooper        $8,875                        $53,250
John P. Zanotti              $13,333                       $80,000

1 The Independent Trustees are eligible to participate in the Touchstone Trustee Deferred Compensation Plan that allows the Independent Trustees to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000. The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Family of Funds during the fiscal year ended March 31, 2010 is $0.

2 The Touchstone Fund Complex consists of 5 series of the Trust, 3 series of Touchstone Tax-Free Trust, 4 series of Touchstone Investment Trust, 21 series of Touchstone Funds Group Trust, 2 series of Touchstone Institutional Funds Trust and 11 variable annuity series of Touchstone Variable Series Trust.

Each Independent Trustee receives a quarterly retainer of $9,500 and a fee of $4,500 for each Board meeting attended in person and $1,500 for attendance by telephone. Each Committee member receives a fee of $2,250 for each committee meeting attended in person and $1,500 for attendance by telephone. The lead Trustee receives an additional $3,000 quarterly retainer. The Committee Chairmen receive an additional $1,500 - $2,000 quarterly retainer, depending on the committee. All fees are split equally among the Trusts comprising the Touchstone Fund Complex.

STANDING COMMITTEES OF THE BOARD

The Board of Trustees is responsible for overseeing the operations of the Trust in accordance with the provisions of the 1940 Act and other applicable laws and the Trust's Declaration of Trust. The Board has established the following committees to assist in its oversight functions. Each Committee is composed entirely of Independent Trustees.

AUDIT COMMITTEE. Messrs. Siekmann and Lerner are members of the Audit Committee. The Audit Committee is responsible for overseeing the Trust's accounting and financial reporting policies, practices and internal controls. During the fiscal year ended March 31, 2010, the Audit Committee held four meetings.

GOVERNANCE COMMITTEE. Messrs. Cox and Zanotti and Ms. Hickenlooper are members of the Governance Committee. The Governance Committee is responsible for overseeing the Trust's compliance program and compliance issues, procedures for valuing securities and responding to any pricing issues. During the fiscal year ended March 31, 2010, the Governance Committee held four meetings.

In addition, the Governance Committee is responsible for recommending candidates to serve on the Board. The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to John P. Zanotti, Chairman of the Governance Committee, c/o Touchstone, 303 Broadway, Suite 1100, Cincinnati, OH 45202. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

THE INVESTMENT ADVISOR

INVESTMENT ADVISOR. Touchstone Advisors, Inc. (the "Advisor"), is the Funds' investment manager and administrator. The Advisor is a wholly owned subsidiary of IFS Financial Services, Inc., which is a wholly owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly owned subsidiary of Western - Southern Mutual Holding Company. Ms. McGruder may be deemed to be an affiliate of the Advisor because she is a Director of the Advisor and an officer of affiliates of the Advisor. Ms. McGruder, by reason of such affiliations, may directly or indirectly receive benefits from the advisory fees paid to the Advisor.

INVESTMENT ADVISORY AGREEMENT. Under the terms of the investment advisory agreement between the Trust and the Advisor, the Advisor appoints and supervises each Sub-Advisor, reviews and evaluates the performance of the Sub-Advisors and determines whether or not a Sub-Advisor should be replaced, subject to the supervision of, and policies established by, the Board of Trustees of the Trust. The Advisor furnishes at its own expense all facilities and personnel necessary in connection with providing these services. For its services, the Advisor is entitled to receive an investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund, as set forth below. The Advisor pays sub-advisory fees to the Sub-Advisor from its advisory fee.

Mid Cap Growth Fund              0.75% on the first $500 million
                                 0.70% from $500 million to $1 billion
                                 0.65% thereafter

Large Cap Growth Fund            0.75% on the first $200 million
                                 0.70% from $200 million to $1 billion
                                 0.65% thereafter

Growth Opportunities Fund        0.75% on the first $500 million
                                 0.70% from $500 million to $1 billion
                                 0.65% thereafter

Diversified Small Cap            1.05%
Growth Fund

Each Fund shall pay the expenses of its operation, including but not limited to
(i) charges and expenses of outside pricing services, (ii) the charges and expenses of auditors; (iii) the charges and expenses of its custodian, transfer agent and administrative agent appointed by the Trust with respect to a Fund;
(iv) brokers' commissions, and issue and transfer taxes chargeable to a Fund in connection with securities transactions to which a Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and fees payable to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Funds with the SEC, state or blue sky securities agencies and foreign countries; (vii) all expenses of meetings of Trustees and of shareholders of the Trust and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust; (ix) compensation of the Independent Trustees of the Trust; (x) compliance fees and expenses; and (xi) interest on borrowed money, if any. The compensation and expenses of any officer, Trustee or employee of the Trust who is an affiliated person of the Advisor is paid by the Advisor.

By its terms, the Funds' investment advisory agreement will remain in force for an initial period of two years and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The Funds' investment advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of a Fund's outstanding voting securities, or by the Advisor. The investment advisory agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

EXPENSE LIMITATION AGREEMENT. Pursuant to an Expense Limitation Agreement between the Advisor and the Trust, the Advisor has agreed to waive advisory fees and/or reimburse expenses in order to limit the Funds' annual fund operating as follows:

--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND               1.25% for Class A shares
--------------------------------------------------------------------------------
                                    2.00% for Class B shares
--------------------------------------------------------------------------------
                                    2.00% for Class C shares
--------------------------------------------------------------------------------
                                    0.99% for Class Y shares
--------------------------------------------------------------------------------
MID CAP GROWTH FUND                 1.43% for Class A shares
--------------------------------------------------------------------------------
                                    2.18% for Class B shares
--------------------------------------------------------------------------------
                                    2.18% for Class C shares
--------------------------------------------------------------------------------
                                    1.18% for Class Y shares
--------------------------------------------------------------------------------
GROWTH OPPORTUNITIES FUND           1.15% for Class A shares
--------------------------------------------------------------------------------
                                    1.90% for Class C shares
--------------------------------------------------------------------------------
                                    0.90% for Class Y shares
--------------------------------------------------------------------------------
                                    0.75% for Institutional shares
--------------------------------------------------------------------------------
DIVERSIFIED SMALL CAP GROWTH FUND   1.40% for Class A shares
--------------------------------------------------------------------------------
                                    2.15% for Class C shares
--------------------------------------------------------------------------------
                                    1.15% for Class Y shares
--------------------------------------------------------------------------------

These fee waivers and expense limitations will remain in effect until at least July 28, 2011 except for the Large Cap Growth Fund which will remain in effect until July 28, 2012. and the Mid Cap Growth Fund which will remain in effect until March 1, 2012.

ADVISORY FEES AND FEE WAIVERS. Set forth below are the advisory fees incurred by the Funds during the last three fiscal periods. The Advisor has contractually agreed to waive fees and reimburse certain expenses, as indicated in the footnotes below:

                                         FOR THE        FOR THE     FOR THE
                                          YEAR           YEAR         YEAR
ADVISORY FEES                             ENDED          ENDED       ENDED
                                        03/31/10       03/31/09     03/31/08
                                      -------------  ------------  ----------
Mid Cap Growth Fund(1)                 $6,166,823     $6,821,984   $9,248,908
Growth Opportunities Fund(2)            $321,163       $341,272     $488,853
Large Cap Growth Fund(3)               $5,987,078     $6,821,984   $9,248,908
Diversified Small Cap Growth Fund(4)    $289,583       $321,173     $181,305

(1) Pursuant to an Expense Limitation Agreement between the Advisor and the Trust, the Advisor waived fees and/or reimbursed the Fund $240,910, $348,150 and $18,858 for the fiscal years ended March 31, 2010, 2009 and 2008, respectively.

(2) Pursuant to an Expense Limitation Agreement between the Advisor and the Trust, the Advisor waived fees and/or reimbursed the Fund $253,038, $201,285 and $190,556 for the fiscal years ended March 31, 2010, 2009 and 2008, respectively.

(3) Pursuant to an Expense Limitation Agreement between the Advisor and the Trust, the Advisor waived fees and/or reimbursed the Fund $983,834, $924,129 and $848,156 for the fiscal years ended March 31, 2010, 2009 and 2008, respectively.

(4) Pursuant to an Expense Limitation Agreement between the Advisor and the Trust, the Advisor waived fees and/or reimbursed the Fund $194,113, $239,019 and $110,734 for the fiscal years ended March 31, 2010, 2009 and 2008, respectively.

ADMINISTRATION AGREEMENT. The Advisor provides administrative services to the Trust under an Administration Agreement. The Advisor supervises the performance of the service providers, provides performance and compliance reports, supervises the disbursement of expenses and assists with the development of new series. The Administration Agreement provides that the Trust will pay an administrative fee to the Advisor of 0.20% of aggregate net assets up to $6 billion; 0.16% of the next $4 billion of aggregate net assets and 0.12% on assets in excess of 10 billion. Aggregate net assets include the average daily net assets of all series of Touchstone Strategic Trust, Touchstone Tax-Free Trust, Touchstone Funds Group Trust and Touchstone Investment Trust ("TINT"), except the Touchstone Institutional Money Market Fund, a series of TINT. The Advisor has sub-contracted certain administrative and accounting services to JPMorgan and pays JPMorgan a sub-administrative fee out of its administrative fee. (See "Transfer and Sub-Administrative Agent" in this SAI).

Set forth below are the administrative service fees paid by the Funds to the Advisor during the stated periods:

ADMINISTRATIVE FEES               FOR THE FISCAL YEAR  FOR THE FISCAL YEAR  FOR THE FISCAL YEAR
                                     ENDED 03/31/10       ENDED 03/31/09       ENDED 03/31/08
Mid Cap Growth Fund                    $1,541,720           $1,705,505           $2,312,246
Growth Opportunities Fund               $77,390              $69,589              $98,026
Large Cap Growth Fund                  $1,682,037           $2,035,336           $1,993,889
Diversified Small Cap Growth Fund       $55,159              $61,176              $34,534

THE SUB-ADVISORS

The Advisor has retained one or more Sub-Advisor(s) to serve as the discretionary portfolio manager(s) of each Fund. The Sub-Advisor selects the portfolio securities for investment by a Fund, purchases and sells securities of a Fund and places orders for the execution of such portfolio transactions, subject to the general supervision of the Board of Trustees and the Advisor. For their respective services, the Sub-Advisors receive a fee from the Advisor. As described in the Prospectus, each Sub-Advisor receives base investment sub-advisory fees with respect to each Fund that it sub-advises. Each Sub-Advisor's base fee with respect to each sub-advised Fund is accrued daily and paid monthly, based on the Fund's average net assets allocated to the Sub-Advisor during the current month.

The Advisor paid to the Sub-Advisors the following amounts for each Fund for the periods indicated:


                                                      FOR THE       FOR THE       FOR THE
                                                    FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                                       ENDED         ENDED         ENDED
                                                     03/31/10       03/31/09     03/31/08
                                                    ------------------------------------------
Mid Cap Growth Fund - TCW*                           $1,559,004    $1,751,312   $2,568,921
Mid Cap Growth Fund - Westfield                      $2,299,057    $2,506,585   $3,210,000
Large Cap Growth Fund - Navellier                    $3,364,790    $4,027,547   $3,976,088
Growth Opportunities Fund - Westfield                 $231,710      $198,950     $292,708
Diversified Small Cap Growth Fund - Ft. Washington    $138,126      $152,644      $81,860

*Effective February 23, 2011, TCW is no longer a sub-advisor to the Mid Cap Growth Fund.

The services provided by the Sub-Advisors are paid for wholly by the Advisor. The compensation of any officer, director or employee of the Sub-Advisor who is rendering services to a Fund is paid by the Sub-Advisor.

Each sub-advisory agreement will remain in force for an initial two year period and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. A sub-advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of a Fund's outstanding voting securities, by the Advisor, or by the Sub-Advisor. Each sub-advisory agreement will automatically terminate in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

The SEC has granted an exemptive order that permits the Trust or the Advisor, under certain circumstances, to select or change non-affiliated Sub-Advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. Shareholders of a Fund will be notified of any changes in its Sub-Advisor.

SUB-ADVISOR CONTROL. Listed below is a description of the persons or entities that control the Sub-Advisors.

WESTFIELD CAPITAL MANAGEMENT COMPANY, L.P.'s majority owner is WMS Management
LLC.

NAVELLIER & ASSOCIATES, INC.'S majority and primary owner is Louis G. Navellier.

FORT WASHINGTON INVESTMENT ADVISORS, INC. is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. In December 2006, a single member holding company, W&S Operating Holdings, LLC (W&S Operating) was formed by The Western and Southern Life Insurance Company (Western & Southern) and Western & Southern transferred its 100% ownership interest in Fort Washington Investment Advisors, Inc. (Fort Washington) to W&S Operating. Fort Washington remains a wholly owned subsidiary of Western & Southern as Western & Southern is the sole member of W&S Operating. The Western and Southern Life Insurance Company is a wholly owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly-owned subsidiary of Western-Southern Mutual Holding Company. Ms. McGruder may be deemed to be an affiliate of Fort Washington Investment Advisors, Inc.

PORTFOLIO MANAGERS

The following charts list the Funds' portfolio managers, the number of their other managed accounts per investment category, the total assets in each category of managed accounts and the beneficial ownership in the Fund(s) managed at the end of the March 31, 2010 fiscal year. Listed below the charts is (i) a description of accounts managed where the advisory fee is based on the performance of the account, if any, (ii) a description of the portfolio managers' compensation structure as of March 31, 2010, and (iii) a description of any material conflicts that may arise in connection with the portfolio manager's management of the Fund's investments and the investments of the other accounts included in the chart and any material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager as of March 31, 2010.

MID CAP GROWTH FUND - WESTFIELD CAPITAL MANAGEMENT COMPANY, LP

                             OTHER ACCOUNTS MANAGED
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER                  TYPE OF ACCOUNT         NUMBER OF     TOTAL                  BENEFICIAL OWNERSHIP
                                                           ACCOUNTS      ASSETS IN              IN FUND
                                                                         ACCOUNTS
----------------------------------------------------------------------------------------------------------------------
William Muggia               Registered Investment              9        $2.1 Billion           None
                             Companies
----------------------------------------------------------------------------------------------------------------------
                             Other Pooled Investment            15       $762.6 Million
                             Vehicles
----------------------------------------------------------------------------------------------------------------------
                             Other Accounts                    587       $9.6 Billion
----------------------------------------------------------------------------------------------------------------------

ACCOUNTS WHERE ADVISORY FEE IS BASED ON THE ACCOUNT'S PERFORMANCE. Westfield's Investment Committee manages 15 Other Accounts where the advisory fee is based partially on performance. The total assets in the 15 other accounts are $790.2 million. Additionally, Mr. Muggia is the manager of five pooled investment vehicles (limited partnerships) where the advisory fee is based either in part or fully on the performance of the account. The total assets in these vehicles are $304.8 million.

COMPENSATION STRUCTURE. Members of the Investment Committee may be eligible to receive various components of compensation:

      o Investment Committee members receive a base salary commensurate with industry standards. This salary is reviewed annually during the employee's performance assessment.

      o Investment Committee members also receive a performance based bonus award. This bonus award is determined and paid in December. The amount awarded is based on the employee's individual performance attribution and overall contribution to the investment performance of Westfield. While the current calendar year is a primary focus, a rolling three year attribution summary is also considered when determining the bonus award.

      o Investment Committee members may be eligible to receive equity interests in the future profits of Westfield. Individual awards are typically determined by a member's overall performance within the firm, including contribution to company strategy, participation in marketing and client service initiatives, as well as longevity at the firm. The key members of Westfield's management team who received equity interests in the firm enter into agreements restricting post-employment competition and solicitation of clients or employees of Westfield. This compensation is in addition to the base salary and performance based bonus. Equity interest grants typically vest over five years.

Additionally, Mr. Muggia is entitled to receive a portion of any performance fees earned on accounts, for which he serves as sole discretionary manager, which have a portion of their advisory fee based on performance. Mr. Muggia is also granted discretion to award a portion of any performance fees earned by such accounts to any member of Westfield.

CONFLICTS OF INTEREST. The management of multiple accounts may result in the Investment Committee (the "IC") allocating unequal attention and time to the management of each account if each has different objectives, benchmarks, time horizons and fees as the IC must allocate their time and investment ideas across multiple accounts

From time to time, the same securities may be recommended for accounts that incorporate a performance fee and those that do not. If this is the case, the securities are allocated in a manner Westfield believes to be fair and equitable to all effected accounts. Although Westfield seeks best execution for security transactions, a potential conflict can exist in determining which broker to use to execute transaction orders because Westfield may be limited by a client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. To fulfill our obligation to seek best execution, while satisfying client directed brokerage arrangements, Westfield may bundle directed broker orders with non-directed broker orders, and then utilize step out trades to satisfy the direction. If a client directed brokerage arrangement does not allow the use of step-out trades, such orders will typically go last.

In selecting a broker to execute a transaction for a client account, Westfield may take into account services or benefits provided to Westfield by the broker (or by any other party pursuant to an arrangement with the broker), only when all of the following conditions are satisfied:

1.    Westfield is exercising investment discretion in the transaction.

2.    The client obtains best execution.

3. The only compensation to the broker for executing the transaction is a disclosed commission. (That is, the broker is not dealing out of inventory, acting as a market maker in the security or otherwise charging an undisclosed markup or spread).

4. Westfield has determined, in good faith, that the amount of commission on the transaction is reasonable in relation to the value of the research services provided by the broker, viewed in terms of either that transaction or Westfield's overall responsibilities to its discretionary client accounts.

Westfield's Portfolio Strategist serves as the control person, with oversight by the Chief Investment Officer and Chief Compliance Officer, for commission allocation and the review, approval, and hiring of research services. The IC discusses research services quarterly to ensure we are extracting the most value from the services to which we subscribe. The IC reviews and approves research services prior to the hiring of such services.

Mr. Matthew Strobeck, Partner, is a member of the Board of Directors of Metabolix, Inc. (Ticker Symbol: MBLX), a biotech company that held its initial public offering in November 2006, and Collegium Pharmaceutical, Inc., a privately held pharmaceutical company. Due to trading restrictions imposed by the issuers, only certain client accounts hold these securities. Collegium securities were acquired in private offerings but they can not be publicly traded since they are private investments. Securities of Metabolix were initially acquired in private placements prior to the company's initial public offering. With the exception of client directed events such as liquidation or contributions, dispersion analysis, or portfolio rebalancing, Westfield trades Metabolix securities only during specified time periods ("trading windows") defined by Metabolix's trading window/blackout policy. Typically, these trading windows occur quarterly, and begin on the third business day after Metabolix's issuance of a press release (or other method of public dissemination) announcing its quarterly or annual earnings and end on the 15th day before the end of the then current quarter. Westfield will be notified by, or receive confirmation from, Metabolix of the opening and closing of the trading windows prior to purchasing or selling Metabolix securities.

Personal securities transactions will raise potential conflicts of interests. Westfield employees' personal trading activities are regulated by the firm's Code of Ethics and monitored by Compliance. The same trading windows described above apply to Metabolix transactions in Westfield employees' personal investment accounts.

LARGE CAP GROWTH FUND - NAVELLIER & ASSOCIATES, INC.

                             OTHER ACCOUNTS MANAGED
-----------------------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER                 TYPE OF ACCOUNT          NUMBER OF        TOTAL                BENEFICIAL OWNERSHIP
                                                           ACCOUNTS         ASSETS IN            IN FUND
                                                                            ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------
Louis Navellier           Registered Investment Companies         2         $48 Million          $500,001-$1,000,000
-----------------------------------------------------------------------------------------------------------------------
                          Other Pooled Investment                 0         $0
                          Vehicles
-----------------------------------------------------------------------------------------------------------------------
                          Other Accounts                        4,403       $1.66 Billion
-----------------------------------------------------------------------------------------------------------------------
Shawn Price               Registered Investment Companies         1         $12 Million          $100,001-$500,000
-----------------------------------------------------------------------------------------------------------------------
                          Other Pooled Investment                 0         $0
                          Vehicles
-----------------------------------------------------------------------------------------------------------------------
                          Other Accounts                        3,893       $1.51 Billion
-----------------------------------------------------------------------------------------------------------------------

ACCOUNTS WHERE ADVISORY FEE IS BASED ON THE ACCOUNT'S PERFORMANCE. Mr. Navellier manages 71 other accounts where the advisory fee is based on the performance of the account. The total assets in these accounts are $23.99 million. Mr. Price manages 19 other accounts where the advisory fee is based on the performance of the account. The total assets in these accounts are $6.71 million.

COMPENSATION STRUCTURE. Portfolio managers receive a fixed base salary and incentive compensation. Incentive compensation is based upon the asset growth of the portfolio(s) for which they are responsible. Incentive compensation is based upon reaching certain asset levels and is measured on a quarterly basis. Incentive compensation is paid as a percentage of the management fees received from those portfolios for which the portfolio manager is directly responsible. Portfolio managers are eligible to participate in Navellier's stock ownership program. Stock is granted to key employees dependent upon various measures such as asset growth and performance.

CONFLICTS OF INTEREST. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager has a greater financial incentive, such as a pooled investment vehicle or other account with a performance based fee. Navellier manages separate managed accounts that conform to the same investment model as the Fund; however a portfolio manager is not compensated differently on other account types. Additionally, the portfolio manager issues orders to buy and sell securities to Navellier's Trading Department and does not give specific instructions as to whether a particular account should receive priority in the trading process.

GROWTH OPPORTUNITIES FUND - WESTFIELD CAPITAL MANAGEMENT COMPANY, L.P.

                             OTHER ACCOUNTS MANAGED
-----------------------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER                  TYPE OF ACCOUNT         NUMBER OF     TOTAL                  BENEFICIAL OWNERSHIP
                                                           ACCOUNTS      ASSETS IN              IN FUND
                                                                         ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------
William Muggia              Registered Investment               9        $2.5 Billion           None
                            Companies
-----------------------------------------------------------------------------------------------------------------------
                            Other Pooled Investment             15       $762.6 Million
                            Vehicles
-----------------------------------------------------------------------------------------------------------------------
                            Other Accounts                     587       $9.6 Billion
-----------------------------------------------------------------------------------------------------------------------

ACCOUNTS WHERE ADVISORY FEE IS BASED ON THE ACCOUNT'S PERFORMANCE. See description under "Mid Cap Growth Fund (Westfield)."

COMPENSATION STRUCTURE. See description under "Mid Cap Growth Fund (Westfield)."

CONFLICTS OF INTEREST. See description under "Mid Cap Growth Fund (Westfield)."

DIVERSIFIED SMALL CAP GROWTH FUND - FORT WASHINGTON INVESTMENT ADVISORS, INC.

                             OTHER ACCOUNTS MANAGED

-----------------------------------------------------------------------------------------------------------------------
                                     TYPE OF               NUMBER OF              TOTAL            BENEFICIAL OWNERSHIP
PORTFOLIO MANAGER                    ACCOUNT               ACCOUNTS             ASSETS IN          IN FUND
                                                                                ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------
Richard R. Jandrain     Registered Investment Companies          1        $138.6 Million           $100,001-$500,000
III
---------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles         0        0
---------------------------------------------------------------------------------------------------
                        Other Accounts                          14        $778.6 Million
-----------------------------------------------------------------------------------------------------------------------
Daniel J. Kapusta       Registered Investment Companies          1        $138.6 Million           $100,001-$500,000
---------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles         0        0
---------------------------------------------------------------------------------------------------
                        Other Accounts                          14        $778.6 Million
-----------------------------------------------------------------------------------------------------------------------
David K. Robinson       Registered Investment Companies          1        $138.6 Million            $50,001-$100,000
---------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles         0        0
---------------------------------------------------------------------------------------------------
                        Other Accounts                          14        $778.6 Million
-----------------------------------------------------------------------------------------------------------------------
Bihag Patel             Registered Investment Companies          1        $138.6 Million           $10,001 - $50,000
---------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles         0        0
---------------------------------------------------------------------------------------------------
                        Other Accounts                          14        $778.6 Million
-----------------------------------------------------------------------------------------------------------------------

ACCOUNTS WHERE ADVISORY FEE IS BASED ON THE ACCOUNT'S PERFORMANCE.  None

COMPENSATION STRUCTURE. All of Fort Washington's portfolio managers receive a fixed base salary and annual performance bonuses. Bonuses are based primarily on the overall performance of Fort Washington as well as the pre-tax performance (relative to the appropriate benchmark) of their respective asset category over a one-year and a three-year time horizon. Secondarily, portfolio managers are also assessed on their ability to retain clients and attract new clients. Additionally a long-term retention plan was instituted in 2000, whereby certain investment professionals are periodically granted participation units with a 7-year cliff vesting schedule. The structure includes long-term vesting provisions. The percentage of compensation allocated to performance bonuses, asset-increase incentives and long-term incentive compensation is determined annually by the firm's President and approved by the Board of Directors.

CONFLICTS OF INTEREST. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). This would include devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad array of accounts and incentive to allocate opportunities to an account where the portfolio manager has a greater financial incentive, such as allocation opportunities for performance based accounts. Fort Washington has adopted policies and procedures to address such conflicts.

PROXY VOTING PROCEDURES

The Funds have adopted the Sub-Advisors' policies and procedures for voting proxies relating to portfolio securities held by the Funds, including procedures used when a vote presents a conflict between the interests of a Fund's shareholders and those of the Sub-Advisor or its affiliates. Information about how the Funds voted proxies relating to their portfolio securities during the most recent year ending June 30 is available by August 31st of that year without charge, upon request, by calling toll-free 1-800-543-0407 and on the SEC website at http://www.sec.gov and on the Touchstone website at www.touchstoneinvestments.com. Listed below is a summary of the Sub-Advisors' proxy voting procedures:

WESTFIELD CAPITAL MANAGEMENT COMPANY, L.P. (MID CAP GROWTH FUND AND GROWTH OPPORTUNITIES FUND) Westfield's policy is to vote all proxies in the best interest of the Funds in accordance with its fiduciary obligations and applicable law. Westfield has contracted with Glass Lewis & Co. to assist in the proxy voting process, as well as to provide corporate governance research. Westfield utilizes the Glass Lewis Viewpoint Proxy platform to manage and maintain documentation to substantiate the manner in which Westfield votes. Westfield maintains written voting guidelines that are available on its website (www.westfieldcapital.com). These guidelines set forth the voting positions on issues believed most likely to arise day to day. Such issues include board-approved proposals (election of directors, executive compensation, capitalization, acquisitions, mergers, reorganizations and anti-takeover measures) and shareholder proposals. Westfield will vote proxies in accordance with the written guidelines, unless the Westfield security analyst covering the company believes that following the guidelines would not be in the Funds' best interests.

If a conflict of interest should arise when voting proxies of an issuer that has a significant business relationship with Westfield, Westfield will vote proxies based solely on the investment merits of the proposal.

NAVELLIER & ASSOCIATES, INC. (LARGE CAP GROWTH FUND) Navellier's proxy voting policies and procedures are designed to ensure that proxies are voted in an appropriate manner. In the absence of specific voting guidelines from the Fund, Navellier will vote proxies in a manner that is in the best interests of the Fund, which may result in different voting results for proxies for the same issuer. Navellier shall consider only those factors that relate to the Fund's investment or dictated by the Fund's written instructions, including how its vote will economically impact and affect the value of the Fund's investment (keeping in mind that, after conducting an appropriate cost-benefit analysis, not voting at all on a presented proposal may be in the best interest of the
Fund). Navellier has adopted specific voting policies for voting proxies with respect to routine issues, such as board of directors, reclassification of common stock and independent auditors. Navellier has adopted specific voting policies for voting non-routine issues, such as mergers and anti-greenmail provisions. The following are examples of Navellier's policies on specific matters involving routine and non-routine issues:

      o Navellier will generally vote for the election of directors (where no corporate governance issues are implicated).

      o Navellier will generally vote for proposals that maintain or increase the rights of shareholders.

      o Navellier will generally vote for management proposals for merger or reorganization if the transaction appears to offer fair value.

If the proxy includes a routine item that implicates corporate governance changes, a non-routine item where no specific policy applies or a conflict of interest where no specific policy applies, Navellier may engage Risk Metrics to determine how the proxies should be voted. If an actual or potential conflict is found to exist, written notification of the conflict will be given to the Fund describing Navellier's vote recommendation or requesting the Fund to vote the proxy directly. If the Fund has not responded before the response deadline, Navellier may engage a non-interested party to independently review Navellier's vote recommendation if the vote is in favor of Navellier's interest, cast its vote as recommended if the vote is against Navellier's interest or abstain from voting if Navellier determines this to be in the best interest of the Fund.

FORT WASHINGTON INVESTMENT ADVISORS, INC. (DIVERSIFIED SMALL CAP GROWTH FUND) Fort Washington's policy is to vote proxies in the best interests of the Fund at all times. Fort Washington has adopted procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of the Fund in accordance with its fiduciary duties and SEC rules governing investment advisers. Reflecting a basic investment philosophy that good management is shareholder focused, proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders. Specifically, proxy votes generally will be cast in favor of proposals that:

      o maintain or strengthen the shared interests of stockholders and management;

      o     increase shareholder value; and

      o     maintain or increase shareholder rights generally.

Proxy votes will generally be cast against proposals having the opposite effect of the above. Where Fort Washington perceives that a management proposal, if approved, would tend to limit or reduce the market value of the company's securities, it will generally vote against it. Fort Washington generally supports shareholder rights and recapitalization measures undertaken unilaterally by boards of directors properly exercising their responsibilities and authority, unless such measures could have the effect of reducing shareholder rights or potential shareholder value. In cases where shareholder proposals challenge such actions, Fort Washington's voting position will generally favor not interfering with the directors' proper function in the interest of all shareholders.

Fort Washington may delegate its responsibilities under its proxy voting procedures to a third party, provided that Fort Washington retains final authority and fiduciary responsibility for proxy voting. Fort Washington has retained RiskMetrics to assist it in the proxy voting process and will use RiskMetrics' proxy voting guidelines as a resource in its proxy voting.

Fort Washington will review each proxy to assess the extent, if any, to which there may be a material conflict between it and the interests of the Fund. If Fort Washington determines that a potential conflict may exist, it will be reported to the Proxy Voting Committee. The Proxy Voting Committee is authorized to resolve any conflict in a manner that is in the collective best interests of the Fund (excluding a potential conflict). The Proxy Voting Committee may resolve a potential conflict in any of the following manners:

      o If the proposal is specifically addressed in the proxy voting procedures, Fort Washington may vote the proxy in accordance with these policies, provided that such pre-determined policy involves little discretion on Fort Washington's part;

      o Fort Washington may engage an independent third party to determine how the proxy should be voted;

      o Fort Washington may establish an ethical wall or other informational barriers between the person involved in the potential conflict and the persons making the voting decision in order to insulate the potential conflict from the decision maker.

THE DISTRIBUTOR

Touchstone Securities, Inc. (the "Distributor"), and the Trust are parties to a distribution agreement ("Distribution Agreement") with respect to the Funds. The Distributor's principal place of business is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202. The Distributor is the principal underwriter of the Funds and is a registered broker-dealer, and an affiliate of the Advisor by reason of common ownership. The Distributor is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis. The Distributor currently allows concessions to dealers who sell shares of the Funds. The Distributor receives that portion of the sales charge that is not reallowed to dealers who sell shares of a Fund. The Distributor retains the entire sales charge on all direct initial investments in a Fund and on all investments in accounts with no designated dealer of record.

For the fiscal year ended March 31, 2010, the aggregate underwriting commissions on sales of the Trust's shares were $556,317 of which the Distributor paid $364,904 to unaffiliated broker-dealers in the selling network, earned $110,838 as a broker-dealer in the selling network and retained $80,575 in underwriting commissions.

For the fiscal year ended March 31, 2009, the aggregate underwriting commissions on sales of the Trust's shares were $1,342,012 of which the Distributor paid $1,017,131 to unaffiliated broker-dealers in the selling network, earned $127,120 as a broker-dealer in the selling network and retained $197,761 in underwriting commissions.

For the fiscal year ended March 31, 2008, the aggregate underwriting commissions on sales of the Trust's shares were $1,755,363 of which the Distributor paid $1,321,561 to unaffiliated broker-dealers in the selling network, earned $187,652 as a broker-dealer in the selling network and retained $246,151 in underwriting commissions.

The Distributor retains the contingent deferred sales charge on redemptions of shares of the Funds that are subject to a contingent deferred sales charge.

For the fiscal year ended March 31, 2010, the Distributor collected $108, $53,812, $30,714 and $221 of contingent deferred sales charges on redemptions of Class B and Class C shares of the Growth Opportunities Fund, Large Cap Growth Fund, Mid Cap Growth Fund and Diversified Small Cap Growth Fund, respectively.

For the fiscal year ended March 31, 2009, the Distributor collected $2,559, $96,767, $99,146 and $71 of contingent deferred sales charges on redemptions of Class B and Class C shares of the Growth Opportunities Fund, Large Cap Growth Fund, Mid Cap Growth Fund and Diversified Small Cap Growth Fund, respectively.

For the fiscal year ended March 31, 2008, the Distributor collected $4,542, $79,995, $121,083 and $5 of contingent deferred sales charges on redemptions of Class B and Class C shares of the Growth Opportunities Fund, Large Cap Growth Fund, Mid Cap Growth Fund and Diversified Small Cap Growth Fund, respectively.

Ms. McGruder may be deemed to be an affiliate of the Distributor because she is a Director of the Distributor and an officer of affiliates of the Distributor. Ms. McGruder, by reason of such affiliation, may directly or indirectly be deemed to receive benefits from the underwriting fees paid to the Distributor.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

The Distributor may from time to time pay from its own resources cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Funds and/or other funds in the Touchstone Funds during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events. The Advisor, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities. The Advisor may also reimburse the Distributor for making these payments.

The Distributor, at its expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Touchstone Funds. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority ("FINRA").

The Distributor makes payments for entertainment events they deem appropriate, subject to Touchstone Securities' guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship. As of June 30, 2010, the Distributor anticipates that the following broker-dealers or their affiliates will receive additional payments as described in the fund's prospectuses and statement of additional information:

-----------------------------------------------------
NAME OF BROKER-DEALER
-----------------------------------------------------
American Enterprise Investment Services, Inc.
-----------------------------------------------------
First Clearing, LLC
-----------------------------------------------------
Janney Montgomery Scott LLC.
-----------------------------------------------------
LPL Financial Corporation
-----------------------------------------------------
Merrill Lynch Pierce Fenner & Smith, Inc
-----------------------------------------------------
Morgan Stanley DW, Inc.
-----------------------------------------------------
Morgan Stanley Smith Barney LLC (formerly Citigroup)
-----------------------------------------------------
Pershing LLC
-----------------------------------------------------
Raymond James & Associates, Inc.
-----------------------------------------------------
RBC Capital Markets Corporation
-----------------------------------------------------
UBS Financial Services, Inc.
-----------------------------------------------------

The Distributor is motivated to make the payments described above because they promote the sale of Fund shares and the retention of those investments by clients of financial advisers. To the extent financial advisers sell more shares of the Funds or retain shares of the Funds in their clients' accounts, the Advisor benefits from the incremental management and other fees paid to the Advisor by the Funds with respect to those assets.

Your financial adviser may charge you additional fees or commissions other than those disclosed in the SAI. You can ask your financial adviser about any payments it receives from the Distributor or the Funds, as well as about fees and/or commissions it charges. You should consult disclosures made by your financial adviser at the time of purchase.

The Funds may compensate dealers, including the Distributor and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account. See "Distribution Plans" below.

DISTRIBUTION PLANS

CLASS A SHARES. The Funds have adopted a plan of distribution (the "Class A Plan") pursuant to Rule 12b-1 under the 1940 Act which permits a Fund to pay for expenses incurred in the distribution and promotion of its shares, including but not limited to, the printing of prospectuses, SAIs, and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Distributor. The Class A Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of Class A shares of a Fund. Unreimbursed expenses will not be carried over from year to year.

For the fiscal period ended March 31, 2010, the aggregate distribution-related expenditures of the Growth Opportunities Fund, the Mid Cap Growth Fund, the Large Cap Growth Fund and the Diversified Small Cap Growth Fund under the Class A Plan were $60,324, $1,318,061, $975,560 and $27,029, respectively. Payments were to broker-dealers and others for advertising, printing and mailing, asset growth and retention and other expenses.

CLASS B SHARES. The Mid Cap Growth Fund and the Large Cap Growth Fund have also adopted a plan of distribution (the "Class B Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to its Class B shares. The Class B Plan provides for two categories of payments. First, the Class B Plan provides for the payment to the Distributor of an account maintenance fee, in an amount equal to an annual rate of .25% of the average daily net assets of the Class B shares, which may be paid to other dealers based on the average value of Class B shares owned by clients of such dealers. In addition, a Fund may pay up to an additional .75% per annum of the daily net assets of the Class B shares for expenses incurred in the distribution and promotion of the shares, including prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class B shares, costs of advertising and promotion and any other expenses related to the distribution of the Class B shares. Unreimbursed expenditures will not be carried over from year to year. A Fund may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class B shares owned by their clients, in addition to the .25% account maintenance fee described above.

For the fiscal year ended March 31, 2010, the aggregate distribution-related expenditures of the Mid Cap Growth Fund and the Large Cap Growth Fund under the Class B Plan were $334,476 and $153,545, respectively. Payments were to broker-dealers and others for advertising, printing and mailing, asset growth and retention and other expenses. The Class B shares of the Mid Cap Growth and Large Cap Growth Fund were closed to all purchases on February 2, 2009.

CLASS C SHARES. The Funds have also adopted a plan of distribution (the "Class C Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to their Class C shares. The Class C Plan provides for two categories of payments. First, the Class C Plan provides for the payment to the Distributor of an account maintenance fee, in an amount equal to an annual rate of .25% of the average daily net assets of the Class C shares, which may be paid to other dealers based on the average value of Class C shares owned by clients of such dealers. In addition, a Fund may pay up to an additional .75% per annum of the daily net assets of the Class C shares for expenses incurred in the distribution and promotion of the shares, including prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class C shares, costs of advertising and promotion and any other expenses related to the distribution of the Class C shares. Unreimbursed expenditures will not be carried over from year to year. The Funds may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above.

For the fiscal period ended March 31, 2010, the aggregate distribution-related expenditures of the Growth Opportunities Fund, the Mid Cap Growth Fund, the Large Cap Growth Fund and the Diversified Small Cap Growth Fund under the Class C Plan were $73,645, $1,996,997, $1,476,991 and $25,065, respectively. Payments were to broker-dealers and others for advertising, printing and mailing, asset growth and retention and other expenses.

GENERAL INFORMATION. Agreements implementing the Plans (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds' shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plans are made in accordance with written agreements. Some financial intermediaries charge fees in excess of the amounts available under the Plans, in which case the Advisor pays the additional fees.

The continuance of the Plans and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees who have no direct or indirect financial interest in the Plans or any Implementation Agreement at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund or the applicable class of a Fund. In the event a Plan is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for expenses incurred by the Distributor after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund (or the applicable class) on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plans should assist in the growth of the Funds, which will benefit each Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plans are in effect, all amounts spent by the Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of the Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

Jill T. McGruder, as an interested person of the Trust, may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreements.

SECURITIES TRANSACTIONS

Decisions to buy and sell securities for the Funds and the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by the Sub-Advisors and are subject to review by the Advisor and the Board of Trustees. In the purchase and sale of portfolio securities, the Sub-Advisor's primary objective will be to obtain the most favorable price and execution for a Fund, taking into account such factors as the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future.

Set forth below are the brokerage commissions paid by the Funds during their three most recent fiscal years (or periods):

--------------------------------------------------------------------------------
NAME OF FUND                         FISCAL PERIOD        COMMISSION AMOUNT
--------------------------------------------------------------------------------
Growth Opportunities Fund            4-1-09 - 3-31-10     $134,934
--------------------------------------------------------------------------------
Growth Opportunities Fund            4-1-08 - 3-31-09     $68,924
--------------------------------------------------------------------------------
Growth Opportunities Fund            4-1-07 - 3-31-08     $105,373
--------------------------------------------------------------------------------
Mid Cap Growth Fund                  4-1-09 - 3-31-10     $1,902,728
--------------------------------------------------------------------------------
Mid Cap Growth Fund                  4-1-08 - 3-31-09     $2,330,956
--------------------------------------------------------------------------------
Mid Cap Growth Fund                  4-1-07 - 3-31-08     $2,037,669
--------------------------------------------------------------------------------
Large Cap Growth Fund                4-1-09 - 3-31-10     $679,025
--------------------------------------------------------------------------------
Large Cap Growth Fund                4-1-08 - 3-31-09     $1,101,097
--------------------------------------------------------------------------------
Large Cap Growth Fund                4-1-07 - 3-31-08     $581,620
--------------------------------------------------------------------------------
Diversified Small Cap Growth Fund    4-1-09 - 3-31-10     $86,481
--------------------------------------------------------------------------------
Diversified Small Cap Growth Fund    4-1-08 - 3-31-09     $150,276
--------------------------------------------------------------------------------
Diversified Small Cap Growth Fund    4-1-07 - 3-31-08     $63,541
--------------------------------------------------------------------------------

The Large Cap Growth Fund's brokerage commissions decreased significantly from the previous year due to a decrease in the portfolio turnover.

Each Sub-Advisor is specifically authorized to pay a broker who provides research services to the Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker would have charged for effecting such transaction, in recognition of such additional research services rendered by the broker or dealer, but only if the Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Sub-Advisor's overall responsibilities with respect to discretionary accounts that it manages, and that the Fund derives or will derive a reasonably significant benefit from such research services.

During the fiscal year ended March 31, 2010, the amount of brokerage transactions and related commissions for the Funds directed to brokers due to research services provided were as follows:


                                   BROKERAGE TRANSACTIONS  BROKERAGE COMMISSIONS
FUND                               DIRECTED TO RESEARCH    FROM RESEARCH
--------------------------------------------------------------------------------
Growth Opportunities Fund          $457,797                $579
Mid Cap Growth Fund                $153,694,113            $306,937
Large Cap Growth Fund              $164,573,896            $131,248
Diversified Small Cap Growth Fund  $45,782,480             $15,719

Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and the Sub-Advisors, it is not possible to place a dollar value on it. Research services furnished by brokers through whom a Fund effects securities transactions may be used by the Sub-Advisor in servicing all of its accounts and not all such services may be used by the Sub-Advisor in connection with a Fund. The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Funds may effect securities transactions that are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. A Fund will not effect any brokerage transactions in its portfolio securities with an affiliated broker if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Affiliated broker-dealers of the Trust will not receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with other brokers. The Funds may direct transactions to certain brokers in order to reduce brokerage commissions through a commission recapture program offered by Frank Russell Securities, Inc.

In certain instances there may be securities that are suitable for a Fund as well as for one or more of the respective Sub-Advisor's other clients. Investment decisions for a Fund and for the Sub-Advisor's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. However, it is believed that the ability of a Fund to participate in volume transactions will produce better executions for the Fund.

Cowen & Company (formerly, C.G. Cowen) may have been deemed to be an affiliate of the Mid Cap Growth Fund because it was an affiliate of TCW, a former sub-advisor for the Fund, until May of 2010. Stifel Nicolaus & Co. Inc. may be deemed to be an affiliate of the Mid Cap Growth Fund because it is an affiliate of the Advisor. Listed below is information about the brokerage commissions paid to these affiliated brokers during the stated fiscal years.

MARCH 31, 2010 FISCAL YEAR

                                        Amount     Percentage of      Percentage of
                                          of       Aggregate          Aggregate
Broker           Fund                 Commissions  Commissions Paid   Transactions Effected
---------        ----                 -----------  ----------------   ---------------------
Cowen & Company  Mid Cap Growth Fund  $2,608       0.14%              0.10%

MARCH 31, 2009 FISCAL YEAR

                                        Amount     Percentage of      Percentage of
                                          of       Aggregate          Aggregate
Broker           Fund                 Commissions  Commissions Paid   Transactions Effected
---------        ----                 -----------  ----------------   ---------------------
Cowen & Company  Mid Cap Growth Fund  $21,388      0.92%              0.90%

MARCH 31, 2008 FISCAL YEAR

                                        Amount     Percentage of      Percentage of
                                          of       Aggregate          Aggregate
Broker           Fund                 Commissions  Commissions Paid   Transactions Effected
---------        ----                 -----------  ----------------   ---------------------
Stifel, Nicolaus
  & Co. Inc.     Mid Cap Growth Fund  $1,143       0.06%              0.03%
Cowen & Company  Mid Cap Growth Fund  $7,720       0.38%              0.31%

CODE OF ETHICS

The Trust, the Advisor, the Sub-Advisors and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits Fund personnel to invest in securities for their own accounts and may permit personnel to invest in securities that may be purchased by a Fund. The Code of Ethics adopted by each of the Trust, the Advisor, the Sub-Advisors and the Distributor is on public file with, and is available from, the SEC.

PORTFOLIO TURNOVER

A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. High turnover may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of commissions. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one-year period. The rate of portfolio turnover will depend upon market and other conditions, and will not be a limiting factor when the Sub-Advisor believes that portfolio changes are appropriate. A Fund may engage in active trading to achieve its investment goals and, as a result, may have substantial portfolio turnover.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Touchstone Funds have adopted policies and procedures for disclosing the Funds' portfolio holdings to any person requesting this information. These policies and procedures are monitored on an on-going basis by the Board of Trustees through periodic reporting by the Funds' Chief Compliance Officer. The Chief Compliance Officer will report any material violations immediately to the Board of Trustees and will report any immaterial violations to the Board at the next quarterly meeting. No compensation will be received by a Fund, the Advisor, or any other party in connection with the disclosure of information about portfolio securities.

The procedures prohibit the disclosure of portfolio holdings except under the following conditions:

      1)    A request made by a Sub-Advisor for a Fund (or that portion of a
            Fund) that it manages;

      2) A request by executive officers of the Advisor for routine oversight and management purposes;

      3) For use in preparing and distributing routine shareholder reports, including disclosure to the Funds' independent registered public accounting firm, typesetter and printer. Routine shareholder reports are filed as of the end of each calendar quarter with the SEC within 60 days after the quarter end and routine shareholder reports are distributed to shareholders within 60 days after the six-month period. The Funds provide their full holdings to their registered public accounting firm annually, as of the end of their fiscal year, within one to ten business days after fiscal year end. The Funds provide their full holdings to their typesetter at least 30 days after the end of the calendar quarter. The Funds provide their full holdings to their printer at least 45 days after the six-month period.

      o The Funds provide their top ten holdings on their publicly available website and to market data agencies monthly, as of the end of a calendar month, at least seven business days after month end.

      o The Funds provide their full holdings on their publicly available website, and to market data agencies, their typesetter and printer, quarterly, as of the end of a calendar quarter, at least fifteen days after quarter end.

You may access the public website at www.TouchstoneInvestments.com.

Employees of Touchstone Investments and the Funds' Sub-Advisors that are access persons under the Funds' Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics. In addition, custodians of the Funds' assets and the Funds' accounting services agent, each of whose agreements contains a confidentiality provision, have access to the current Fund holdings on a daily basis.

The Chief Compliance Officer is authorized to determine whether disclosure of a Fund's portfolio securities is for a legitimate business purpose and is in the best interests of the Fund and its shareholders. Any conflict between the interests of shareholders and the interests of the Advisor, the Distributor, or any affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE

The share price or net asset value ("NAV") and the public offering price (NAV plus applicable sales load) of shares of the Funds are normally determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m. eastern time), each day the Trust is open for business. The Trust is open for business every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days when there is sufficient trading in a Fund's portfolio securities that its NAV might be materially affected. If a Fund holds foreign securities, they may be primarily listed on foreign exchanges or traded in foreign markets that are open on days (such as Saturdays and U.S. holidays) when the New York Stock Exchange is not open for business. As a result the NAV of a Fund holding foreign securities may be significantly affected by trading on days when the Trust is not open for business. For a description of the methods used to determine the share price and public offering price, see "Pricing of Fund Shares" in the Prospectuses.

Securities held by a Fund that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees. Any debt securities held by a Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities. If a Fund holds foreign securities, it may invest in foreign securities traded on markets that close prior to the time the Fund determines its NAV. The Funds may use fair value pricing if the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation. The Funds may also use fair value pricing if the value of a security has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets on which the security is traded. The Funds may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading. The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. With respect to any portion of a Fund's assets that is invested in other mutual funds, that portion of the Fund's NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

CHOOSING A SHARE CLASS

Each Fund offers the following classes of shares.

--------------------------------------------------------------------------------------------
                                      CLASS A  CLASS B*  CLASS C  CLASS Y** INSTITUTIONAL
--------------------------------------------------------------------------------------------
Diversified Small Cap Growth Fund     X                  X        X
--------------------------------------------------------------------------------------------
Growth Opportunities Fund             X                  X        X         X
--------------------------------------------------------------------------------------------
Large Cap Growth Fund                 X        X         X        X
--------------------------------------------------------------------------------------------
Mid Cap Growth Fund                   X        X         X        X
--------------------------------------------------------------------------------------------

*     The Class B shares were closed to all purchases on February 2, 2009.

**    Prior to November 20, 2006, Class Y shares were named "Class I" shares.

Each class represents an interest in the same portfolio of investments and has the same rights, but differs primarily in sales charges, distribution expense amounts and shareholder features. Before choosing a class, you should consider the following factors, as well as any other relevant facts and circumstances.

The decision as to which class of shares is more beneficial to you depends on the amount of your investment, the intended length of your investment and the quality and scope of the value-added services provided by financial advisors who may work with a particular sales load structure as compensation for their services. If you qualify for reduced front-end sales charges or, in the case of purchases of $1 million or more, no initial sales charge, you may find Class A shares attractive. Moreover, Class A shares are subject to lower ongoing expenses than Class C shares over the term of the investment. As an alternative, Class C shares are sold without an initial sales charge so the entire purchase price is immediately invested in a Fund. Any investment return on these investments may be partially or wholly offset by the higher annual expenses. However, because a Fund's future returns cannot be predicted, there can be no assurance that this would be the case. If your initial investment in the Growth Opportunities Fund is $500,000 or more, you may find Institutional shares attractive since Institutional shares are sold without a sales charge or 12b-1 distribution fee. However, if you purchased your Institutional shares through an asset allocation program offered by your financial advisor, you must pay your financial advisor an annual fee and meet the financial advisor's minimum investment requirements in order to participate in the asset allocation program offered by your financial advisor.

When determining which class of shares to purchase, you may want to consider the services provided by your financial advisor and the compensation provided to these financial advisors under each share class. The Distributor works with many financial advisors throughout the country that may provide assistance to you through ongoing education, asset allocation programs, personalized financial planning reviews or other services vital to your long-term success. Touchstone believes these value-added services can benefit you through market cycles.

Finally, you should consider the effect of the contingent deferred sales charge ("CDSC") and any conversion rights of each class in the context of your investment timeline. For example, Class C shares are generally subject to a significantly lower CDSC upon redemption than Class B shares, however, unlike Class B shares, they do not convert to Class A shares after a stated period of time. Class C shares, therefore, are subject to a 1.00% annual 12b-1 fee for an indefinite period of time, while Class B shares will convert to Class A shares after approximately eight years and will be subject to only a .25% annual 12b-1 fee. Thus, Class B shares may be more attractive than Class C shares if you have a longer-term investment outlook. On the other hand, if you are unsure of the length of time you intend to invest or the conversion feature is not attractive to you, you may wish to elect Class C shares.

THE CHART BELOW SHOW SALES CHARGES, 12B-1 FEES AND CONVERSION FEATURES FOR EACH
CLASS:


CLASS          SALES CHARGE                                12B-1 FEE     CONVERSION FEATURE
-----------------------------------------------------------------------------------------------------
A              Maximum 5.75% initial sales charge          0.25%         None
               reduced for purchases of $50,000 and
               over; purchases of $1 million or more
               sold without an initial sales charge may
               be subject to a 1.00% CDSC if redeemed
               during 1st year and a commission was paid
               to an unaffiliated dealer

B              Maximum 5.00% CDSC during 1st year          1.00%         Class B Shares automatically
               that decreases incrementally and is                       convert to Class A shares
               0 after 6 years                                           after approximately 8 years

C              1.00% CDSC during 1st year                  1.00%         None

Y              None                                        None          None

Institutional  None                                        None          None
-----------------------------------------------------------------------------------------------------

CLASS A SHARES. Class A shares are sold at NAV plus an initial sales charge as shown in the table below. In some cases, reduced or waived initial sales charges for the purchase of Class A shares may be available, as described below. Class A shares are also subject to an annual 12b-1 distribution fee of up to .25% of a Fund's average daily net assets allocable to Class A shares

                                   Sales           Sales         Dealer
                                   Charge as       Charge as %   Reallowance
                                   % of Offering   of Net Amount as % of Net
                                   Price           Invested      Amount Invested
                                   -----           --------      ---------------
Less than $50,000                  5.75%           6.10%         5.00%
$50,000 but less than $100,000     4.50%           4.71%         3.75%
$100,000 but less than $250,000    3.50%           3.63%         2.75%
$250,000 but less than $500,000    2.95%           3.04%         2.25%
$500,000 but less than $1,000,000  2.25%           2.30%         1.75%
$1,000,000 or more                 None            None          None

For initial purchases of Class A shares of $1 million or more and subsequent purchases further increasing the size of the account, participating unaffiliated dealers may receive compensation of up to 1.00% of such purchases from the Distributor according to the following schedule:

Amount of Investment                               Dealer Fee
--------------------                               -----------
$1 million but less than $3 million                1.00%
$3 million but less than $5 million                0.75%
$5 million but less than $25 million               0.50%
$25 million or more                                0.25%

The Distributor does not have an annual reset for these fees. In determining a dealer's eligibility for such commission, purchases of Class A shares of the Funds may be aggregated with concurrent purchases of Class A shares of other Touchstone Funds. If a commission was paid to a participating unaffiliated dealer and the Class A shares are redeemed within a year of their purchase, a CDSC of 1.00% will be charged on the redemption. Dealers should contact the Distributor for more information on the calculation of the dealer's commission in the case of combined purchases.

An exchange from other Touchstone funds will not qualify for payment of the dealer's commission unless the exchange is from a Touchstone fund with assets as to which a dealer's commission or similar payment has not been previously paid. No commission will be paid if the purchase represents the reinvestment of a redemption from a Fund made during the previous twelve months. Redemptions of Class A shares may result in the imposition of a CDSC if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "CDSC for Certain Redemptions of Class A shares" below.

CLASS B SHARES. Effective February 2, 2009, Class B shares are no longer offered for purchase. Class B shares are subject to a CDSC if you redeem Class B shares within 6 years of their purchase. The CDSC will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the Class B shares being redeemed, or
(2) the NAV of such Class B shares being redeemed. A CDSC will not be imposed upon redemptions of Class B shares held for at least six years. The amount of sales charge will depend on how long you have held your shares, as set forth in the following table:

YEAR SINCE PURCHASE PAYMENT MADE         CDSC AS A % OF AMOUNT SUBJECT TO CHARGE
--------------------------------------------------------------------------------
       First                                     5.00%
       Second                                    4.00%
       Third                                     3.00%
       Fourth                                    2.00%
       Fifth                                     1.00%
       Sixth                                     1.00%
       Seventh and Thereafter*                   None

* Class B shares will automatically convert to Class A shares after they have been held for approximately 8 years.

Class B shares are subject to an annual 12b-1 fee of up to 1.00% of a Fund's average daily net assets allocable to Class B shares. The Distributor intends to pay a commission of 4.00% of the purchase amount to your broker at the time you purchase Class B shares.

CLASS C SHARES. Class C shares are sold at NAV, without an initial sales charge and are subject to a CDSC of 1.00% on redemptions of Class C shares made within one year of their purchase. The CDSC will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the Class C shares being redeemed, or (2) the NAV of such Class C shares being redeemed. A CDSC will not be imposed upon redemptions of Class C shares held for at least one year. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of a Fund's average daily net assets allocable to Class C shares. The Distributor intends to pay a commission of 1.00% of the purchase amount to your broker at the time you purchase Class C shares.

CLASS Y SHARES. Class Y shares are sold at NAV, without an initial sales charge and are not subject to a 12b-1 fee or CDSC. Class Y shares are offered through certain broker-dealers or financial institutions that have distribution agreements with the Distributor. These agreements are generally limited to discretionary managed, asset allocation, or wrap products offered by broker-dealers and financial institutions and may be subject to fees by the participating broker-dealer or financial institution.

INSTITUTIONAL SHARES. Institutional shares are sold at NAV, without an initial sales charge and are not subject to a 12b-1 fee or CDSC, but are subject to higher initial investment requirements than other classes of shares of a Fund. Institutional shares are offered through certain broker-dealers or financial institutions that have distribution agreements with the Distributor. These agreements are generally limited to discretionary managed, asset allocation, or wrap products offered by broker-dealers and financial institutions and may be subject to fees by the participating broker-dealer or financial institution. Institutional shares may also be purchased directly through the Distributor.

Class A and Class C shareholders who are eligible to invest in Class Y shares are eligible to exchange their Class A shares and/or Class C shares for Class Y shares of the same fund, if offered in their state and such an exchange can be accommodated by their financial institution. Class Y shares may be available through financial institutions that have appropriate selling agreements with Touchstone, or through "processing organizations" (e.g., mutual fund supermarkets) that purchase shares for their customers. No front end sales charges will apply to any such exchange, however, if the C share assets have been held less than 12 months and a 1% commission was paid to the broker at the time of purchase, a 1% CDSC will be assessed on the exchange transaction, which may be processed as a liquidation and a purchase. For federal income tax purposes, asset transfers between share classes of the same fund (even if processed as a liquidation and a purchase) are not expected to result in the realization by the investor of a capital gain or loss. There can be no assurance of any particular tax treatment, however, and you should consult with your tax advisor before entering into a share class exchange.


ADDITIONAL INFORMATION ON THE CDSC

The CDSC is waived under the following circumstances:

o Any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Distributor may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

o Redemptions from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the transfer agent receives your request. If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

o Redemptions from retirement plans qualified under Section 401 of the Internal Revenue Code. The CDSC will be waived for benefit payments made by Touchstone directly to plan participants. Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under Section 401(a)(9) of the Internal Revenue Code), in-service distributions, hardships, loans and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

o Redemptions that are mandatory withdrawals from a traditional IRA account after age 70 1/2.

GENERAL. All sales charges imposed on redemptions are paid to the Distributor. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

CDSC FOR CERTAIN REDEMPTIONS OF CLASS A SHARES. A CDSC is imposed upon certain redemptions of Class A shares of the Funds (or shares into which such Class A shares were exchanged) purchased at NAV in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Distributor and the shares are redeemed within one year from the date of purchase. The CDSC will be paid to the Distributor and will be equal to the commission percentage paid at the time of purchase as applied to the lesser of (1) the NAV at the time of purchase of the Class A shares being redeemed, or (2) the NAV of such Class A shares at the time of redemption. If a purchase of Class A shares is subject to the CDSC, you will be notified on the confirmation you receive for your purchase. Redemptions of such Class A shares of the Funds held for at least one year will not be subject to the CDSC.

EXAMPLES. The following example will illustrate the operation of the CDSC. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge. At the rate of 5.00%, the CDSC would be $200 for redemptions of Class B shares. At the rate of 1.00%, the CDSC would be $40 for redemptions of Class C shares. In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.


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

The following example will illustrate the operation of the CDSC for Class B shares. Assume that you open an account and purchase 1,000 shares at $10 per share and that twenty-eight months later the NAV per share is $14 and, during such time, you have acquired (a) 150 additional shares through reinvestment of distributions and (b) 500 shares through purchases at $11 per share during the second year. If at such time you should redeem 1,450 shares (proceeds of $20,300), 150 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 1,300 shares, the charge is applied only to the (a) original cost of $10 per share for the first 1,000 shares and not to the increase in NAV of $4 per share and (b) to the original cost of $11 per share for the next 300 shares and not to the increase in NAV of $3 per share. Therefore, $18,200 of the $20,300 redemption proceeds will pay the charge. The redemption of the first 1,000 shares is in the third year of the CDSC schedule and will be charged at the rate of 3.00%, or $300. The redemption of the next 300 shares is in the second year of the CDSC schedule and will be charged at the rate of 4.00%, or $132. After this transaction is completed, the account has 200 shares remaining with an initial purchase value of $11 per share and these shares are in the second year of the CDSC schedule.

OTHER PURCHASE AND REDEMPTION INFORMATION

WAIVER OF MINIMUM INVESTMENT REQUIREMENTS. The minimum and subsequent investment requirements for purchases in the Funds may not apply to:

1. Any director, officer or other employee (and their immediate family members, as defined below) of Western & Southern Life Insurance Company or any of its affiliates or any portfolio advisor or service provider to the Trust.

2. Any employee benefit plan that is provided administrative services by a third-party administrator that has entered into a special service arrangement with the Distributor.

The minimum investment waivers are not available for Institutional shares of the Funds.

WAIVER OF CLASS A SALES CHARGES. In addition to the categories of purchasers described in the prospectus from whom the sales charge on purchases of Class A shares of the Funds may be waived, Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

1. purchases into a Fund by any director, officer, employee (and their immediate family members, as defined below), or current separate account client of or referral by a Sub-Advisor to that particular Fund;

2. purchases by any director, officer or other employee (and their immediate family members, as defined below) of Western & Southern Financial Group or any of its affiliates; and

3. purchases by any employees of JPMorgan (formerly Integrated Investment Services, Inc.), who provide services for Touchstone Investments.

Exemptions must be qualified in advance by the Distributor. At the option of the Trust, the front-end sales charge may be included on purchases by such persons in the future.


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

Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law, and sister-in-law of a director, officer or employee. The term "employee" is deemed to include current and retired employees.

WAIVER OF LARGE CAP GROWTH FUND CLASS A SALES CHARGE FOR FORMER NAVELLIER SHAREHOLDERS. Effective October 6, 2003, sales charges do not apply to Class A shares of the Large Cap Growth Fund purchased by former shareholders of the Navellier Performance Large Cap Growth Portfolio who are purchasing additional shares for their account or opening new accounts in the Large Cap Growth Fund.

WAIVER OF CLASS A SALES CHARGE FOR FORMER CONSTELLATION SHAREHOLDERS. Shareholders who owned shares of the Touchstone Fund Group Trust as of November 17, 2006 who are purchasing additional shares for their accounts or opening new accounts in any Touchstone Fund are not subject to the frond-end sales charge for purchases of Class A Shares. If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

CLASS Y SHARES "GRANDFATHER" CLAUSE. New purchases of the Class Y shares are no longer available directly through Touchstone. Those shareholders who owned Class Y shares purchased directly through Touchstone prior to February 2, 2009 may continue to hold Class Y shares of the corresponding Fund(s). In addition, those shareholders may continue to make subsequent purchases into existing accounts of Class Y shares of the Fund(s) they owned prior to February 2, 2009.

PURCHASES IN KIND. Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to shares of common stock, provided the acquisition of such securities is consistent with the Fund's investment objectives and is otherwise acceptable to the Advisor. Before purchasing shares by tendering payment in kind, an investor is urged to consult with his, her or its tax advisor regarding the tax consequences of the transaction.

REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur costs upon converting such securities to cash including brokerage costs and federal income tax on the amount by which the fair market value of the securities converted into cash exceeds the basis of the Fund shares redeemed. Portfolio securities that are issued in an in-kind redemption will be readily marketable. The Trust has filed an irrevocable election with the SEC under Rule 18f-1 of the 1940 Act wherein the Funds are committed to pay redemptions in cash, rather than in kind, to any shareholder of record of a Fund who redeems during any ninety day period, the lesser of $250,000 or 1% of a Fund's NAV at the beginning of such period.

UNCASHED DISTRIBUTION CHECKS. If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment. In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.


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

FUND SHARES PURCHASED BY CHECK. We may delay paying your redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days. If you need your money sooner, you should purchase shares by bank wire.

LOW ACCOUNT BALANCES. If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone may sell your shares and send the proceeds to you. Touchstone will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

DIVIDENDS

Each Fund intends to distribute substantially all of its net investment income, if any. Dividends from a Fund's net investment income are declared and paid annually. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by a Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually.

A Fund's dividends and other distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Fund. A dividend or distribution paid by a Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend distribution. A dividend or distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income taxes.

A statement will be sent to you within 60 days after the end of each year detailing the tax status of your distributions. Please see "Taxes" below for more information on the federal income tax consequences of dividends and other distributions made by a Fund.

TAXES

The following discussion summarizes certain U.S. federal income tax considerations affecting the Funds and their shareholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of a Fund. The summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable U.S. Treasury Regulations promulgated thereunder (the "Regulations"), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive, and may affect the conclusions expressed herein. The summary applies only to beneficial owners of a Fund's shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of a Fund's shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding a Fund's shares through tax-advantaged accounts (such as an individual retirement account (an "IRA"), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding a Fund's shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. No Fund has requested nor will any Fund request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to shareholders of a Fund addresses only some of the federal income tax considerations generally affecting investments in such Fund. SHAREHOLDER ARE URGED AND ADVISED TO CONSULT THEIR OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF THE OWNERSHIP, PURCHASE AND DISPOSITION OF AN INVESTMENT IN THE FUND INCLUDING, BUT NOT LIMITED TO, THE APPLICABILITY OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AFFECTING THE PARTICULAR SHAREHOLDER OF SUCH FUND'S SHARES AND TO POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.


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

GENERAL. For federal tax purposes, each Fund is treated as a separate corporation. Each Fund has elected, and intends to continue to qualify for, taxation as a regulated investment company ("RIC") under the Code. By qualifying as a RIC, a Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders.

Shareholders should be aware that investments made by a Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by it without the concurrent receipt of cash. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below. Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by its governing documents and other regulatory restrictions, through borrowing the amounts required.

QUALIFICATION AS REGULATED INVESTMENT COMPANY. Qualification as a RIC under the Code requires, among other things, that: (a) each Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Qualifying Income Requirement"), and net income from certain qualified publicly traded partnerships; (b) each Fund diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more "qualified publicly traded partnerships"; and (c) each Fund distribute for each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than "net capital gain" as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividend paid); and (ii) 90% of its tax-exempt interest, if any, net of expenses allocable thereto.


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

The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the qualifying income requirement only if such gains are directly related to the principal business of a Fund in investing in stock or securities or options and futures with respect to stock or securities. To date, such regulations have not been issued.

As a RIC, a Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code's timing and other requirements at least 90% of its investment company taxable income and at least 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions ("net tax-exempt interest"). Each Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss). If a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of a Fund will be increased by the amount of undistributed net capital gain included in the shareholder's gross income and decreased by the federal income tax paid by such Fund on that amount of capital gain.

If for any taxable year a Fund fails to qualify as a RIC, it will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under the U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2011) and the dividends-received deduction for corporation shareholders.

EXCISE TAX. If a Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year), and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the "Excise Tax") on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. A Fund may in certain circumstances be required to liquidate its investments in order to make sufficient distributions to avoid Excise Tax liability at a time when an investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC. No assurances can be given that a Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, a Fund may choose to pay the Excise Tax as opposed to making an additional distribution.


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

CAPITAL LOSS CARRYFORWARDS. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. As of March 31, 2010, the following Funds had the following capital loss carryforwards for federal income tax purposes.

                                      AMOUNT         EXPIRATION DATE

Diversified Small Cap Growth Fund     $11,436,443    March 31, 2014
                                      $3,627,106     March 31, 2017
                                      $5,932,361     March 31, 2018

Growth Opportunities Fund             $21,887,780    March 31, 2011
                                      $17,098,132    March 31, 2012
                                      $1,976,702     March 31, 2013
                                      $3,131,509     March 31, 2017
                                      $766,520       March 31, 2018

Large Cap Growth Fund                 $26,177,120    March 31, 2015
                                      $41,526,594    March 31, 2017
                                      $270,375,659   March 31, 2018

Mid Cap Growth Fund                   $55,424,720    March 31, 2017
                                      $76,128,744    March 31, 2018

A Fund cannot carry back or carry forward any net operating losses.


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

ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT. A Fund may make investments in STRIPS, TRs, TIGRs, LYONs, CATS and other Zero Coupon securities that are treated as having acquisition discount, or original issue discount ("OID") (generally a debt obligation with a purchase price less than its principal amount). Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though it will not receive cash payments for such OID until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income. Inflation-indexed bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.

A debt security acquired in the secondary market may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount. Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received. Absent an election by a Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding such securities receives no interest payments in cash on such securities during the year.

Each Fund generally will be required to make distributions to shareholders representing the income accruing on the debt securities, described above, that is currently includable in income, even though cash representing such income may not have been received by such Fund. Cash to pay these distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by such Fund's governing documents, through borrowing. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions. Borrowing to fund any distribution also has tax implications, such as potentially creating unrelated business taxable income.

OPTIONS, FUTURES AND FORWARD CONTRACTS. The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by a Fund ("Section 1256 contracts"), other than contracts on which it has made a "mixed-straddle election", will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their market value on the last day of such Fund's taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require a Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.


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

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund's distributions to its shareholders. For example, the Section 1256 rules described above may operate to increase the amount a Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it. A Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call option written (sold) by a Fund expires such Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by a Fund is exercised, such Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

STRADDLES. Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which a Fund may invest. Offsetting positions held by a Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute "straddles." Straddles are defined to include offsetting positions in actively traded personal property. In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above. If a Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddle is governed by Section 1256, then such straddle could be characterized as a "mixed straddle." A Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the "wash sale" and "short sale" rules. As a result, the straddle rules could cause distributions that would otherwise constitute "qualified dividend income" to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income. Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.


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

In circumstances where a Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

SWAPS AND DERIVATIVES. As a result of entering into swap or derivative agreements, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap or derivative is terminated prior to maturity through an assignment of the swap, derivative or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap or derivative will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to a swap or derivative for more than one year). With respect to certain types of swaps or derivatives, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or derivatives or may elect under certain circumstances to mark such swaps or derivatives to market annually for tax purposes as ordinary income or loss.

Rules governing the tax aspects of swap or derivative agreements are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a RIC might be affected. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in swap agreements and certain derivatives.

CONSTRUCTIVE SALES. Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale will depend upon a Fund's holding period in the appreciated financial position. Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on a Fund's holding period and the application of various loss deferral provisions of the Code.

In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property by a Fund will be deemed a constructive sale. The foregoing will not apply, however, to a Fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and such Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is such Fund's risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

WASH SALES. A Fund may in certain circumstances be impacted by special rules relating to "wash sales." In general, the wash sale rules prevent the recognition of a loss by a Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

SHORT SALES. A Fund may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to its shareholders. Short sales also may be subject to the "Constructive Sales" rules, discussed above.

PASSIVE FOREIGN INVESTMENT COMPANIES. A Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company ("PFIC") or become a PFIC under the Code. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income. If a Fund acquires any equity interest in a PFIC, such Fund could be subject to federal income tax and interest charges on "excess distributions" received from the stock of the PFIC held by it or on any gain from the sale of such equity interest in the PFIC (collectively "PFIC income"), plus interest thereon even if such Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in such Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A Funds distributions of PFIC income will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC. Payment of this tax would therefore reduce a Fund's economic return from its investment in PFIC shares. To the extent a Fund invests in a PFIC, it may elect to treat the PFIC as a "qualified electing fund" ("QEF"), then instead of the tax and interest obligation described above on excess distributions, such Fund would be required to include in income each taxable year its pro rata share of the QEF's annual ordinary earnings and net capital gain. As a result of a QEF election, a Fund would likely have to distribute to its shareholders an amount equal to the QEF's annual ordinary earnings and net capital gain to satisfy the Code's minimum distribution requirement described herein and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to such Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

A Fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over such Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election. A Fund's adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. In either case, a Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the Code, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of such Fund's income. In some cases elections may be available that would alter this treatment, but such elections could be detrimental to a Fund by creating current recognition of income without the concurrent recognition of cash. If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed a Fund's investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years. The foreign currency income or loss will also increase or decrease a Fund's investment company income distributable to its shareholders.

FOREIGN TAXATION. Income received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund's total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, such Fund may file an election (the "pass-through election") with the IRS pursuant to which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Each shareholder will be notified within 60 days after the close of each Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income will flow through to shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal tax and alternative minimum tax.

DISTRIBUTIONS. Distributions paid out of a Fund's current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return. Distributions in excess of a Fund's current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then as capital gain.

For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions designated by a Fund as "capital gain dividends" (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of such Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.

Noncorporate shareholders of a Fund may be eligible for the 15% long-term capital gain rate applicable to distributions of "qualified dividend income" received by a Fund in taxable years beginning before January 1, 2011. A distribution from a Fund will be treated as qualified dividend income and therefore eligible for the 15% rate to the extent that the distributing Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met. A corporate shareholder of a Fund may be eligible for the dividends received deduction on such Fund's distributions attributable to dividends received by such Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.

Recent legislation will impose, beginning in 2013, a new 3.8% Medicare contribution tax on net investment income including interest, dividends, and capital gains of U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts.

Not later than 60 days after the close of each calendar year, each Fund will inform shareholders of the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. SHAREHOLDERS ARE URGED AND ADVISED TO CONSULT THEIR OWN TAX ADVISORS FOR MORE INFORMATION.

PURCHASES OF FUND SHARES. Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of shares of a Fund prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund's taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed is effectively a return of capital.

SALES, EXCHANGES OR REDEMPTIONS. Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder's holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. Any loss realized on a disposition will be disallowed under the "wash sale" rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

The 3.8% Medicare contribution tax (described above) will apply to gains from the sale or exchange of a Fund's shares.

BACKUP WITHHOLDING. Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification ("TIN") certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified such Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

STATE AND LOCAL TAXES. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit.

Many states grant tax-free status to dividends paid to shareholders from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in GNMA and Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Shareholders are urged and advised to consult their own tax advisors as to the state and local tax rules affecting investments in the Funds.

NON-U.S. SHAREHOLDERS. Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply and such distribution will be subject to the federal income tax, reporting and withholding requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund, capital gain dividends, and, with respect to taxable years beginning before January 1, 2010, short-term capital gain dividends, provided that such Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of such Fund constitute U.S. real property interests (USRPIs), as described below.

For taxable years beginning before January 1, 2010, non-U.S. shareholders are also exempt from federal income tax withholding on distributions designated by a Fund as interest-related dividends. Interest-related dividends are generally attributable to a RIC's net interest income earned on certain debt obligations and paid to non-U.S. shareholders. In order to qualify as an interest-related dividend a Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of its taxable year.

Distributions of a Fund when at least 50% of its assets are USRPIs, as defined in the Code and Treasury regulations, to the extent the distributions are attributable to gains from sales or exchanges of USRPIs (including gains on the sale or exchange of shares in certain "U.S. real property holding corporations") generally will cause a non-U.S. shareholder to treat such gain as income effectively connected to a trade or business within the United States, subject to tax at the graduated rates applicable to U.S. shareholders. Such distributions may be subject to U.S. withholding tax and may require the non-U.S. shareholder to file a U.S. federal income tax return.

Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by a Fund. The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder's country of residence or incorporation. In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing a Fund with a properly completed Form W-8BEN). ALL NON-U.S. SHAREHOLDERS ARE URGED AND ADVISED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE TAX CONSEQUENCES OF AN INVESTMENT IN A FUND.

TAX-EXEMPT SHAREHOLDERS. A tax-exempt shareholder could realize unrelated business taxable income ("UBTI") by virtue of its investment in a Fund due to such Fund's investments and if shares in such Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of Code
Section 514(b).

Any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

All tax-exempt shareholders are urged to consult their tax advisors as to the tax consequences of an investment in a Fund.

TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

SHAREHOLDERS ARE URGED AND ADVISED TO CONSULT THEIR OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF AN INVESTMENT IN A FUND INCLUDING, BUT NOT LIMITED TO, THE APPLICABILITY OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AFFECTING THE PARTICULAR SHAREHOLDER AND TO POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

PRINCIPAL SECURITY HOLDERS

As of July 7, 2010, the following shareholders owned of record or beneficially over 5% of the outstanding shares of a class of a Fund.

-----------------------------------------------------------------------------------------------------------------
FUND                                  SHAREHOLDER                                                 % OF CLASS
-----------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund -               Pershing LLC                                                  10.34%
Class A                               1 Pershing Plaza
                                      Jersey City, NJ 07399
-----------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund -               Prudential Investment Management                              10.30%
Class A                               100 Mulberry Street
                                      Newark, NJ 07102
-----------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund -               Fifth Third Bank  - Trustee                                   9.09%
Class A                               FBO Various Fascorp Record Kept Plans
                                      8515 E. Orchard 2T2 Centennial, CO
-----------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund -               Merrill Lynch, Pierce Fenner & Smith Incorporated             35.18%
Class B                               For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East Jacksonville, FL
-----------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund -               Merrill Lynch, Pierce Fenner & Smith Incorporated             47.75%
Class C                               For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East Jacksonville, FL
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund -               The Western & Southern Life Insurance Co.*                    14.54%
Class Y                               400 Broadway Cincinnati, OH
-----------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund -               Prudential Investment Management Service                      66.04%
Class Y                               100 Mulberry Street
                                      Newark, NJ 07102
-----------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund -               Merrill Lynch, Pierce Fenner & Smith Incorporated             9.83%
Class Y                               For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East Jacksonville, FL
-----------------------------------------------------------------------------------------------------------------
Growth  Opportunities Fund-Class C    Merrill Lynch, Pierce Fenner & Smith Incorporated             19.02%
                                      For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East Jacksonville, FL
-----------------------------------------------------------------------------------------------------------------
Growth  Opportunities Fund-Class Y    Charles Schwab & Co.                                          35.47%
                                      101 Montgomery St
                                      San Francisco, CA 94104
-----------------------------------------------------------------------------------------------------------------
Growth  Opportunities Fund-Class Y    Merrill Lynch, Pierce Fenner & Smith Incorporated             52.83%
                                      For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East Jacksonville, FL
-----------------------------------------------------------------------------------------------------------------
Growth  Opportunities                 Morgan Keegan Co. Inc.                                        16.12%
Fund-Institutional Shares             50 North Front Street
                                      Memphis, TN 38103
-----------------------------------------------------------------------------------------------------------------
Growth  Opportunities                 Charles Schwab & Co.                                          16.41%
Fund-Institutional Shares             101 Montgomery St
                                      San Francisco, CA 94104
-----------------------------------------------------------------------------------------------------------------
Growth  Opportunities                 Ventura County Community Foundation                           7.55%
Fund-Institutional Shares             1317 Del Norte Rd Suite 150
                                      Camarillo, CA 93010
-----------------------------------------------------------------------------------------------------------------
Growth  Opportunities                 UBS Financial Services Inc                                    38.95%
Fund-Institutional Shares             FBO Memorial Health
                                      17360 Brookhurst St
                                      Fountain Valley, CA 92708
-----------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund-Class A           Pershing LLC                                                  5.42%
                                      1 Pershing Plaza
                                      Jersey City, NJ 07399
-----------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund-Class A           Charles Schwab & Company, Inc.                                6.15%
                                      Mutual Funds - Special Custody
                                      101 Montgomery Street San Francisco, CA
-----------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund-Class B           Merrill Lynch, Pierce Fenner & Smith Incorporated             17.96%
                                      For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East Jacksonville, FL
-----------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund-Class B           Pershing LLC                                                  8.92%
                                      1 Pershing Plaza
                                      Jersey City, NJ 07399
-----------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund-Class C           Merrill Lynch, Pierce Fenner & Smith Incorporated             28.84%
                                      For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East Jacksonville, FL
-----------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund-Class C           Pershing LLC                                                  6.03%
                                      1 Pershing Plaza
                                      Jersey City, NJ 07399
-----------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund-Class Y           Merrill Lynch, Pierce Fenner & Smith Incorporated             84.17%
                                      For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East Jacksonville, FL
-----------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund-Class Y           Wilmington Trust Risc                                         5.33%
                                      FBO Tri-State Breeders
                                      PO Box 52129
                                      Phoenix, AZ 85072
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Diversified Small Cap Growth Fund     Fifth Third Bank  - Trustee                                   30.88%
-Class A                              FBO Various Fascorp Record Kept Plans
                                      8515 E. Orchard 2T2 Centennial, CO
-----------------------------------------------------------------------------------------------------------------
Diversified Small Cap Growth Fund     US Bank National                                              5.73%
-Class A                              1555 N Rivercenter Drive Suite 302
                                      Milwaukee, WI 53212
-----------------------------------------------------------------------------------------------------------------
Diversified Small Cap Growth Fund     Western & Southern Financial Group*                           24.81%
-Class Y                              400 Broadway Cincinnati, OH
-----------------------------------------------------------------------------------------------------------------
Diversified Small Cap Growth Fund     Prudential Investment Mutual Fund                             11.28%
-Class Y                              100 Mulberry Street
                                      Newark, NJ 07102
-----------------------------------------------------------------------------------------------------------------
Diversified Small Cap Growth Fund     Charles Schwab & Co.                                          40.38%
-Class Y                              101 Montgomery St
                                      San Francisco, CA 94104
-----------------------------------------------------------------------------------------------------------------
Diversified Small Cap Growth Fund     Dingle & Co                                                   6.00%
-Class Y                              PO Box 75000
                                      Detroit, MI 48275
-----------------------------------------------------------------------------------------------------------------
Diversified Small Cap Growth Fund     Wachovia Bank                                                 8.47%
-Class Y                              FBO Retirement
                                      1525 West WT Harris Blvd
                                      Charlotte, NC 28288
-----------------------------------------------------------------------------------------------------------------
Diversified Small Cap Growth Fund     Merrill Lynch, Pierce Fenner & Smith Incorporated             19.52%
-Class C                              For the Sole Benefit of its Customers
                                      4800 Deer Lake Drive East Jacksonville, FL
-----------------------------------------------------------------------------------------------------------------

*     Indicates that shares are held beneficially.

** May be deemed to control a class because it owned beneficially more than 25% of the outstanding shares as of July 7, 2010. As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other shareholders. Western & Southern Financial Group is a corporation organized under the laws of Ohio and is a wholly-owned subsidiary of Western-Southern Mutual Holding Company.

As of July 7, 2010, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Trust and of each Fund (or class thereof).

CUSTODIAN

Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, MA 02109, serves as the Trust's custodian. BBH acts as the Trust's depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young LLP, 312 Walnut Street, Cincinnati, OH 45202, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending March 31, 2011. The independent accountants will perform an audit of the Trust's financial statements for its fiscal year end and advise the Trust as to certain accounting matters.

LEGAL COUNSEL

Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Trust.

TRANSFER AND SUB-ADMINISTRATIVE AGENT

TRANSFER AGENT. The Trust's transfer agent, JPMorgan, is located at 303 Broadway, Suite 900, Cincinnati, Ohio 45202. JPMorgan maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For providing transfer agent and shareholder services to the Trust, JPMorgan receives a monthly per account fee from each Fund, plus out of-pocket expenses.

The Funds may also pay a fee to certain servicing organizations (such as broker-dealers and financial institutions) that provide sub-transfer agency services. These services include maintaining shareholder records, processing shareholder transactions and distributing communications to shareholders.

SUB-ADMINISTRATIVE AGENT. The Advisor has sub-contracted certain accounting and administrative services to JPMorgan. The sub-administrative services sub-contracted to JPMorgan include accounting and pricing services, SEC and state security filings, providing executive and administrative services and providing reports for meetings of the Board of Trustees. The Advisor pays JPMorgan a sub-administrative fee out of its administration fee. Set forth below are the sub-administration fees paid by the Advisor to JPMorgan during the stated periods:

SUB-ADMINISTRATIVE FEES            FOR THE FISCAL YEAR  FOR THE FISCAL YEAR  FOR THE FISCAL YEAR
                                      ENDED 03/31/10       ENDED 03/31/09       ENDED 03/31/08
                                      --------------       --------------       --------------
Mid Cap Growth Fund                      $397,024             $648,529             $920,499
Growth Opportunities Fund                $44,790              $26,526              $39,007
Large Cap Growth Fund                    $444,524             $813,606             $794,217
Diversified Small Cap Growth Fund        $44,864              $24,423              $13,830

COMPLIANCE SERVICE FEES. JPMorgan provides compliance program development, implementation and administration services to the Trust pursuant to a Compliance Services Agreement. For providing compliance services to the Trust, the Funds pay a one-time compliance program development and implementation fee plus an annual compliance administration fee. The Funds also pay other costs and expenses incurred in connection with the services provided under the Compliance Services Agreement. Set forth below are the compliance fees and expenses paid by the Funds during the stated periods:

COMPLIANCE FEES                    FOR THE FISCAL YEAR  FOR THE FISCAL YEAR  FOR THE FISCAL YEAR
                                      ENDED 03/31/10       ENDED 03/31/09       ENDED 03/31/08
                                      --------------       --------------       --------------
Mid Cap Growth Fund                       $6,192               $5,387               $4,400
Growth Opportunities Fund                 $2,672               $1,319               $1,016
Large Cap Growth Fund                     $5,975               $5,387               $4,400
Diversified Small Cap Growth Fund         $2,150               $1,115                $480


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

FINANCIAL STATEMENTS

The Trust's annual financial statements for the fiscal year ended March 31, 2010, including the Report of Ernst & Young LLP, independent registered public accounting firm, are included in the most recent Annual Report to Shareholders and are incorporated in this SAI by reference. The Annual Report may be obtained free of charge by calling the Trust at 1-800-543-0407 or by writing to Touchstone Strategic Trust at P.O. Box 5354, Cincinnati, Ohio 45201-5354. You may also obtain the Annual or Semi-Annual Reports, as well as other information about the Touchstone Strategic Trust, from the EDGAR Database on the SEC's website at http://www.sec.gov.



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

                                    APPENDIX

                        DESCRIPTION OF SECURITIES RATINGS

Moody's Investors Service, Inc. ("Moody's"), Standard &Poor's(R) ("S&P") and Fitch Ratings, Inc. ("Fitch") are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's, S&P(R) and Fitch are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The Advisor and/or Sub-Advisor attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. In that event, the Advisor and/or Sub-Advisor will consider whether it is in the best interest of the Fund to continue to hold the securities.

Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

An S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). The opinion evaluates the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor.

Fitch credit ratings are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, and repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit-ratings cover the global spectrum of corporate, sovereign (including supra-national and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

                            SHORT-TERM CREDIT RATINGS

Moody's

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.


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Moody's employs the following:

"P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

"P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

"P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

"NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

S&P

An S&P short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days, including commercial paper. The following summarizes the rating categories used by S&P for short-term issues:

"A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

"A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

"A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"B" - Obligations are regarded as having significant speculative characteristics. Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B-1" - Obligations are regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative - grade obligors.

"B-2" - Obligations are regarded as having significant speculative characteristics and the obligor has an average speculative - grade capacity to meet its financial commitments over the short-term compared to other speculative
- grade obligors.


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

"B-3" - Obligations are regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative - grade obligors.

"C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

"D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

"F1" - Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

"F2" - Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

"F3" - Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

"B" - Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.


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

"C" - Securities possess high short-term default risk. This designation indicates that default is a real possibility.

"RD" (Restricted default) - This designation indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

"D" (Default) - This designation indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Specific limitations relevant to the Short-Term Ratings scale include:

o The ratings do not predict a specific percentage of default likelihood over any given time period.

o The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

o The ratings do not opine on the liquidity of the issuer's securities or stock.

o The ratings do not opine on the possible loss severity on an obligation should an obligation default.

o The ratings do not opine on any quality related to an issuer or transaction's profile other than the agency's opinion on the relative vulnerability to default of the rated issuer or obligation.

                            LONG-TERM CREDIT RATINGS

Moody's

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

The following summarizes the ratings used by Moody's for long-term debt:

"Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

"Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

"A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

"Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

"Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

"B" - Obligations rated "B" are considered speculative and are subject to high credit risk.


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

"Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

"Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

"C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

Issue credit ratings are based, in varying degrees, on the following considerations:

o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

o     Nature of and provisions of the obligation;

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

The following summarizes the ratings used by S&P for long-term issues:

"AAA" - An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA" - An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


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

Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

"C" - A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

"D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

"N.R." - This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.


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

Fitch

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment.

The following summarizes long-term ratings used by Fitch:

"AAA" - Securities considered to be highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

"AA" - Securities considered to be very high credit quality. "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

"A" - Securities considered to be high credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

"BBB" - Securities considered to be good credit quality. "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

"BB" - Securities considered to be speculative. "BB" ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

"B" - Securities considered to be highly speculative. "B" ratings indicate that material credit risk is present.

"CCC" - Securities have substantial credit risk. "CCC" ratings indicate that substantial credit risk is present.

"CC" - Securities have very high levels of credit risk. "CC" ratings indicate very high levels of credit risk.

"C" - Securities have exceptionally high levels of credit risk. "C" indicates exceptionally high levels of credit risk.


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

Defaulted obligations typically are not assigned "D" ratings, but are instead rated in the "B" to "C" rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" obligation rating category, or to corporate or public finance obligation ratings in the categories below "B."

Specific limitations relevant to the corporate obligation rating scale include:

o The ratings do not predict a specific percentage of default likelihood or expected loss over any given time period.

o The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

o The ratings do not opine on the liquidity of the issuer's securities or stock.

o The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

o The ratings do not opine on any quality related to an issuer's business, operational or financial profile other than the agency's opinion on its relative vulnerability to default and relative recovery should a default occur.

                NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

Moody's


Watchlist: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade ("UPG"), on review for possible downgrade ("DNG"), or more rarely with direction uncertain ("UNC"). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

Rating Outlooks: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive ("POS"), Negative ("NEG"), Stable ("STA") and Developing ("DEV" -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A "RUR" (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, "NOO" (No Outlook) may be displayed.

S&P

Creditwatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by S&P's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.


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

Rating Outlook: An S&P rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.

      o     "Positive" means that a rating may be raised.

      o     "Negative" means that a rating may be lowered.

      o     "Stable" means that a rating is not likely to change.

      o     "Developing" means a rating may be raised or lowered.

Fitch

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved, or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade ("CCC", "CC" and "C") the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook: Timing is informative but not critical to the choice of a Watch rather than an Outlook. A discrete event that is largely clear and the terms of which are defined, but which will not happen for more than six months - such as a lengthy regulatory approval process - would nonetheless likely see ratings placed on Watch rather than a revision to the Outlook.


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

An Outlook revision may, however, be deemed more appropriate where a series of potential event risks has been identified, none of which individually warrants a Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.

A revision to the Outlook may also be appropriate where a specific event has been identified, but where the conditions and implications of that event are largely unclear and subject to high execution risk over an extended period - for example a proposed, but politically controversial, privatization.

                             MUNICIPAL NOTE RATINGS

Moody's

Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

"MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

"MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

"MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

"SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

VMIG rating expirations are a function of each issue's specific structural or credit features. "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.


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

"VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

An S&P U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

      o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

      o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:
"SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

"SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

"SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Fitch

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.


                                                             TSF-54-TST-SAI-1103

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